UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

January 31, 2015

MFS® GLOBAL HIGH YIELD FUND

(formerly MFS® High Yield Opportunities Fund)

HYO-ANN

MFS® GLOBAL HIGH YIELD FUND

Note to Shareholders: Effective March 31, 2014, the fund’s name changed from MFS High Yield Opportunities Fund to MFS Global High Yield Fund.

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Sharply lower oil prices continue to affect the global economy, adding to widespread deflationary pressures around the globe.

The United States — with a relatively strong labor market and solid growth prospects — continues to diverge from much of the rest of the developed world.

As the year began, a number of central banks introduced stimulus programs and accommodative monetary policies, led by the European Central Bank (ECB), which announced a large quantitative easing program in January.

In Asia, the Chinese economy remains a source of concern as key economic growth indicators continue to fall.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	6.0%
Telecommunications – Wireless	5.8%
Energy – Independent	5.3%
Building	4.9%
Medical & Health Technology & Services	4.8%

Composition including fixed income credit quality (a)(i)
BBB	3.8%
BB	37.7%
B	45.5%
CCC	8.2%
C	0.2%
Not Rated	(0.8)%
Non-Fixed Income	0.6%
Cash & Other	4.8%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	6.7 yrs.

Issuer country weightings (i)(x)
United States	62.9%
United Kingdom	4.5%
Canada	4.4%
Mexico	3.1%
Brazil	2.3%
Germany	2.1%
France	2.1%
Luxembourg	2.0%
Italy	1.8%
Other Countries	14.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2015, Class A shares of the MFS Global High Yield Fund (“fund”) provided a total return of 1.97%, at net asset value. This compares with a return of 2.44% for the fund’s benchmark, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged).

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. As the period drew to a close, events in Europe augmented potential uncertainty. While equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), the election of an anti-austerity government in Greece dampened the post-ECB QE euphoria.

Detractors from Performance

Relative to the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged), the fund’s greater exposure to “B” rated (r) securities held back performance as this credit quality sector underperformed higher-rated securities.

The fund’s yield curve (y) positioning in bonds with exposure to interest rates in the Eurozone, particularly a lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve weighed on relative results as yields declined during the period.

The portion of the fund’s return derived from yield, which was less than that of the benchmark, was another source of relative weakness.

Among individual securities, the fund’s debt holdings of oil and gas drilling services company QGOG Constellation, oil and gas exploration company Pacific Rubiales Energy and diversified energy company Afren were top relative detractors during the reporting period.

4

Contributors to Performance

The fund’s yield curve positioning in the US, particularly a greater exposure to shifts in the long end of the US yield curve, was an area of relative strength as yields declined during the period. A lesser exposure to Venezuela also benefited relative performance as spreads widened during the reporting period.

The fund’s debt holding of oil and gas pipeline operator El Paso Energy was among the top relative contributors during the reporting period.

Respectfully,

William Adams	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective March 31, 2014, the fund’s name changed from MFS High Yield Opportunities Funds to MFS Global High Yield Fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

This discussion reflects the fund’s investment in securities held within the fund’s portfolio as well as those securities held within the MFS High Yield Pooled Portfolio.

5

PERFORMANCE SUMMARY THROUGH 1/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	1.97%	8.04%	6.17%	N/A
B	7/01/98	1.06%	7.24%	5.41%	N/A
C	7/01/98	1.36%	7.28%	5.45%	N/A
I	7/01/98	2.23%	8.31%	6.46%	N/A
R1	6/02/08	1.21%	7.24%	N/A	5.70%
R2	6/02/08	1.57%	7.77%	N/A	6.23%
R3	6/02/08	1.97%	8.04%	N/A	6.51%
R4	6/02/08	2.09%	8.45%	N/A	6.88%
R5	6/02/08	2.33%	8.35%	N/A	6.75%
Comparative benchmarks
BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) (f)(y)		2.44%	8.88%	7.97%	N/A
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(y)		2.41%	8.84%	7.82%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		(2.37)%	7.11%	5.71%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.78)%	6.94%	5.41%	N/A
C With CDSC (1% for 12 months) (v)		0.40%	7.28%	5.45%	N/A

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(y)	Effective March 31, 2014, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) replaced the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the fund’s benchmark. The fund’s investment adviser believes the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) better reflects the investment policies and strategies of the fund.

7

Performance Summary – continued

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

Effective March 31, 2014, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) replaced the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the fund’s benchmark because the adviser believes that the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) better reflects the fund’s global investment strategies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2014 through January 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2014 through January 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/14	Ending Account Value 1/31/15	Expenses Paid During Period (p) 8/01/14-1/31/15
A	Actual	1.05%	$1,000.00	$985.71	$5.26
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$980.59	$8.99
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$982.00	$8.99
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$987.02	$4.01
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$980.58	$8.99
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$983.06	$6.50
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$984.22	$5.25
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$985.74	$4.00
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R5	Actual	0.69%	$1,000.00	$987.49	$3.46
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 24.1%
Issuer	Shares/Par		Value ($)

Asset-Backed & Securitized - 0.1%
Citigroup Commercial Mortgage Trust, FRN, 5.713%, 12/10/49		$2,500,000	$379,100
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)		1,381,407	13,651
Falcon Franchise Loan LLC, FRN, 20.252%, 1/05/25 (i)(z)		73,477	17,634
LB Commercial Conduit Mortgage Trust, FRN, 1.23%, 2/18/30 (i)		244,730	5,397
Morgan Stanley Capital I, Inc., FRN, 1.418%, 4/28/39 (i)(z)		1,077,542	5,431

			$421,213
Automotive - 0.6%
Jaguar Land Rover PLC, 8.125%, 5/15/21 (n)		$920,000	$1,016,600
Rhino Bondco S.p.A., 7.25%, 11/15/20 (z)	EUR	751,000	874,259
Schaeffler Finance B.V., 4.25%, 5/15/18	EUR	100,000	116,108
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)		$640,000	668,800
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)		295,000	297,213
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)		200,000	209,500

			$3,182,480
Building - 2.1%
CEMEX S.A.B. de C.V., 5.875%, 3/25/19 (n)		$345,000	$347,415
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)		845,000	853,450
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)		435,000	449,138
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)		275,000	253,688
Cimpor Financial Operations B.V., 5.75%, 7/17/24 (n)		918,000	695,385
Cimpor Financial Operations B.V., 5.75%, 7/17/24		1,145,000	867,338
Elementia S.A. de C.V., 5.5%, 1/15/25 (n)		864,000	826,200
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20		1,563,000	1,656,780
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20 (n)		795,000	842,700
Lafarge S.A., 7.125%, 7/15/36		625,000	743,750
Odebrecht Finance Ltd. Notes Fixed 4.375%, 4.375%, 4/25/25		755,000	568,138
Paroc Group Oy, 6.25%, 5/15/20 (n)	EUR	1,125,000	1,188,619
Titan Global Finance PLC, 4.25%, 7/10/19	EUR	575,000	606,867
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)		$1,377,000	1,363,230

			$11,262,698
Cable TV - 2.0%
Altice Financing S.A., 7.875%, 12/15/19 (n)		$1,512,000	$1,599,696
Altice Finco S.A., 8.125%, 1/15/24 (n)		278,000	288,425
Cogeco Cable, Inc., 4.875%, 5/01/20 (n)		1,135,000	1,143,513
LGE Holdco VI B.V., 7.125%, 5/15/24	EUR	380,000	485,759
LGE Holdco VI B.V., 7.125%, 5/15/24 (z)		$755,000	965,126

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Cable TV - continued
Telenet Finance Luxembourg, 6.375%, 11/15/20 (n)	EUR	500,000	$595,655
Telenet Group Holding N.V., 6.25%, 8/15/22 (n)	EUR	780,000	952,027
Unitymedia Hessen NRW GmbH, 6.25%, 1/15/29	EUR	1,160,000	1,486,120
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)		$200,000	210,500
Videotron Ltd., 5.375%, 6/15/24 (n)		1,890,000	1,937,250
VTR Finance B.V., 6.875%, 1/15/24 (n)		1,120,000	1,122,856

			$10,786,927
Chemicals - 0.4%
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)		$1,554,000	$1,491,840
INEOS Group Holdings S.A., 5.75%, 2/15/19 (n)	EUR	760,000	839,477

			$2,331,317
Conglomerates - 0.7%
Grupo Kuo S.A.B. de C.V., 6.25%, 12/04/22		$1,505,000	$1,512,525
Kion Finance S.A., 6.75%, 2/15/20	EUR	770,000	940,648
Metalloinvest Finance Ltd., 5.625%, 4/17/20 (n)		$1,420,000	1,075,110

			$3,528,283
Construction - 0.4%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17		$291,000	$265,276
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17 (n)		150,000	136,740
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)		615,000	431,269
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2/04/21		1,639,000	1,178,441

			$2,011,726
Consumer Products - 0.3%
Jarden Corp., 3.75%, 10/01/21 (n)	EUR	1,125,000	$1,334,813

Consumer Services - 0.3%
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17		$1,510,000	$1,464,700

Containers - 0.5%
San Miguel Industrias PET S.A., 7.75%, 11/06/20 (n)		$1,211,000	$1,277,605
SGD Group SAS, 5.625%, 5/15/19	EUR	1,135,000	1,249,845

			$2,527,450
Electronics - 0.1%
Nokia Corp., 5.375%, 5/15/19		$600,000	$655,500

Emerging Market Quasi-Sovereign - 0.8%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)		$606,000	$596,334
Banco do Brasil S.A., 6.25% to 4/15/24, FRN to 12/31/49 (n)		935,000	661,045
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2/02/22 (n)		1,716,000	1,731,015

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
NOVA Chemicals Corp., 5%, 5/01/25 (n)		$84,000	$87,150
Turkiye Vakiflar Bankasi T.A.O., 6.875% to 2/03/20, FRN to 2/03/25 (z)		1,120,000	1,110,064

			$4,185,608
Emerging Market Sovereign - 0.8%
Dominican Republic, 7.5%, 5/06/21 (n)		$790,000	$886,775
Dominican Republic, 6.6%, 1/28/24 (n)		122,000	132,980
Dominican Republic, 5.875%, 4/18/24 (n)		111,000	117,105
Dominican Republic, 5.5%, 1/27/25 (z)		140,000	141,750
Dominican Republic, 7.45%, 4/30/44 (n)		107,000	117,700
Republic of Croatia, 5.5%, 4/04/23 (n)		1,264,000	1,335,100
Republic of Venezuela, 7%, 3/31/38		1,930,000	612,775
Russian Federation, 5%, 4/29/20		800,000	708,320

			$4,052,505
Energy - Independent - 0.3%
Afren PLC, 11.5%, 2/01/16 (n)		$1,000,000	$350,000
Afren PLC, 6.625%, 12/09/20 (n)		528,000	179,520
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)		279,000	231,570
Tullow Oil PLC, 6.25%, 4/15/22 (n)		1,045,000	877,800

			$1,638,890
Energy - Integrated - 0.6%
Inkia Energy Ltd., 8.375%, 4/04/21		$1,397,000	$1,466,850
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)		2,406,000	1,563,900

			$3,030,750
Food & Beverages - 2.1%
Anadolu Efes Biracilik ve Malt Sanayii A.S., 3.375%, 11/01/22		$566,000	$511,664
Brakes Capital, 7.125%, 12/15/18	GBP	950,000	1,450,565
BRF S.A., 3.95%, 5/22/23 (n)		$1,535,000	1,469,302
Central American Bottling Corp., 6.75%, 2/09/22		1,495,000	1,579,034
Corporacion Lindley S.A., 6.75%, 11/23/21		389,000	420,120
Corporacion Lindley S.A., 6.75%, 11/23/21 (n)		56,000	60,480
Corporacion Lindley S.A., 4.625%, 4/12/23 (n)		802,000	777,940
Gruma S.A.B. de C.V., 4.875%, 12/01/24 (n)		372,000	388,740
JBS Investments GmbH, 7.75%, 10/28/20 (n)		779,000	802,136
Minerva Luxembourg S.A., 7.75%, 1/31/23		1,360,000	1,309,000
Premier Foods Finance, 6.5%, 3/15/21	GBP	755,000	1,053,166
R&R Ice Cream PLC, 5.5%, 5/15/20 (n)	GBP	750,000	1,097,026

			$10,919,173

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Forest & Paper Products - 0.1%
Tembec Industries, Inc., 9%, 12/15/19 (n)		$305,000	$301,188

Gaming & Lodging - 0.4%
Great Canadian Gaming Corp., 6.625%, 7/25/22 (n)	CAD	1,375,000	$1,136,185
Wynn Macau Ltd., 5.25%, 10/15/21 (n)		$1,137,000	1,106,443

			$2,242,628
Industrial - 0.9%
Deutsche Raststatten Gruppe IV GmbH, 6.75%, 12/30/20	EUR	385,000	$467,679
Empark Funding S.A., 6.75%, 12/15/19	EUR	385,000	468,114
Galapagos Holding S.A., 7%, 6/15/22	EUR	380,000	396,122
Galapagos Holdings LLC, 7%, 6/15/22 (n)	EUR	281,000	292,921
Galapagos SA, 5.375%, 6/15/21 (n)	EUR	281,000	314,831
Grupo Isolux Corsan Finance B.V., 6.625%, 4/15/21	EUR	1,330,000	1,295,500
Transfield Services Ltd., 8.375%, 5/15/20 (n)		$1,500,000	1,605,000

			$4,840,167
International Market Quasi-Sovereign - 0.3%
Israel Electric Corp. Ltd., 6.7%, 2/10/17 (n)		$819,000	$877,354
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)		863,000	986,771

			$1,864,125
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)		$260,000	$269,750
Loxam SAS, 7%, 7/23/22 (n)	EUR	1,865,000	1,949,391

			$2,219,141
Major Banks - 0.3%
RBS Capital Trust II, 6.425% to 1/03/34, FRN to 12/31/49		$1,375,000	$1,498,750
Royal Bank of Scotland Group PLC, 6.99% to 10/04/17, FRN to 12/31/49 (n)		165,000	189,750

			$1,688,500
Medical & Health Technology & Services - 0.3%
Medi-Partenaires SAS, 7%, 5/15/20	EUR	1,300,000	$1,551,631

Metals & Mining - 0.7%
EVRAZ, Inc. N.A. Canada, 7.5%, 11/15/19 (n)		$195,000	$167,213
Fortescue Metals Group Ltd., 8.25%, 11/01/19 (n)		105,000	93,188
Lundin Mining Corp., 7.5%, 11/01/20 (n)		240,000	237,600
Lundin Mining Corp., 7.875%, 11/01/22 (n)		240,000	237,600
Ovako Group AB, 6.5%, 6/01/19 (n)	EUR	1,120,000	1,189,664
Rearden G Holdings Eins GmbH, 7.875%, 3/30/20		$1,695,000	1,610,250

			$3,535,515

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Network & Telecom - 0.7%
Columbus International, Inc., 7.375%, 3/30/21 (n)		$1,387,000	$1,426,876
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)		2,240,000	2,329,600

			$3,756,476
Oil Services - 0.4%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)		$1,341,178	$961,624
QGOG Constellation S.A., 6.25%, 11/09/19		400,000	182,880
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		1,798,000	822,046

			$1,966,550
Other Banks & Diversified Financials - 0.5%
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)		$1,375,000	$1,524,188
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 12/31/49 (n)		407,000	548,689
MMG S.A., 6.75%, 3/28/23 (n)		500,000	470,000

			$2,542,877
Pollution Control - 0.2%
Abengoa Finance S.A.U., 8.875%, 2/05/18	EUR	100,000	$115,260
Abengoa Finance S.A.U., 7.75%, 2/01/20		$1,135,000	1,068,319

			$1,183,579
Precious Metals & Minerals - 0.3%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$1,520,000	$1,474,400

Real Estate - Retail - 0.0%
InRetail Shopping Malls Co., 6.5%, 7/09/21 (n)		$245,000	$257,985

Restaurants - 0.1%
Stonegate Pub Co. Financing PLC, 5.75%, 4/15/19	GBP	525,000	$784,034

Retailers - 0.8%
Dufry Finance SCA, 4.5%, 7/15/22 (n)	EUR	1,125,000	$1,342,382
Hema Bondco I B.V., 6.25%, 6/15/19 (n)	EUR	186,000	172,873
HEMA Bondco I B.V., 6.25%, 6/15/19	EUR	560,000	520,478
InRetail Consumer, 5.25%, 10/10/21 (n)		$393,000	395,948
New Look Retail Group Ltd., 8.375%, 5/14/18 (n)		1,905,000	2,000,250

			$4,431,931
Specialty Stores - 0.5%
Matalan Finance PLC, 6.875%, 6/01/19 (n)	GBP	745,000	$1,099,677
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		$1,421,000	1,499,155

			$2,598,832

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Telecommunications - Wireless - 2.3%
Altice S.A., 7.75%, 5/15/22 (n)		$1,130,000	$1,169,550
Comcel Trust, 6.875%, 2/06/24 (n)		1,259,000	1,303,065
Digicel Group Ltd., 8.25%, 9/30/20 (n)		830,000	807,590
Digicel Group Ltd., 6%, 4/15/21 (n)		1,436,000	1,346,250
Digicel Group Ltd., 7.125%, 4/01/22 (n)		350,000	317,083
Eileme 2 AB, 11.625%, 1/31/20 (n)		796,000	900,733
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)		768,000	720,000
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)		1,314,000	1,343,565
MTS International Funding Ltd., 5%, 5/30/23 (n)		2,338,000	1,831,823
Numericable Group S.A., 6%, 5/15/22 (n)		400,000	409,160
VimpelCom Ltd., 5.95%, 2/13/23 (n)		1,500,000	1,136,250
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)		200,000	195,000
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)		610,000	591,700

			$12,071,769
Telephone Services - 0.4%
B Communications Ltd., 7.375%, 2/15/21 (n)		$1,908,000	$1,993,860

Transportation - 0.1%
Far East Capital Ltd. S.A., 8%, 5/02/18		$290,000	$101,500
Far Eastern Shipping Co., 8%, 5/02/18 (n)		1,387,000	485,450
Far Eastern Shipping Co., 8.75%, 5/02/20 (n)		474,000	156,420

			$743,370
Transportation - Services - 0.9%
Aguila American Resources Ltd., 7.875%, 1/31/18 (n)		$605,000	$595,925
EC Finance PLC, 5.125%, 7/15/21 (n)	EUR	1,360,000	1,596,858
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)		$990,000	945,450
Stena AB, 7%, 2/01/24 (n)		530,000	495,550
Topaz Marine S.A., 8.625%, 11/01/18 (n)		1,378,000	1,218,317
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21		147,000	149,940

			$5,002,040
Utilities - Electric Power - 1.4%
CE Energy AS, 7%, 2/01/21	EUR	1,150,000	$1,312,495
EDP Finance B.V., 6%, 2/02/18 (n)		$1,070,000	1,161,292
Empresa de Energia de Bogota S.A., 6.125%, 11/10/21 (n)		1,450,000	1,544,250
Enel S.p.A. , 8.75% to 2013, FRN to 9/24/73 (n)		955,000	1,131,436
Greenko Dutch B.V., 8%, 8/01/19		200,000	177,500
Greenko Dutch B.V., 8%, 8/01/19 (n)		1,279,000	1,135,113
Viridian Group FundCo II, Ltd., 11.125%, 4/01/17 (n)		893,000	949,143

			$7,411,229
Total Bonds (Identified Cost, $141,855,425)			$127,795,860

16

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 0.0%
Issuer	Shares/Par	Value ($)

Metals & Mining - 0.0%
Fortescue Metals Group Ltd., Term Loan B, 3.75%, 6/30/19 (Identified Cost, $4,300)	$4,309	$3,797

Underlying Affiliated Funds - 74.0%
MFS High Yield Pooled Portfolio (Identified Cost, $410,600,625) (v)(y)	$41,397,796	$392,037,124

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	7,074,596	$7,074,596
Total Investments (Identified Cost, $559,534,946)		$526,911,377

Other Assets, Less Liabilities - 0.6%		3,190,576
Net Assets - 100.0%		$530,101,953

(a)	Non-income producing security.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $89,673,707 representing 17.0% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2015 has been included as Appendix A.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Dominican Republic, 5.5%, 1/27/25	1/20/15	$140,000	$141,750
Falcon Franchise Loan LLC, FRN, 20.252%, 1/05/25	1/29/03	5,219	17,634
LGE Holdco VI B.V., 7.125%, 5/15/24	1/17/12	1,003,194	965,126

17

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Morgan Stanley Capital I, Inc., FRN, 1.418%, 4/28/39	7/20/04	$68,480	$5,431
Rhino Bondco S.p.A., 7.25%, 11/15/20	10/23/14	950,128	874,259
Turkiye Vakiflar Bankasi T.A.O., 6.875% to 2/03/20, FRN to 2/03/25	1/26/15	1,116,494	1,110,064
Total Restricted Securities			$3,114,264
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 1/31/15

Forward Foreign Currency Exchange Contracts at 1/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Credit Suisse Group	1,375,000	4/10/15	$1,164,988	$1,081,171	$83,817
SELL	EUR	Credit Suisse Group	26,078,869	4/10/15	31,099,573	29,487,012	1,612,561
SELL	GBP	Credit Suisse Group	1,883,476	4/10/15	2,868,704	2,835,571	33,133
SELL	GBP	Merrill Lynch International	1,883,476	4/10/15	2,868,685	2,835,571	33,114

							$1,762,625

Liability Derivatives
BUY	EUR	Deutsche Bank AG	807,090	4/10/15	$952,301	$912,565	$(39,736)
BUY	EUR	Goldman Sachs International	1,826,493	4/10/15	2,151,066	2,065,190	(85,876)

							$(125,612)

18

Portfolio of Investments – continued

Derivative Contracts at 1/31/15

Futures Contracts Outstanding at 1/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	12	$1,570,500	March - 2015	$(57,042)

At January 31, 2015, the fund had cash collateral of $17,820 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See notes to financial statements

19

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $141,859,725)	$127,799,657
Underlying affiliated funds, at value (identified cost, $417,675,221)	399,111,720
Total investments, at value (identified cost, $559,534,946)	$526,911,377
Cash	7,046
Restricted cash	17,820
Foreign currency, at value (identified cost, $33,078)	12,147
Receivables for
Forward foreign currency exchange contracts	1,762,625
Investments sold	872,439
Fund shares sold	1,299,820
Interest and dividends	2,528,218
Receivable from investment adviser	34,997
Other assets	3,478
Total assets	$533,449,967
Liabilities
Payables for
Distributions	$320,519
Daily variation margin on open futures contracts	8,250
Forward foreign currency exchange contracts	125,612
Investments purchased	1,549,699
Fund shares reacquired	998,169
Payable to affiliates
Shareholder servicing costs	175,126
Distribution and service fees	14,577
Payable for independent Trustees’ compensation	4,149
Accrued expenses and other liabilities	151,913
Total liabilities	$3,348,014
Net assets	$530,101,953
Net assets consist of
Paid-in capital	$639,005,670
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(31,094,171)
Accumulated net realized gain (loss) on investments and foreign currency	(79,303,644)
Undistributed net investment income	1,494,098
Net assets	$530,101,953
Shares of beneficial interest outstanding	83,843,224

20

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$281,873,912	44,586,512	$6.32
Class B	23,025,942	3,635,069	6.33
Class C	81,974,641	12,980,797	6.32
Class I	130,779,712	20,675,450	6.33
Class R1	226,928	35,838	6.33
Class R2	247,830	39,123	6.33
Class R3	7,721,918	1,221,354	6.32
Class R4	3,689,720	580,217	6.36
Class R5	561,350	88,864	6.32

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.60 [100 / 95.75 x $6.32]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See notes to financial statements

21

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$9,467,639
Dividends from underlying affiliated funds	27,560,874
Foreign taxes withheld	(1,230)
Total investment income	$37,027,283
Expenses
Management fee	$3,730,039
Distribution and service fees	2,007,816
Shareholder servicing costs	739,779
Administrative services fee	89,537
Independent Trustees’ compensation	15,476
Custodian fee	92,127
Shareholder communications	97,900
Audit and tax fees	82,324
Legal fees	5,203
Miscellaneous	164,549
Total expenses	$7,024,750
Fees paid indirectly	(12)
Reduction of expenses by investment adviser and distributor	(430,007)
Net expenses	$6,594,731
Net investment income	$30,432,552
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(7,846,079)
Underlying affiliated funds	6,697,760
Capital gain distributions from underlying affiliated funds	3,059,577
Futures contracts	(43,306)
Foreign currency	4,711,328
Net realized gain (loss) on investments and foreign currency	$6,579,280
Change in unrealized appreciation (depreciation)
Investments	$(26,937,273)
Futures contracts	(57,042)
Translation of assets and liabilities in foreign currencies	1,459,093
Net unrealized gain (loss) on investments and foreign currency translation	$(25,535,222)
Net realized and unrealized gain (loss) on investments and foreign currency	$(18,955,942)
Change in net assets from operations	$11,476,610

See notes to financial statements

22

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2015	2014
Change in net assets
From operations
Net investment income	$30,432,552	$34,044,563
Net realized gain (loss) on investments and foreign currency	6,579,280	20,660,379
Net unrealized gain (loss) on investments and foreign currency translation	(25,535,222)	(26,401,483)
Change in net assets from operations	$11,476,610	$28,303,459
Distributions declared to shareholders
From net investment income	$(32,835,979)	$(34,727,300)
Change in net assets from fund share transactions	$(31,892,927)	$(36,747,076)
Total change in net assets	$(53,252,296)	$(43,170,917)
Net assets
At beginning of period	583,354,249	626,525,166
At end of period (including undistributed net investment income of $1,494,098 and accumulated distributions in excess of net investment income of $1,249,631, respectively)	$530,101,953	$583,354,249

See notes to financial statements

23

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.57	$6.64	$6.30	$6.49	$5.98
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.42	$0.44	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	(0.06)	0.35	(0.18)	0.51
Total from investment operations	$0.13	$0.32	$0.77	$0.26	$0.98
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.43)	$(0.45)	$(0.47)
Net asset value, end of period (x)	$6.32	$6.57	$6.64	$6.30	$6.49
Total return (%) (r)(s)(t)(x)	1.97	5.00	12.73	4.21	17.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.11	1.14	1.13	1.13
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.02
Net investment income	5.42	5.84	6.54	6.96	7.64
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$281,874	$366,654	$412,834	$422,926	$474,643

See notes to financial statements

24

Financial Highlights – continued

Class B	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.59	$6.65	$6.32	$6.51	$5.99
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.37	$0.39	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	(0.05)	0.35	(0.18)	0.52
Total from investment operations	$0.07	$0.28	$0.72	$0.21	$0.95
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.39)	$(0.40)	$(0.43)
Net asset value, end of period (x)	$6.33	$6.59	$6.65	$6.32	$6.51
Total return (%) (r)(s)(t)(x)	1.06	4.37	11.71	3.44	16.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.87	1.86	1.89	1.88	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.77
Net investment income	4.65	5.08	5.77	6.21	6.92
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$23,026	$27,959	$33,338	$35,751	$46,297

Class C	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.56	$6.63	$6.30	$6.48	$5.97
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.37	$0.40	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.06)	0.35	(0.18)	0.50
Total from investment operations	$0.09	$0.27	$0.72	$0.22	$0.93
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.39)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$6.32	$6.56	$6.63	$6.30	$6.48
Total return (%) (r)(s)(t)(x)	1.36	4.21	11.73	3.59	16.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.88	1.86	1.89	1.89	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.77
Net investment income	4.66	5.10	5.79	6.25	6.94
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$81,975	$93,058	$99,786	$89,483	$96,519

See notes to financial statements

25

Financial Highlights – continued

Class I	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.58	$6.65	$6.31	$6.50	$5.99
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.44	$0.46	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.06)	0.35	(0.18)	0.52
Total from investment operations	$0.15	$0.34	$0.79	$0.28	$1.00
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.45)	$(0.47)	$(0.49)
Net asset value, end of period (x)	$6.33	$6.58	$6.65	$6.31	$6.50
Total return (%) (r)(s)(x)	2.23	5.26	13.00	4.47	17.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.87	0.86	0.89	0.88	0.87
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.78
Net investment income	5.61	6.05	6.74	7.21	7.76
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$130,780	$85,542	$70,977	$38,143	$38,266

Class R1	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.58	$6.65	$6.32	$6.51	$5.99
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.37	$0.39	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	(0.06)	0.35	(0.18)	0.51
Total from investment operations	$0.08	$0.27	$0.72	$0.21	$0.94
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.39)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$6.33	$6.58	$6.65	$6.32	$6.51
Total return (%) (r)(s)(x)	1.21	4.22	11.71	3.44	16.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.87	1.86	1.89	1.88	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.77
Net investment income	4.65	5.07	5.70	6.22	6.90
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$227	$236	$207	$132	$126

See notes to financial statements

26

Financial Highlights – continued

Class R2	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.59	$6.65	$6.32	$6.51	$5.99
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.37	$0.40	$0.43	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	(0.06)	0.35	(0.18)	0.52
Total from investment operations	$0.11	$0.31	$0.75	$0.25	$0.98
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.42)	$(0.44)	$(0.46)
Net asset value, end of period (x)	$6.33	$6.59	$6.65	$6.32	$6.51
Total return (%) (r)(s)(x)	1.57	4.90	12.26	3.96	16.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.37	1.36	1.39	1.38	1.37
Expenses after expense reductions (f)(h)	1.30	1.30	1.30	1.30	1.27
Net investment income	5.14	5.57	6.22	6.72	7.37
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$248	$232	$253	$172	$162

Class R3	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.57	$6.64	$6.31	$6.49	$5.98
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.40	$0.44	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	(0.06)	0.36	(0.17)	0.51
Total from investment operations	$0.13	$0.32	$0.76	$0.27	$0.98
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.43)	$(0.45)	$(0.47)
Net asset value, end of period (x)	$6.32	$6.57	$6.64	$6.31	$6.49
Total return (%) (r)(s)(x)	1.97	5.00	12.55	4.37	17.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.11	1.12	1.14	1.13
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.03
Net investment income	5.41	5.83	6.06	7.00	7.60
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$7,722	$7,751	$7,588	$771	$560

See notes to financial statements

27

Financial Highlights – continued

Class R4	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.62	$6.69	$6.30	$6.49	$5.98
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.45	$0.46	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	(0.06)	0.39	(0.18)	0.53
Total from investment operations	$0.14	$0.34	$0.84	$0.28	$1.00
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.45)	$(0.47)	$(0.49)
Net asset value, end of period (x)	$6.36	$6.62	$6.69	$6.30	$6.49
Total return (%) (r)(s)(x)	2.09	5.27	13.85	4.47	17.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.87	0.85	0.89	0.89	0.85
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.79
Net investment income	5.60	6.05	6.98	7.25	7.40
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$3,690	$1,542	$1,431	$3,014	$3,040

Class R5 (y)	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.57	$6.63	$6.29	$6.49	$5.97
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.44	$0.45	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.05)	0.35	(0.19)	0.53
Total from investment operations	$0.16	$0.35	$0.79	$0.26	$1.00
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.41)	$(0.45)	$(0.46)	$(0.48)
Net asset value, end of period (x)	$6.32	$6.57	$6.63	$6.29	$6.49
Total return (%) (r)(s)(x)	2.33	5.51	13.03	4.20	17.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.77	0.77	0.97	0.99	0.95
Expenses after expense reductions (f)(h)	0.70	0.72	0.90	0.90	0.88
Net investment income	5.74	6.14	6.89	7.14	7.45
Portfolio turnover	18	38	48	61	68
Net assets at end of period (000 omitted)	$561	$381	$112	$7,631	$1,734

See notes to financial statements

28

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See notes to financial statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2015, 74.0% of the fund’s net assets were invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder reports. The High Yield Pooled Portfolio’s shareholder reports are not covered by this report. The annual report for the High Yield Pooled Portfolio as of January 31, 2015 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still

30

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from

31

Notes to Financial Statements – continued

third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency

32

Notes to Financial Statements – continued

exchange contracts. The following is a summary of the levels used as of January 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$10,102,238	$—	$10,102,238
U.S. Corporate Bonds	—	1,334,814	—	1,334,814
Commercial Mortgage-Backed Securities	—	407,562	—	407,562
Asset-Backed Securities (including CDOs)	—	13,651	—	13,651
Foreign Bonds	—	115,937,595	—	115,937,595
Floating Rate Loans	—	3,797	—	3,797
Mutual Funds	399,111,720	—	—	399,111,720
Total Investments	$399,111,720	$127,799,657	$—	$526,911,377

Other Financial Instruments
Futures Contracts	$(57,042)	$—	$—	$(57,042)
Forward Foreign Currency Exchange Contracts	—	1,637,013	—	1,637,013

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities	Total
Balance as of 1/31/14	$343,351	$0	$343,351
Accrued discounts/premiums	—	0	—
Realized gain (loss)	(989,364)	(3,992,695)	(4,982,059)
Change in unrealized appreciation (depreciation)	658,617	3,992,695	4,651,312
Proceeds from a tender offer	(12,604)	—	(12,604)
Disposition of worthless securities	—	0	—
Balance as of 1/31/15	$—	$—	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

33

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(57,042)
Foreign Exchange	Forward Foreign Currency Exchange	1,762,625	(125,612)
Total		$1,762,625	$(182,654)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(43,306)	$—
Foreign Exchange	—	4,759,267
Total	$(43,306)	$4,759,267

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(57,042)	$—
Foreign Exchange	—	1,488,235
Total	$(57,042)	$1,488,235

34

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

35

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

36

Notes to Financial Statements – continued

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap

37

Notes to Financial Statements – continued

agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest

38

Notes to Financial Statements – continued

payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

39

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/15	1/31/14
Ordinary income (including any short-term capital gains)	$32,835,979	$34,727,300

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/15
Cost of investments	$561,783,607
Gross appreciation	2,974,558
Gross depreciation	(37,846,788)
Net unrealized appreciation (depreciation)	$(34,872,230)
Undistributed ordinary income	5,491,435
Capital loss carryforwards	(77,046,321)
Post-October capital loss deferral	(65,704)
Other temporary differences	(2,410,897)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/17	$(30,697,499)
1/31/18	(45,531,096)
Total	$(76,228,595)

Post-enactment losses which are characterized as follows:
Long Term	$(817,726)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

40

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/15	Year ended 1/31/14
Class A	$18,935,328	$22,633,677
Class B	1,322,566	1,583,072
Class C	4,607,529	5,016,575
Class I	7,308,699	4,903,806
Class R1	11,906	11,840
Class R2	13,621	14,884
Class R3	459,449	462,065
Class R4	146,555	85,278
Class R5	30,326	16,103
Total	$32,835,979	$34,727,300

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion to $2.5 billion and 0.55% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2016. For the year ended January 31, 2015, the fund’s average daily net assets did not exceed $1.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2015, this management fee reduction amounted to $28,105, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

41

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2016. For the year ended January 31, 2015, this reduction amounted to $395,650 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $100,277 for the year ended January 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$814,067
Class B	0.75%	0.25%	1.00%	1.00%	261,145
Class C	0.75%	0.25%	1.00%	1.00%	909,333
Class R1	0.75%	0.25%	1.00%	1.00%	2,332
Class R2	0.25%	0.25%	0.50%	0.50%	1,218
Class R3	—	0.25%	0.25%	0.25%	19,721
Total Distribution and Service Fees					$2,007,816

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2015, this rebate amounted to $4,523, $183, and $639 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a

42

Notes to Financial Statements – continued

CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2015, were as follows:

Amount
Class A	$5,152
Class B	40,508
Class C	2,377

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2015, the fee was $101,536, which equated to 0.0177% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $638,243.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $117 and is included in independent Trustees’ compensation for the year

43

Notes to Financial Statements – continued

ended January 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $4,053 at January 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended January 31, 2015, the aggregate fees paid by the fund under these agreements were $2,321 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $907, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A).

At close of business on March 22, 2013, the fund and certain other MFS funds transferred high income debt instruments, accrued interest and cash to the High Yield Pooled Portfolio, a series of MFS series Trust III, in exchange for shares of the High Yield Pooled Portfolio. The purpose of the transaction was to pool the portion of the assets of the fund and certain other MFS funds invested in high income debt instruments in

44

Notes to Financial Statements – continued

the High Yield Pooled Portfolio. The transfer was accomplished by a tax-free exchange by the fund of investments valued at approximately $516,450,760 with a cost basis of approximately $492,368,794, accrued interest of approximately $9,799,211 and cash of approximately $178,187 for approximately 52,642,816 shares of the High Yield Pooled Portfolio (valued at approximately $526,428,158). For financial reporting purposes, investments transferred and shares received by the fund were recorded at fair value; however, the cost basis of the investments delivered to the High Yield Pooled Portfolio was carried forward to the shares received. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee, distribution and/or service fee, or sales charge.

At January 31, 2015, MFS held 64% and 60% of the outstanding shares of Class R1 and R2, respectively.

(4) Portfolio Securities

For the year ended January 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $100,633,473 and $164,565,450, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/15		Year ended 1/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,361,352	$55,260,871	12,853,466	$84,535,615
Class B	362,573	2,402,055	552,163	3,640,035
Class C	957,341	6,326,440	1,720,899	11,318,254
Class I	13,572,232	89,673,139	10,345,287	67,597,857
Class R1	4,812	31,179	8,418	54,712
Class R2	3,572	23,690	6,903	45,670
Class R3	263,313	1,714,745	387,273	2,554,016
Class R4	425,167	2,783,555	73,311	482,986
Class R5	34,050	225,513	40,132	266,869
	23,984,412	$158,441,187	25,987,852	$170,496,014

Shares issued to shareholders in reinvestment of distributions
Class A	2,463,286	$16,194,212	2,843,014	$18,665,978
Class B	178,991	1,178,303	203,437	1,338,198
Class C	531,784	3,488,243	542,240	3,553,779
Class I	1,013,305	6,648,868	625,904	4,107,967
Class R1	1,799	11,824	1,798	11,819
Class R2	2,069	13,606	2,244	14,759
Class R3	69,538	456,615	70,376	461,853
Class R4	22,347	146,538	12,906	85,276
Class R5	4,631	30,325	2,470	16,103
	4,287,750	$28,168,534	4,304,389	$28,255,732

45

Notes to Financial Statements – continued

	Year ended 1/31/15		Year ended 1/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(22,019,225)	$(145,247,640)	(22,105,856)	$(145,380,703)
Class B	(1,151,655)	(7,601,986)	(1,521,729)	(10,014,844)
Class C	(2,683,212)	(17,541,964)	(3,139,479)	(20,577,355)
Class I	(6,912,889)	(45,446,037)	(8,649,325)	(56,187,692)
Class R1	(6,665)	(42,984)	(5,518)	(36,349)
Class R2	(1,698)	(11,252)	(12,037)	(78,572)
Class R3	(290,596)	(1,898,575)	(421,490)	(2,765,859)
Class R4	(100,285)	(660,955)	(67,202)	(447,826)
Class R5	(7,765)	(51,255)	(1,492)	(9,622)
	(33,173,990)	$(218,502,648)	(35,924,128)	$(235,498,822)

Net change
Class A	(11,194,587)	$(73,792,557)	(6,409,376)	$(42,179,110)
Class B	(610,091)	(4,021,628)	(766,129)	(5,036,611)
Class C	(1,194,087)	(7,727,281)	(876,340)	(5,705,322)
Class I	7,672,648	50,875,970	2,321,866	15,518,132
Class R1	(54)	19	4,698	30,182
Class R2	3,943	26,044	(2,890)	(18,143)
Class R3	42,255	272,785	36,159	250,010
Class R4	347,229	2,269,138	19,015	120,436
Class R5	30,916	204,583	41,110	273,350
	(4,901,828)	$(31,892,927)	(5,631,887)	$(36,747,076)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2015, the fund’s commitment fee and interest expense were $2,127 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

46

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	47,525,038	5,269,715	(11,396,957)	41,397,796
MFS Institutional Money Market Portfolio	3,265,647	127,014,284	(123,205,335)	7,074,596

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$6,697,760	$3,059,577	$27,554,869	$392,037,124
MFS Institutional Money Market Portfolio	$—	$—	$6,005	$7,074,596

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund (formerly MFS High Yield Opportunities Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global High Yield Fund (formerly MFS High Yield Opportunities Fund) (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global High Yield Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

52

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole Matthew Ryan

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

54

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

APPENDIX A

ANNUAL REPORT

January 31, 2015

MFS® HIGH YIELD

POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Sharply lower oil prices continue to affect the global economy, adding to widespread deflationary pressures around the globe.

The United States — with a relatively strong labor market and solid growth prospects — continues to diverge from much of the rest of the developed world.

As the year began, a number of central banks introduced stimulus programs and accommodative monetary policies, led by the European Central Bank (ECB), which announced a large quantitative easing program in January.

In Asia, the Chinese economy remains a source of concern as key economic growth indicators continue to fall.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	6.8%
Medical & Health Technology & Services	6.1%
Cable TV	5.4%
Midstream	5.0%
Telecommunications – Wireless	4.7%

Composition including fixed income credit quality (a)(i)
BBB	2.2%
BB	37.7%
B	45.4%
CCC	10.5%
Not Rated	(0.7)%
Non-Fixed Income	0.8%
Cash & Other	4.1%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

2

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2015, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 3.28%, at net asset value. This compares with a return of 2.41% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. As the period drew to a close, events in Europe augmented potential uncertainty. While equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), the election of an anti-austerity government in Greece dampened the post-ECB QE euphoria.

Contributors to Performance

Credit quality in US Bonds, particularly a lesser exposure to high-yield (“CCC”) rated (r) securities, was a primary contributor to performance relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Bond selection within the industrials sector also benefited relative results. In particular, the fund’s overweight in oil and gas pipeline operator El Paso Energy (h) was among the top relative contributors during the reporting period.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the benchmark, was a primary factor that detracted from relative results.

4

Management Review – continued

The fund’s lesser relative exposure to the telecommunications sector also held back relative performance as this market segment performed well over the reporting period.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/15

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/15

Average annual without sales charge

Fund inception date	1-yr	Life (t)
3/25/13	3.28%	4.58%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	2.41%	4.15%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2014 through January 31, 2015

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2014 through January 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/14	Ending Account Value 1/31/15	Expenses Paid During Period (p) 8/01/14-1/31/15
Actual	0.03%	$1,000.00	$1,000.09	$0.15
Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 90.0%
Issuer	Shares/Par	Value ($)

Aerospace - 2.1%
Bombardier, Inc., 7.75%, 3/15/20 (n)	$1,995,000	$2,003,728
Bombardier, Inc., 6.125%, 1/15/23 (n)	4,160,000	3,931,200
CPI International, Inc., 8.75%, 2/15/18	5,005,000	5,142,604
Gencorp, Inc., 7.125%, 3/15/21	5,105,000	5,369,184
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	5,380,000	5,783,500
Huntington Ingalls Industries, Inc., 5%, 12/15/21 (n)	465,000	482,438
Kratos Defense & Security Solutions, Inc., 7%, 5/15/19	1,700,000	1,411,000
TransDigm, Inc., 6%, 7/15/22	875,000	872,813
TransDigm, Inc., 6.5%, 7/15/24	2,605,000	2,637,563

		$27,634,030
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	$2,250,000	$2,378,250
PVH Corp., 4.5%, 12/15/22	2,770,000	2,770,000

		$5,148,250
Automotive - 3.1%
Accuride Corp., 9.5%, 8/01/18	$5,910,000	$6,102,075
Allison Transmission, Inc., 7.125%, 5/15/19 (n)	6,365,000	6,635,513
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	6,920,000	7,430,350
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,110,000	1,201,575
Jaguar Land Rover PLC, 8.125%, 5/15/21 (n)	5,550,000	6,132,750
Lear Corp., 4.75%, 1/15/23	3,825,000	3,872,813
Lear Corp., 5.25%, 1/15/25	2,500,000	2,550,000
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	2,405,000	2,513,225
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	2,175,000	2,191,313
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	2,525,000	2,644,938

		$41,274,552
Broadcasting - 2.2%
AMC Networks, Inc., 7.75%, 7/15/21	$4,115,000	$4,444,200
Clear Channel Communications, Inc., 9%, 3/01/21	3,293,000	3,194,210
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	745,000	759,900
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	3,490,000	3,599,063
Liberty Media Corp., 8.5%, 7/15/29	2,790,000	3,062,025
Liberty Media Corp., 8.25%, 2/01/30	1,215,000	1,315,238
Netflix, Inc., 5.375%, 2/01/21	3,335,000	3,451,725
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	4,605,000	4,794,956
Univision Communications, Inc., 6.875%, 5/15/19 (n)	2,200,000	2,293,500

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
Univision Communications, Inc., 7.875%, 11/01/20 (n)	$2,610,000	$2,792,700

		$29,707,517
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 6.375%, 11/15/19	$7,080,000	$7,575,600

Building - 3.1%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	$6,295,000	$6,609,750
Associated Materials LLC, 9.125%, 11/01/17	645,000	533,738
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	2,895,000	2,938,425
Building Materials Holding Corp., 6.75%, 5/01/21 (n)	4,495,000	4,809,650
CEMEX S.A.B. de C.V., 5.875%, 3/25/19 (n)	202,000	203,414
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)	440,000	444,400
CEMEX S.A.B. de C.V., 6.5%, 12/10/19	500,000	505,000
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	866,000	894,145
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	2,618,000	2,415,105
Gibraltar Industries, Inc., 6.25%, 2/01/21	3,200,000	3,264,000
HD Supply, Inc., 7.5%, 7/15/20	4,995,000	5,232,263
Headwaters, Inc., 7.25%, 1/15/19	3,040,000	3,176,800
Headwaters, Inc., 7.625%, 4/01/19	1,215,000	1,263,600
Nortek, Inc., 8.5%, 4/15/21	4,370,000	4,643,125
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 6/01/20 (n)	3,477,000	3,450,923
USG Corp., 7.875%, 3/30/20 (n)	1,335,000	1,438,463

		$41,822,801
Business Services - 1.1%
Equinix, Inc., 4.875%, 4/01/20	$2,950,000	$3,009,000
Equinix, Inc., 5.375%, 1/01/22	1,865,000	1,930,275
Equinix, Inc., 5.375%, 4/01/23	1,640,000	1,701,500
Iron Mountain, Inc., 8.375%, 8/15/21	369,000	384,867
Iron Mountain, Inc., 6%, 8/15/23	3,285,000	3,441,038
NeuStar, Inc., 4.5%, 1/15/23	4,415,000	3,863,125

		$14,329,805
Cable TV - 5.2%
Altice Financing S.A., 6.625%, 2/15/23 (z)	$1,945,000	$1,945,000
CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	5,325,000	5,604,563
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	705,000	754,350
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	7,010,000	7,378,025
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	4,845,000	4,911,619
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	5,240,000	5,449,600
DISH DBS Corp., 6.75%, 6/01/21	3,960,000	4,301,550
DISH DBS Corp., 5%, 3/15/23	2,750,000	2,701,875

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
DISH DBS Corp., 5.875%, 11/15/24	$1,190,000	$1,195,950
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22	3,025,000	3,100,625
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23	4,995,000	4,932,563
Intelsat Luxembourg S.A., 8.125%, 6/01/23	4,590,000	4,635,900
LGE Holdco VI B.V., 7.125%, 5/15/24 (z)	1,895,000	2,422,402
Lynx I Corp., 5.375%, 4/15/21 (n)	1,390,000	1,442,125
Lynx II Corp., 6.375%, 4/15/23 (n)	2,030,000	2,161,950
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	860,000	838,500
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	395,000	404,875
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)	2,495,000	2,339,063
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)	2,340,000	2,404,350
Unitymedia Hessen, 5.5%, 1/15/23 (n)	3,980,000	4,129,250
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)	2,660,000	2,799,650
UPCB Finance III Ltd., 6.625%, 7/01/20 (n)	2,398,000	2,499,915
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)	355,000	367,425
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)	330,000	336,600

		$69,057,725
Chemicals - 3.1%
Celanese U.S. Holdings LLC, 5.875%, 6/15/21	$3,149,000	$3,377,303
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	1,985,000	1,980,038
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)	3,210,000	3,426,675
Hexion U.S. Finance Corp., 6.625%, 4/15/20	2,745,000	2,578,584
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18	4,115,000	3,528,613
Huntsman International LLC, 8.625%, 3/15/21	3,325,000	3,574,375
INEOS Finance PLC, 8.375%, 2/15/19 (n)	4,315,000	4,590,081
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)	3,090,000	2,981,850
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)	2,890,000	2,745,500
PSPC Escrow Corp., 6.5%, 2/01/22 (n)	2,385,000	2,432,700
Tronox Finance LLC, 6.375%, 8/15/20	7,160,000	7,088,400
W.R. Grace & Co., 5.125%, 10/01/21 (n)	3,225,000	3,354,000

		$41,658,119
Computer Software - 0.4%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$1,150,000	$1,198,875
VeriSign, Inc., 4.625%, 5/01/23	4,775,000	4,745,156

		$5,944,031
Computer Software - Systems - 0.6%
Audatex North America, Inc., 6%, 6/15/21 (n)	$2,445,000	$2,542,800
CDW LLC/CDW Finance Corp., 8.5%, 4/01/19	1,029,000	1,081,994
CDW LLC/CDW Finance Corp., 6%, 8/15/22	1,710,000	1,795,500
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	2,640,000	2,659,800

		$8,080,094

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 2.0%
Amsted Industries Co., 5%, 3/15/22 (n)	$4,975,000	$4,912,813
BC Mountain LLC, 7%, 2/01/21 (n)	3,540,000	3,079,800
Dynacast International LLC, 9.25%, 7/15/19	1,875,000	2,008,594
EnPro Industries, Inc., 5.875%, 9/15/22 (n)	2,705,000	2,759,100
Entegris, Inc., 6%, 4/01/22 (n)	4,375,000	4,418,750
Renaissance Acquisition, 6.875%, 8/15/21 (n)	5,375,000	5,133,125
Rexel S.A., 6.125%, 12/15/19 (n)	4,080,000	4,263,600

		$26,575,782
Construction - 0.2%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	$1,723,000	$1,208,254
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2/04/21	2,120,000	1,524,280

		$2,732,534
Consumer Products - 0.9%
Elizabeth Arden, Inc., 7.375%, 3/15/21	$1,699,000	$1,529,100
Prestige Brands, Inc., 8.125%, 2/01/20	2,165,000	2,327,375
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	2,585,000	2,526,838
Spectrum Brands, Inc., 6.375%, 11/15/20	3,635,000	3,853,100
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)	1,065,000	1,110,263

		$11,346,676
Consumer Services - 1.7%
ADT Corp., 6.25%, 10/15/21	$5,445,000	$5,770,012
ADT Corp., 4.125%, 6/15/23	1,360,000	1,275,000
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,330,000	2,271,750
Garda World Security Corp., 7.25%, 11/15/21 (n)	1,845,000	1,798,875
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17	1,765,000	1,712,050
Monitronics International, Inc., 9.125%, 4/01/20	4,185,000	3,892,050
Multi-Color Corp., 6.125%, 12/01/22 (n)	1,625,000	1,643,281
Service Corp. International, 7%, 6/15/17	1,610,000	1,746,850
Service Corp. International, 5.375%, 5/15/24	2,235,000	2,324,847

		$22,434,715
Containers - 3.2%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$317,647	$312,485
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	4,880,000	5,172,800
Berry Plastics Group, Inc., 9.75%, 1/15/21	690,000	765,900
Berry Plastics Group, Inc., 5.5%, 5/15/22	5,290,000	5,409,025
Crown American LLC, 4.5%, 1/15/23	6,508,000	6,508,000
Greif, Inc., 6.75%, 2/01/17	1,100,000	1,182,500
Greif, Inc., 7.75%, 8/01/19	980,000	1,115,975
Owens-Brockway Glass Container, Inc., 5%, 1/15/22 (n)	1,125,000	1,168,594
Reynolds Group, 7.125%, 4/15/19	1,975,000	2,045,359

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Containers - continued
Reynolds Group, 9.875%, 8/15/19	$2,005,000	$2,130,313
Reynolds Group, 5.75%, 10/15/20	2,550,000	2,607,375
Reynolds Group, 8.25%, 2/15/21	4,965,000	5,045,681
Sealed Air Corp., 4.875%, 12/01/22 (n)	3,895,000	3,972,900
Sealed Air Corp., 5.125%, 12/01/24 (n)	960,000	985,200
Signode Industrial Group, 6.375%, 5/01/22 (n)	4,680,000	4,446,000

		$42,868,107
Defense Electronics - 0.4%
Ducommun, Inc., 9.75%, 7/15/18	$4,527,000	$4,832,573

Electrical Equipment - 0.1%
Avaya, Inc., 10.5%, 3/01/21 (z)	$805,000	$659,094

Electronics - 1.8%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$4,485,000	$4,260,750
Advanced Micro Devices, Inc., 7.5%, 8/15/22	1,680,000	1,585,500
Advanced Micro Devices, Inc., 7%, 7/01/24	925,000	807,063
Micron Technology, Inc., 5.875%, 2/15/22 (n)	3,055,000	3,207,750
Micron Technology, Inc., 5.5%, 2/01/25 (n)	1,765,000	1,773,825
Nokia Corp., 5.375%, 5/15/19	995,000	1,087,038
Nokia Corp., 6.625%, 5/15/39	1,015,000	1,134,263
NXP B.V., 5.75%, 2/15/21 (n)	1,645,000	1,731,363
NXP B.V., 5.75%, 3/15/23 (n)	3,610,000	3,826,600
Sensata Technologies B.V., 6.5%, 5/15/19 (n)	3,320,000	3,461,100
Sensata Technologies B.V., 5.625%, 11/01/24 (z)	1,720,000	1,818,900

		$24,694,152
Emerging Market Quasi-Sovereign - 0.2%
NOVA Chemicals Corp., 5%, 5/01/25 (n)	$2,740,000	$2,842,750

Energy - Independent - 6.5%
American Energy-Permian Basin LLC, 7.125%, 11/01/20 (n)	$1,525,000	$1,113,250
American Energy-Permian Basin LLC, 7.375%, 11/01/21 (n)	3,525,000	2,608,500
Antero Resources Finance Corp., 6%, 12/01/20	4,040,000	4,019,800
Antero Resources Finance Corp., 5.375%, 11/01/21	2,970,000	2,895,750
Baytex Energy Corp., 5.125%, 6/01/21 (n)	1,340,000	1,162,450
Baytex Energy Corp., 5.625%, 6/01/24 (n)	4,310,000	3,695,825
BreitBurn Energy Partners LP, 8.625%, 10/15/20	1,075,000	760,563
BreitBurn Energy Partners LP, 7.875%, 4/15/22	3,855,000	2,467,200
Chaparral Energy, Inc., 7.625%, 11/15/22	3,845,000	2,230,100
Concho Resources, Inc., 6.5%, 1/15/22	2,940,000	3,057,600
Concho Resources, Inc., 5.5%, 4/01/23	2,815,000	2,815,000

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
EP Energy LLC, 6.875%, 5/01/19	$1,205,000	$1,220,063
EP Energy LLC, 9.375%, 5/01/20	4,275,000	4,307,063
EP Energy LLC, 7.75%, 9/01/22	5,050,000	4,791,188
Halcon Resources Corp., 8.875%, 5/15/21	4,560,000	3,032,400
Harvest Operations Corp., 6.875%, 10/01/17	963,000	866,700
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2/15/20 (n)	1,670,000	1,703,400
Hilcorp Energy I/Hilcorp Finance Co., 5%, 12/01/24 (n)	900,000	810,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	1,240,000	979,600
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	5,369,000	4,053,595
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	1,715,000	1,260,525
MEG Energy Corp., 6.5%, 3/15/21 (n)	3,010,000	2,724,050
MEG Energy Corp., 7%, 3/31/24 (n)	1,520,000	1,375,600
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	3,277,000	2,719,910
Oasis Petroleum, Inc., 6.875%, 3/15/22	6,320,000	5,818,350
QEP Resources, Inc., 5.25%, 5/01/23	935,000	885,913
Range Resources Corp., 5%, 8/15/22	2,995,000	2,965,050
Rosetta Resources, Inc., 5.625%, 5/01/21	3,050,000	2,874,625
RSP Permian, Inc., 6.625%, 10/01/22 (n)	3,890,000	3,865,688
Sanchez Energy Corp., 6.125%, 1/15/23 (n)	6,370,000	5,637,450
SandRidge Energy, Inc., 8.125%, 10/15/22	1,705,000	1,159,400
SM Energy Co., 6.5%, 11/15/21	3,955,000	3,875,900
SM Energy Co., 6.125%, 11/15/22 (n)	2,875,000	2,774,375
Whiting Petroleum Corp., 5.75%, 3/15/21	690,000	656,363

		$87,183,246
Entertainment - 1.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$4,090,000	$4,458,100
Cedar Fair LP, 5.25%, 3/15/21	5,055,000	5,130,825
Cedar Fair LP, 5.375%, 6/01/24 (n)	1,420,000	1,434,200
Cinemark USA, Inc., 5.125%, 12/15/22	2,445,000	2,432,775
Cinemark USA, Inc., 4.875%, 6/01/23	2,060,000	1,975,025
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	3,720,000	3,766,500
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	3,915,000	3,963,938

		$23,161,363
Financial Institutions - 4.8%
AerCap Ireland Capital Ltd., 5%, 10/01/21 (n)	$3,145,000	$3,341,563
Aircastle Ltd., 4.625%, 12/15/18	3,340,000	3,415,150
Aircastle Ltd., 5.125%, 3/15/21	1,415,000	1,432,688
Aircastle Ltd., 5.5%, 2/15/22	695,000	715,989
Aviation Capital Group, 4.625%, 1/31/18 (n)	3,015,000	3,121,689
Aviation Capital Group, 6.75%, 4/06/21 (n)	1,860,000	2,092,500
CIT Group, Inc., 5.25%, 3/15/18	2,875,000	2,982,813
CIT Group, Inc., 6.625%, 4/01/18 (n)	4,776,000	5,146,140

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - continued
CIT Group, Inc., 5.5%, 2/15/19 (n)	$5,207,000	$5,524,106
CIT Group, Inc., 5%, 8/15/22	4,515,000	4,746,394
Icahn Enterprises LP, 6%, 8/01/20	3,910,000	4,090,251
Icahn Enterprises LP, 5.875%, 2/01/22	5,890,000	6,022,525
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	2,220,000	2,059,050
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	5,140,000	4,754,500
SLM Corp., 4.875%, 6/17/19	788,000	793,910
SLM Corp., 8%, 3/25/20	6,800,000	7,548,000
SLM Corp., 7.25%, 1/25/22	3,130,000	3,403,875
SLM Corp., 6.125%, 3/25/24	2,435,000	2,374,125

		$63,565,268
Food & Beverages - 1.4%
B&G Foods, Inc., 4.625%, 6/01/21	$3,715,000	$3,696,425
Constellation Brands, Inc., 3.75%, 5/01/21	430,000	434,300
Constellation Brands, Inc., 4.25%, 5/01/23	3,665,000	3,756,625
Darling Ingredients, Inc., 5.375%, 1/15/22	4,250,000	4,239,375
H.J. Heinz Co., 4.25%, 10/15/20	3,065,000	3,089,903
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	3,910,000	4,017,525

		$19,234,153
Forest & Paper Products - 0.4%
Appvion, Inc., 9%, 6/01/20 (n)	$2,765,000	$1,876,744
Rayonier AM Products, Inc., 5.5%, 6/01/24 (z)	800,000	682,000
Tembec Industries, Inc., 9%, 12/15/19 (n)	3,290,000	3,248,875

		$5,807,619
Gaming & Lodging - 2.8%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$3,558,000	$3,842,640
Chester Downs & Marina LLC, 9.25%, 2/01/20 (n)	1,450,000	1,036,750
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	4,175,000	4,206,313
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	5,615,000	5,923,825
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	1,110,000	1,173,825
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	3,095,000	3,211,063
MGM Resorts International, 6.625%, 12/15/21	4,365,000	4,583,250
MGM Resorts International, 6%, 3/15/23	2,910,000	2,939,100
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	6,080,000	6,095,200
Wynn Las Vegas LLC, 7.75%, 8/15/20	3,735,000	3,968,438

		$36,980,404
Industrial - 1.3%
Anixter, Inc., 5.125%, 10/01/21	$3,600,000	$3,685,500
Dematic S.A., 7.75%, 12/15/20 (n)	4,995,000	5,207,288

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Industrial - continued
Howard Hughes Corp., 6.875%, 10/01/21 (n)	$4,985,000	$5,209,325
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	3,600,000	3,735,000

		$17,837,113
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$4,960,000	$5,146,000
H&E Equipment Services Co., 7%, 9/01/22	4,355,000	4,148,138
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	3,210,000	2,744,550
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	3,720,000	2,557,500
RSC Equipment Rental, Inc., 8.25%, 2/01/21	1,890,000	2,043,563
United Rentals North America, Inc., 7.625%, 4/15/22	4,238,000	4,660,952

		$21,300,703
Major Banks - 1.2%
Bank of America Corp., FRN, 5.2%, 12/31/49	$6,400,000	$6,112,000
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49	5,180,000	5,230,184
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31, FRN to 8/29/49	2,800,000	3,346,000
Royal Bank of Scotland Group PLC, 6.99% to 10/04/17, FRN to 10/29/49 (n)	905,000	1,040,750

		$15,728,934
Medical & Health Technology & Services - 5.7%
CHS/Community Health Systems, Inc., 5.125%, 8/01/21	$1,700,000	$1,765,875
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	6,760,000	7,179,965
Davita, Inc., 6.625%, 11/01/20	4,715,000	4,962,538
Davita, Inc., 5.125%, 7/15/24	2,555,000	2,626,029
Fresenius Medical Care Capital Trust III, 5.625%, 7/31/19 (n)	2,540,000	2,762,758
Fresenius Medical Care Capital Trust III, 5.875%, 1/31/22 (n)	1,375,000	1,534,844
HCA, Inc., 4.25%, 10/15/19	4,995,000	5,138,606
HCA, Inc., 7.5%, 2/15/22	6,080,000	7,125,152
HCA, Inc., 5.875%, 3/15/22	5,575,000	6,216,125
HCA, Inc., 5%, 3/15/24	2,340,000	2,503,800
HCA, Inc., 5.375%, 2/01/25	3,500,000	3,596,250
HealthSouth Corp., 8.125%, 2/15/20	4,780,000	4,983,150
Kindred Escrow Corp. II, 8%, 1/15/20 (z)	2,090,000	2,217,908
LifePoint Hospitals, Inc., 5.5%, 12/01/21	6,165,000	6,480,956
Tenet Healthcare Corp., 8%, 8/01/20	6,440,000	6,794,200
Tenet Healthcare Corp., 4.5%, 4/01/21	4,540,000	4,585,400
Tenet Healthcare Corp., 8.125%, 4/01/22	3,025,000	3,410,688
Universal Health Services, Inc., 7.625%, 8/15/20	2,990,000	2,616,250

		$76,500,494

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 8/01/20	$2,315,000	$2,468,369
Physio-Control International, Inc., 9.875%, 1/15/19 (n)	1,430,000	1,526,525
Teleflex, Inc., 6.875%, 6/01/19	2,550,000	2,652,000
Teleflex, Inc., 5.25%, 6/15/24 (n)	3,140,000	3,171,400

		$9,818,294
Metals & Mining - 4.2%
ArcelorMittal S.A., 6.75%, 2/25/22	$965,000	$1,025,313
ArcelorMittal S.A., 7.5%, 3/01/41	2,135,000	2,191,044
Arch Coal, Inc., 8%, 1/15/19 (n)	1,695,000	711,900
Arch Coal, Inc., 7.25%, 10/01/20	1,195,000	331,613
Century Aluminum Co., 7.5%, 6/01/21 (n)	4,580,000	4,751,750
Commercial Metals Co., 4.875%, 5/15/23	2,918,000	2,757,510
Consol Energy, Inc., 6.375%, 3/01/21	1,660,000	1,601,900
Consol Energy, Inc., 5.875%, 4/15/22	3,090,000	2,680,575
EVRAZ, Inc. N.A. Canada, 7.5%, 11/15/19 (n)	3,800,000	3,258,500
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	6,492,000	5,631,810
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	2,005,000	1,674,175
Fortescue Metals Group Ltd., 8.25%, 11/01/19 (n)	4,595,000	4,078,063
GrafTech International Co., 6.375%, 11/15/20	3,450,000	2,898,000
Hudbay Minerals, Inc., 9.5%, 10/01/20	820,000	797,450
Lundin Mining Corp., 7.5%, 11/01/20 (n)	2,750,000	2,722,500
Lundin Mining Corp., 7.875%, 11/01/22 (n)	1,850,000	1,831,500
Steel Dynamics, Inc., 5.125%, 10/01/21 (n)	1,725,000	1,763,813
Steel Dynamics, Inc., 5.25%, 4/15/23	2,025,000	2,065,500
Steel Dynamics, Inc., 5.5%, 10/01/24 (n)	2,725,000	2,779,500
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,650,000	1,699,500
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	2,965,000	3,053,950
Suncoke Energy, Inc., 7.625%, 8/01/19	1,118,000	1,145,950
TMS International Corp., 7.625%, 10/15/21 (n)	2,830,000	2,815,850
Walter Energy, Inc., 9.5%, 10/15/19 (n)	1,615,000	1,057,825
Walter Energy, Inc., 8.5%, 4/15/21	1,885,000	245,050

		$55,570,541
Midstream - 4.9%
AmeriGas Finance LLC, 6.75%, 5/20/20	$6,385,000	$6,640,400
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	2,065,000	2,044,350
Crestwood Midstream Partners LP, 6%, 12/15/20	2,690,000	2,622,750
Crestwood Midstream Partners LP, 6.125%, 3/01/22	2,930,000	2,849,425
El Paso Corp., 7.75%, 1/15/32	7,530,000	9,414,910

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Midstream - continued
Energy Transfer Equity LP, 7.5%, 10/15/20	$5,795,000	$6,448,097
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	1,085,000	1,063,300
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	6,320,000	6,162,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23	3,370,000	3,466,888
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23	3,544,000	3,508,560
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	3,220,000	3,224,025
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	6,800,000	6,800,000
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,705,000	1,713,525
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	2,135,000	2,247,088
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	2,585,000	2,488,063
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18 (n)	1,680,000	1,713,264
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)	2,105,000	2,052,375
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	1,045,000	1,039,775

		$65,498,795
Network & Telecom - 1.8%
Centurylink, Inc., 6.45%, 6/15/21	$4,395,000	$4,757,588
Centurylink, Inc., 6.75%, 12/01/23	940,000	1,049,275
Centurylink, Inc., 7.65%, 3/15/42	4,435,000	4,479,350
Citizens Communications Co., 9%, 8/15/31	4,300,000	4,644,000
Frontier Communications Corp., 8.125%, 10/01/18	870,000	975,488
Telecom Italia Capital, 6%, 9/30/34	2,180,000	2,239,950
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	3,365,000	3,499,600
Windstream Corp., 7.75%, 10/15/20	2,345,000	2,432,938

		$24,078,189
Oil Services - 0.8%
Bristow Group, Inc., 6.25%, 10/15/22	$4,918,000	$4,684,395
Pacific Drilling S.A., 5.375%, 6/01/20 (n)	5,145,000	3,845,888
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)	2,815,000	2,561,650
Unit Corp., 6.625%, 5/15/21	101,000	94,940

		$11,186,873
Oils - 0.3%
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)	$4,600,000	$4,462,000

18

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Other Banks & Diversified Financials - 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		$3,873,000	$5,221,307

Pharmaceuticals - 1.9%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (n)		$5,220,000	$5,546,250
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)		1,280,000	1,308,000
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)		4,300,000	4,439,750
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)		6,100,000	6,427,875
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		3,500,000	3,736,250
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)		1,360,000	1,394,000
Vantage Point Imaging, 7.5%, 7/15/21 (n)		2,560,000	2,803,200

			$25,655,325
Pollution Control - 0.0%
Abengoa Finance S.A.U., 8.875%, 2/05/18	EUR	435,000	$501,381

Precious Metals & Minerals - 0.7%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$4,205,000	$4,078,850
Eldorado Gold Corp., 6.125%, 12/15/20 (n)		4,795,000	4,729,069

			$8,807,919
Printing & Publishing - 1.0%
American Media, Inc., 13.5%, 6/15/18 (z)		$338,724	$358,624
Gannett Co., Inc., 5.125%, 7/15/20		1,415,000	1,457,450
Gannett Co., Inc., 4.875%, 9/15/21 (n)		980,000	980,000
Gannett Co., Inc., 6.375%, 10/15/23		3,900,000	4,153,500
Lamar Media Corp., 5%, 5/01/23		3,005,000	3,027,538
Nielsen Finance LLC, 5%, 4/15/22 (n)		3,415,000	3,423,538

			$13,400,650
Railroad & Shipping - 0.2%
Watco Cos. LLC, 6.375%, 4/01/23 (n)		$3,275,000	$3,275,000

Real Estate - Healthcare - 0.9%
Aviv Healthcare Properties LP/Aviv Healthcare, REIT, 6%, 10/15/21		$4,505,000	$4,707,725
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21		2,775,000	2,969,250
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22		3,400,000	3,655,000

			$11,331,975
Real Estate - Other - 1.3%
CNL Lifestyle Properties, Inc., REIT, 7.25%, 4/15/19		$3,025,000	$3,085,500
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21		6,230,000	6,463,625
EPR Properties, REIT, 7.75%, 7/15/20		1,805,000	2,205,309
EPR Properties, REIT, 5.75%, 8/15/22		805,000	900,281

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - Other - continued
Felcor Lodging LP, REIT, 5.625%, 3/01/23	$4,715,000	$4,797,513

		$17,452,228
Retailers - 1.7%
Best Buy Co., Inc., 5.5%, 3/15/21	$4,815,000	$4,971,488
Bon Ton Stores, Inc., 8%, 6/15/21	2,880,000	2,347,200
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (z)	645,000	603,075
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (n)(p)	3,195,000	2,635,875
Limited Brands, Inc., 7%, 5/01/20	1,295,000	1,473,063
Limited Brands, Inc., 6.95%, 3/01/33	1,220,000	1,314,550
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	2,880,000	2,980,800
Rite Aid Corp., 9.25%, 3/15/20	2,935,000	3,221,163
Sally Beauty Holdings, Inc., 6.875%, 11/15/19	3,040,000	3,226,200

		$22,773,414
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 7/15/21	$4,505,000	$4,392,375

Specialty Stores - 0.7%
Group 1 Automotive, Inc., 5%, 6/01/22 (n)	$5,510,000	$5,441,125
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	3,275,000	3,315,938

		$8,757,063
Telecommunications - Wireless - 4.6%
Crown Castle International Corp., 4.875%, 4/15/22	$1,155,000	$1,170,015
Crown Castle International Corp., 5.25%, 1/15/23	4,465,000	4,576,625
Digicel Group Ltd., 8.25%, 9/01/17 (n)	2,920,000	2,963,800
Digicel Group Ltd., 8.25%, 9/30/20 (n)	1,190,000	1,157,870
Digicel Group Ltd., 6%, 4/15/21 (n)	1,725,000	1,617,188
Digicel Group Ltd., 7.125%, 4/01/22 (n)	1,731,000	1,568,199
Eileme 2 AB, 11.625%, 1/31/20 (n)	1,220,000	1,380,520
Numericable Group S.A., 6%, 5/15/22 (n)	5,035,000	5,150,302
Sprint Capital Corp., 6.875%, 11/15/28	3,690,000	3,394,800
Sprint Corp., 7.875%, 9/15/23	4,970,000	5,038,338
Sprint Corp., 7.125%, 6/15/24	6,345,000	6,170,513
Sprint Nextel Corp., 9%, 11/15/18 (n)	1,745,000	2,011,113
Sprint Nextel Corp., 6%, 11/15/22	3,210,000	2,993,325
T-Mobile USA, Inc., 6.125%, 1/15/22	475,000	488,656
T-Mobile USA, Inc., 6.5%, 1/15/24	1,440,000	1,494,000
T-Mobile USA, Inc., 6.464%, 4/28/19	1,465,000	1,518,106
T-Mobile USA, Inc., 6.25%, 4/01/21	8,380,000	8,652,350
T-Mobile USA, Inc., 6.633%, 4/28/21	1,890,000	1,962,293
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	3,140,000	3,061,500

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	$5,810,000	$5,635,700

		$62,005,213
Telephone Services - 0.3%
Cogent Communications Group, Inc., 8.375%, 2/15/18 (n)	$965,000	$1,008,425
Frontier Communications Corp., 6.25%, 9/15/21	1,590,000	1,637,700
Level 3 Financing, Inc., 8.625%, 7/15/20	1,710,000	1,864,755

		$4,510,880
Transportation - Services - 1.8%
Aguila American Resources Ltd., 7.875%, 1/31/18 (n)	$4,525,000	$4,457,125
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (n)	4,925,000	5,085,063
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)	1,143,000	1,091,565
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	1,212,000	1,148,370
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	4,405,000	3,920,450
Stena AB, 7%, 2/01/24 (n)	5,625,000	5,259,375
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	2,140,000	1,915,300
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21	786,000	801,720

		$23,678,968
Utilities - Electric Power - 1.7%
AES Corp., 7.375%, 7/01/21	$2,030,000	$2,248,225
Calpine Corp., 5.375%, 1/15/23	2,410,000	2,434,100
Calpine Corp., 5.5%, 2/01/24	795,000	795,994
Covanta Holding Corp., 7.25%, 12/01/20	4,290,000	4,558,125
Covanta Holding Corp., 6.375%, 10/01/22	1,185,000	1,264,988
Covanta Holding Corp., 5.875%, 3/01/24	820,000	843,575
NRG Energy, Inc., 8.25%, 9/01/20	4,525,000	4,796,500
NRG Energy, Inc., 6.25%, 7/15/22	1,440,000	1,479,600
NRG Energy, Inc., 6.625%, 3/15/23	4,315,000	4,476,813

		$22,897,920
Total Bonds (Identified Cost, $1,217,189,443)		$1,203,794,514

Floating Rate Loans (g)(r) - 4.3%
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20 (o)	$4,158,674	$4,093,407

Building - 0.5%
ABC Supply Co., Inc., Term Loan B, 3.5%, 4/16/20	$4,273,985	$4,139,090
HD Supply, Term Loan B, 4%, 6/28/18	2,233,028	2,207,906

		$6,346,996

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Business Services - 0.1%
Fleetcor Technologies, Term Loan B, 3.75%, 11/17/21	$965,261	$965,261

Cable TV - 0.1%
Cequel Communications LLC, Term Loan, 3.5%, 2/14/19	$1,761,437	$1,742,111

Conglomerates - 0.5%
Entegris, Inc., Term Loan, 3.5%, 4/30/21	$3,673,739	$3,591,080
Silver II U.S. Holdings LLC, Term Loan B, 4%, 12/13/19 (o)	3,013,845	2,811,667

		$6,402,747
Consumer Services - 0.2%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$2,161,290	$2,124,007

Containers - 0.1%
Berry Plastics, Term Loan E, 3.75%, 1/06/21	$1,874,742	$1,845,951

Electronics - 0.3%
Avago Technologies Ltd., Term Loan B, 3.75%, 5/06/21	$4,012,579	$4,002,547

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	$1,415,116	$1,329,619

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$1,055,676	$1,053,037

Food & Beverages - 0.0%
H.J. Heinz Co., Term Loan B, 3.5%, 6/05/20	$460,497	$459,418

Gaming & Lodging - 0.2%
Hilton Worldwide, Term Loan B, 3.5%, 10/25/20 (o)	$3,356,973	$3,313,963

Medical & Health Technology & Services - 0.3%
Community Health Systems, Inc., Term Loan, 4.25%, 1/27/21	$546,696	$546,183
Davita Healthcare, Term Loan B, 3.5%, 6/24/21	2,955,352	2,938,728

		$3,484,911
Metals & Mining - 0.2%
Fortescue Metals Group Ltd., Term Loan B, 3.75%, 6/30/19 (o)	$3,194,883	$2,814,918

Printing & Publishing - 0.2%
CBS Outdoor, Term Loan, 3%, 1/31/21	$2,111,557	$2,069,326

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Retailers - 0.3%
Dollar Tree Bridge Loan, 8/08/15 (o)	$2,430,000	$2,430,000
Rite Aid Corp., Term Loan, 4.87%, 6/07/21	937,940	937,158

		$3,367,158
Supermarkets - 0.1%
Albertsons/Safeway, Term Loan B, 4.5%, 8/25/21	$1,967,575	$1,963,203

Telephone Services - 0.2%
Level 3 Financing, Inc., Term Loan B, 4.5%, 1/31/22	$2,907,141	$2,909,562

Transportation - Services - 0.2%
American Commercial Lines, Inc., Term Loan, 7.5%, 9/15/19	$3,072,330	$3,053,128

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 5/03/20 (o)	$3,989,023	$3,856,388
Total Floating Rate Loans (Identified Cost, $58,180,605)		$57,197,658

Common Stocks - 0.8%
Automotive - 0.0%
Accuride Corp. (a)	48,891	$215,120

Special Products & Services - 0.8%
iShares iBoxx $ High Yield Corporate Bond ETF	122,900	$11,089,267
Total Common Stocks (Identified Cost, $11,714,756)		$11,304,387

Money Market Funds - 3.2%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	42,212,532	$42,212,532
Total Investments (Identified Cost, $1,329,297,336)		$1,314,509,091

Other Assets, Less Liabilities - 1.7%		23,022,539
Net Assets - 100.0%		$1,337,531,630

(a)	Non-income producing security.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $447,573,031, representing 33.5% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

23

Portfolio of Investments – continued

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19	$238,335	$—
Schaeffler Finance B.V., 6.875%, 8/15/18	64,300	—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	—	—
Total	$302,635	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Altice Financing S.A., 6.625%, 2/15/23	1/30/15	$1,945,000	$1,945,000
American Media, Inc., 13.5%, 6/15/18	12/22/10-12/28/10	341,806	358,624
Avaya, Inc., 10.5%, 3/01/21	12/11/14-12/15/14	660,917	659,094
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21	12/08/14	610,107	603,075
Kindred Escrow Corp. II, 8%, 1/15/20	12/11/14-12/12/14	2,090,000	2,217,908
LGE Holdco VI B.V., 7.125%, 5/15/24	1/30/15	2,699,453	2,422,402
Rayonier AM Products, Inc., 5.5%, 6/01/24	12/22/14	660,019	682,000
Sensata Technologies B.V., 5.625%, 11/01/24	10/07/14-10/16/14	1,727,372	1,818,900
Total Restricted Securities			$10,707,003
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

24

Portfolio of Investments – continued

Derivative Contracts at 1/31/15

Forward Foreign Currency Exchange Contracts at 1/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	2,478,965	4/10/15	$2,956,216	$2,802,932	$153,284

Futures Contracts at 1/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	91	$11,909,625	March - 2015	$(432,569)

At January 31, 2015, the fund had cash collateral of $122,850 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,287,084,804)	$1,272,296,559
Underlying affiliated funds, at cost and value	42,212,532
Total investments, at value (identified cost, $1,329,297,336)	$1,314,509,091
Cash	6,206,189
Restricted cash	122,850
Receivables for
Forward foreign currency exchange contracts	153,284
Investments sold	10,455,783
Fund shares sold	4,149,284
Interest and dividends	23,978,075
Other assets	6,466
Total assets	$1,359,581,022
Liabilities
Payables for
Daily variation margin on open futures contracts	$62,563
Investments purchased	21,238,523
Fund shares reacquired	622,244
Payable to affiliates
Administrator	144
Shareholder servicing costs	11
Accrued expenses and other liabilities	125,907
Total liabilities	$22,049,392
Net assets	$1,337,531,630
Net assets consist of
Paid-in capital	$1,357,661,176
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(15,071,885)
Accumulated net realized gain (loss) on investments and foreign currency	(4,485,607)
Accumulated distributions in excess of net investment income	(572,054)
Net assets	$1,337,531,630
Shares of beneficial interest outstanding	141,196,913
Net asset value per share (net assets of $1,337,531,630 / 141,196,913 shares of beneficial interest outstanding)	$9.47

See notes to financial statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$70,408,784
Dividends	234,645
Dividends from underlying affiliated funds	29,778
Total investment income	$70,673,207
Expenses
Shareholder servicing costs	44
Administrative services fee	17,500
Custodian fee	131,958
Shareholder communications	8,238
Audit and tax fees	41,655
Legal fees	10,873
Registration fees	98,288
Miscellaneous	45,114
Total expenses	$353,670
Fees paid indirectly	(771)
Reduction of expenses by investment adviser	(1,719)
Net expenses	$351,180
Net investment income	$70,322,027
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$10,980,660
Futures contracts	(341,035)
Swap agreements	689,119
Foreign currency	599,563
Net realized gain (loss) on investments and foreign currency	$11,928,307
Change in unrealized appreciation (depreciation)
Investments	$(44,640,730)
Futures contracts	(432,569)
Swap agreements	(413,504)
Translation of assets and liabilities in foreign currencies	36,917
Net unrealized gain (loss) on investments and foreign currency translation	$(45,449,886)
Net realized and unrealized gain (loss) on investments and foreign currency	$(33,521,579)
Change in net assets from operations	$36,800,448

See notes to financial statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 1/31/15	Period ended 1/31/14 (c)
Change in net assets
From operations
Net investment income	$70,322,027	$59,893,365
Net realized gain (loss) on investments and foreign currency	11,928,307	7,836,022
Net unrealized gain (loss) on investments and foreign currency translation	(45,449,886)	(12,177,417)
Change in net assets from operations	$36,800,448	$55,551,970
Distributions declared to shareholders
From net investment income	$(72,674,007)	$(63,296,637)
From net realized gain on investments	(9,130,455)	(7,958,402)
Total distributions declared to shareholders	$(81,804,462)	$(71,255,039)
Change in net assets from fund share transactions	$268,826,805	$1,129,411,908
Total change in net assets	$223,822,791	$1,113,708,839
Net assets
At beginning of period	1,113,708,839	—
At end of period (including accumulated distributions in excess of net investment income of $572,054 and $961,067, respectively)	$1,337,531,630	$1,113,708,839

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

See notes to financial statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended 1/31/15	Period ended 1/31/14 (c)
Net asset value, beginning of period	$9.85	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	(0.04)
Total from investment operations	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.59)
From net realized gain on investments	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.70)	$(0.66)
Net asset value, end of period (x)	$9.47	$9.85
Total return (%) (r)(s)(x)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.03	0.02	(a)
Expenses after expense reductions (f)	0.03	0.02	(a)
Net investment income	6.18	6.54	(a)
Portfolio turnover	43	42	(n)
Net assets at end of period (000 omitted)	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to

30

Notes to Financial Statements – continued

which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

31

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

32

Notes to Financial Statements – continued

The following is a summary of the levels used as of January 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$11,304,387	$—	$—	$11,304,387
Non-U.S. Sovereign Debt	—	2,842,750	—	2,842,750
U.S. Corporate Bonds	—	982,633,630	—	982,633,630
Foreign Bonds	—	218,318,134	—	218,318,134
Floating Rate Loans	—	57,197,658	—	57,197,658
Mutual Funds	42,212,532	—	—	42,212,532
Total Investments	$53,516,919	$1,260,992,172	$—	$1,314,509,091

Other Financial Instruments
Futures Contracts	$(432,569)	$—	$—	$(432,569)
Forward Foreign Currency Exchange Contracts	—	153,284	—	153,284

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

33

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(432,569)
Foreign Exchange	Forward Foreign Currency Exchange	153,284	—
Total		$153,284	$(432,569)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(341,035)	$—	$—	$—
Foreign Exchange	—	—	618,597	—
Equity	—	—	—	(155,258)
Credit	—	689,119	—	—
Total	$(341,035)	$689,119	$618,597	$(155,258)
The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(432,569)	$—	$—
Foreign Exchange	—	—	38,743
Credit	—	(413,504)	—
Total	$(432,569)	$(413,504)	$38,743

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments

34

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the

35

Notes to Financial Statements – continued

value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

36

Notes to Financial Statements – continued

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to

37

Notes to Financial Statements – continued

pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

38

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/15	1/31/14
Ordinary income (including any short-term capital gains)	$74,460,101	$63,296,637
Long-term capital gains	7,344,361	7,958,402
Total distributions	$81,804,462	$71,255,039

39

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/15
Cost of investments	$1,333,721,835
Gross appreciation	20,548,166
Gross depreciation	(39,760,910)
Net unrealized appreciation (depreciation)	$(19,212,744)
Undistributed ordinary income	7,111,956
Post-October capital loss deferral	(1,489,099)
Other temporary differences	(6,539,659)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2015, out-of-pocket expenses amounted to $44. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.0015% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at

40

Notes to Financial Statements – continued

any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended January 31, 2015, the aggregate fees paid by the fund under these agreements were $4,200 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,719, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 22, 2013, MFS purchased 3 shares of the fund for an aggregate amount of $30. On March 25, 2013, the fund recorded a tax-free exchange of shares of the fund for high income debt instruments, accrued interest, and cash from certain other MFS funds. The transfer was accomplished by a tax-free exchange by the fund of 101,722,062 shares valued at $1,017,220,613 for investments from certain other MFS funds valued at approximately $979,990,962, with a cost basis of approximately $937,435,544, accrued interest of approximately $18,451,190, and cash of approximately $18,778,461. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from the other MFS funds were carried forward.

(4) Portfolio Securities

For the year ended January 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $707,637,014 and $477,891,726, respectively.

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/15		Period ended 1/31/14 (c)
	Shares	Amount	Shares	Amount
Shares sold	35,605,372	$343,405,971	20,852,835	$206,073,744
Shares issued in connection with in-kind transfer	—	—	101,722,062	1,017,220,613
Shares issued to shareholders in reinvestment of distributions	8,373,274	81,804,462	7,226,002	71,253,854
Shares reacquired	(15,868,117)	(156,383,628)	(16,714,515)	(165,136,303)
Net change	28,110,529	$268,826,805	113,086,384	$1,129,411,908

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 61%, 29%, 8%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2015, the fund’s commitment fee and interest expense were $4,053 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

42

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,978,615	409,460,472	(377,226,555)	42,212,532

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,778	$42,212,532

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 25, 2013 (the commencement of the Fund’s investment operations) through January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 25, 2013 (the commencement of the Fund’s investment operations) through January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

48

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,087,000 as capital gain dividends paid during the fiscal year.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2015

MFS® HIGH INCOME FUND

MFH-ANN

MFS® HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Sharply lower oil prices continue to affect the global economy, adding to widespread deflationary pressures around the globe.

The United States — with a relatively strong labor market and solid growth prospects — continues to diverge from much of the rest of the developed world.

As the year began, a number of central banks introduced stimulus programs and accommodative monetary policies, led by the European Central Bank (ECB), which announced a large quantitative easing program in January.

In Asia, the Chinese economy remains a source of concern as key economic growth indicators continue to fall.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	6.7%
Medical & Health Technology & Services	6.0%
Cable TV	5.3%
Midstream	4.9%
Telecommunications – Wireless	4.7%

Composition including fixed income credit quality (a)(i)
BBB	2.2%
BB	37.5%
B	44.9%
CCC	10.5%
C (o)	0.0%
D (o)	0.0%
Not Rated	(0.8)%
Non-Fixed Income	0.5%
Cash & Other	5.2%

Portfolio facts (i)
Average Duration (d)	4.1
Average Effective Maturity (m)	6.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2015, Class A shares of the MFS High Income Fund (“fund”) provided a total return of 2.45%, at net asset value. This compares with a return of 2.41% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. As the period drew to a close, events in Europe augmented potential uncertainty. While equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), the election of an anti-austerity government in Greece dampened the post-ECB QE euphoria.

Contributors to Performance

Strong bond selection and a greater exposure to the industrial sector contributed to performance relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

The fund’s lesser exposure to “CCC” rated (r) securities also supported strong relative results as this credit quality sector underperformed higher-quality issues.

Among individual securities, the fund’s holding of natural gas pipeline company El Paso Energy was among the top relative contributors for the reporting period.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the fund’s benchmark, detracted from relative results.

A lesser exposure to the telecommunications sector also held back relative performance as this market segment performed well over the reporting period.

4

Management Review – continued

Credit quality in US bonds, particularly a greater exposure to “B” rated securities, was another area of relative weakness.

The fund does not actively manage currency exposure. It does employ forward currency contracts to hedge its exposure to non US dollar issues. As a result, currency overall had an immaterial impact on the performance of the fund.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	2.45%	8.12%	6.12%	N/A
B	9/27/93	1.68%	7.32%	5.33%	N/A
C	1/03/94	1.69%	7.32%	5.33%	N/A
I	1/02/97	2.70%	8.40%	6.38%	N/A
R1	4/01/05	1.68%	7.32%	N/A	5.54%
R2	10/31/03	2.19%	7.86%	5.83%	N/A
R3	4/01/05	2.45%	8.19%	N/A	6.35%
R4	4/01/05	2.71%	8.39%	N/A	6.63%
R5	6/01/12	2.79%	N/A	N/A	7.30%
529A	7/31/02	2.41%	8.13%	5.97%	N/A
529B	7/31/02	1.63%	7.32%	5.25%	N/A
529C	7/31/02	1.63%	7.25%	5.19%	N/A
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		2.41%	8.84%	7.82%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		(1.90)%	7.19%	5.66%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.19)%	7.02%	5.33%	N/A
C With CDSC (1% for 12 months) (v)		0.72%	7.32%	5.33%	N/A
529A With initial Sales Charge (4.25%)		(1.94)%	7.20%	5.51%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(2.24)%	7.02%	5.25%	N/A
529C With CDSC (1% for 12 months) (v)		0.66%	7.25%	5.19%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2014 through January 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2014 through January 31, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/14	Ending Account Value 1/31/15	Expenses Paid During Period (p) 8/01/14-1/31/15
A	Actual	0.96%	$1,000.00	$995.84	$4.83
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
B	Actual	1.72%	$1,000.00	$992.09	$8.64
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
C	Actual	1.72%	$1,000.00	$992.18	$8.64
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
I	Actual	0.71%	$1,000.00	$996.99	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
R1	Actual	1.72%	$1,000.00	$992.09	$8.64
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
R2	Actual	1.22%	$1,000.00	$994.57	$6.13
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
R3	Actual	0.97%	$1,000.00	$998.58	$4.89
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R4	Actual	0.72%	$1,000.00	$997.08	$3.62
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
R5	Actual	0.63%	$1,000.00	$1,000.26	$3.18
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
529A	Actual	1.01%	$1,000.00	$998.38	$5.09
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
529B	Actual	1.77%	$1,000.00	$994.60	$8.90
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
529C	Actual	1.77%	$1,000.00	$991.84	$8.89
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% each. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 89.1%
Issuer	Shares/Par	Value ($)

Aerospace - 2.1%
Bombardier, Inc., 7.75%, 3/15/20 (n)	$2,770,000	$2,782,119
Bombardier, Inc., 6.125%, 1/15/23 (n)	3,760,000	3,553,200
CPI International, Inc., 8.75%, 2/15/18	5,817,000	5,976,968
Gencorp, Inc., 7.125%, 3/15/21	5,375,000	5,653,156
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	6,395,000	6,874,625
Huntington Ingalls Industries, Inc., 5%, 12/15/21 (n)	595,000	617,313
Kratos Defense & Security Solutions, Inc., 7%, 5/15/19	1,815,000	1,506,450
TransDigm, Inc., 6%, 7/15/22	1,095,000	1,092,263
TransDigm, Inc., 6.5%, 7/15/24	2,645,000	2,678,063

		$30,734,157
Apparel Manufacturers - 0.5%
Hanesbrands, Inc., 6.375%, 12/15/20	$2,990,000	$3,160,430
PVH Corp., 4.5%, 12/15/22	3,485,000	3,485,000

		$6,645,430
Asset-Backed & Securitized - 0.0%
Citigroup Commercial Mortgage Trust, FRN, 5.713%, 12/10/49	$2,948,120	$447,053
CW Capital Cobalt Commercial Mortgage Trust, “E2”, CDO, 6%, 5/25/45 (a)(p)(z)	1,429,503	52,163
CW Capital Cobalt Commercial Mortgage Trust, “F”, CDO, FRN, 1.556%, 4/26/50 (a)(p)(z)	664,815	7
CW Capital Cobalt Commercial Mortgage Trust, “G”, CDO, FRN, 1.756%, 4/26/50 (a)(p)(z)	2,081,805	21
Falcon Franchise Loan LLC, FRN, 20.252%, 1/05/25 (i)(z)	579,194	139,007
LB Commercial Conduit Mortgage Trust, FRN, 1.23%, 2/18/30 (i)	1,667,393	36,773
Morgan Stanley Capital I, Inc., FRN, 1.418%, 4/28/39 (i)(z)	5,137,346	25,892

		$700,916
Automotive - 3.1%
Accuride Corp., 9.5%, 8/01/18	$6,635,000	$6,850,638
Allison Transmission, Inc., 7.125%, 5/15/19 (n)	6,660,000	6,943,050
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	6,650,000	7,140,438
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,340,000	1,450,550
Jaguar Land Rover PLC, 8.125%, 5/15/21 (n)	6,560,000	7,248,800
Lear Corp., 4.75%, 1/15/23	3,575,000	3,619,688
Lear Corp., 5.25%, 1/15/25	3,160,000	3,223,200
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	3,050,000	3,187,250
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	2,295,000	2,312,213

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	$2,345,000	$2,456,388

		$44,432,215
Broadcasting - 2.2%
AMC Networks, Inc., 7.75%, 7/15/21	$4,566,000	$4,931,280
Clear Channel Communications, Inc., 9%, 3/01/21	3,702,000	3,590,940
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	830,000	846,600
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	3,080,000	3,176,250
Liberty Media Corp., 8.5%, 7/15/29	4,285,000	4,702,788
Liberty Media Corp., 8.25%, 2/01/30	40,000	43,300
Netflix, Inc., 5.375%, 2/01/21	3,625,000	3,751,875
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	4,675,000	4,867,844
Univision Communications, Inc., 6.875%, 5/15/19 (n)	2,555,000	2,663,588
Univision Communications, Inc., 7.875%, 11/01/20 (n)	3,145,000	3,365,150

		$31,939,615
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 6.375%, 11/15/19	$7,590,000	$8,121,300

Building - 3.0%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	$6,701,000	$7,036,050
Associated Materials LLC, 9.125%, 11/01/17	790,000	653,725
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	3,160,000	3,207,400
Building Materials Holding Corp., 6.75%, 5/01/21 (n)	4,385,000	4,691,950
CEMEX S.A.B. de C.V., 5.875%, 3/25/19 (n)	669,000	673,683
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)	546,000	551,460
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	910,000	939,575
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	2,882,000	2,658,645
Gibraltar Industries, Inc., 6.25%, 2/01/21	2,755,000	2,810,100
HD Supply, Inc., 7.5%, 7/15/20	4,980,000	5,216,550
Headwaters, Inc., 7.25%, 1/15/19	3,150,000	3,291,750
Headwaters, Inc., 7.625%, 4/01/19	1,455,000	1,513,200
Nortek, Inc., 8.5%, 4/15/21	4,835,000	5,137,188
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 6/01/20 (n)	3,690,000	3,662,325
USG Corp., 7.875%, 3/30/20 (n)	1,570,000	1,691,675

		$43,735,276
Business Services - 1.1%
Equinix, Inc., 4.875%, 4/01/20	$3,670,000	$3,743,400
Equinix, Inc., 5.375%, 1/01/22	1,220,000	1,262,700
Equinix, Inc., 5.375%, 4/01/23	1,955,000	2,028,313
Iron Mountain, Inc., 8.375%, 8/15/21	439,000	457,877
Iron Mountain, Inc., 6%, 8/15/23	3,350,000	3,509,125

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Business Services - continued
NeuStar, Inc., 4.5%, 1/15/23	$4,980,000	$4,357,500

		$15,358,915
Cable TV - 5.1%
Altice Financing S.A., 6.625%, 2/15/23 (z)	$2,075,000	$2,075,000
CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	6,590,000	6,935,975
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	1,305,000	1,396,350
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	6,610,000	6,957,025
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	4,205,000	4,262,819
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	5,065,000	5,267,600
DISH DBS Corp., 6.75%, 6/01/21	3,410,000	3,704,113
DISH DBS Corp., 5%, 3/15/23	2,975,000	2,922,938
DISH DBS Corp., 5.875%, 11/15/24	1,495,000	1,502,475
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22	3,660,000	3,751,500
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23	6,225,000	6,147,188
Intelsat Luxembourg S.A., 8.125%, 6/01/23	3,865,000	3,903,650
LGE Holdco VI B.V., 7.125%, 5/15/24 (z)	2,225,000	2,844,245
Lynx I Corp., 5.375%, 4/15/21 (n)	1,575,000	1,634,063
Lynx II Corp., 6.375%, 4/15/23 (n)	2,635,000	2,806,275
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	1,020,000	994,500
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	460,000	471,500
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)	2,535,000	2,376,563
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)	2,340,000	2,404,350
Unitymedia Hessen, 5.5%, 1/15/23 (n)	4,235,000	4,393,813
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)	3,000,000	3,157,500
UPCB Finance III Ltd., 6.625%, 7/01/20 (n)	2,833,000	2,953,403
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)	245,000	253,575
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)	370,000	377,400

		$73,493,820
Chemicals - 3.1%
Celanese U.S. Holdings LLC, 5.875%, 6/15/21	$3,678,000	$3,944,655
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	1,760,000	1,755,600
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)	3,930,000	4,195,275
Hexion U.S. Finance Corp., 6.625%, 4/15/20	2,190,000	2,057,231
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18	5,010,000	4,296,075
Huntsman International LLC, 8.625%, 3/15/21	3,780,000	4,063,500
INEOS Finance PLC, 8.375%, 2/15/19 (n)	4,880,000	5,191,100
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)	3,665,000	3,536,725
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)	2,745,000	2,607,750
PSPC Escrow Corp., 6.5%, 2/01/22 (n)	2,585,000	2,636,700
Tronox Finance LLC, 6.375%, 8/15/20	7,175,000	7,103,250

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
W.R. Grace & Co., 5.125%, 10/01/21 (n)	$3,155,000	$3,281,200

		$44,669,061
Computer Software - 0.4%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$1,453,000	$1,514,753
VeriSign, Inc., 4.625%, 5/01/23	4,790,000	4,760,063

		$6,274,816
Computer Software - Systems - 0.6%
Audatex North America, Inc., 6%, 6/15/21 (n)	$2,560,000	$2,662,400
CDW LLC/CDW Finance Corp., 8.5%, 4/01/19	1,284,000	1,350,126
CDW LLC/CDW Finance Corp., 6%, 8/15/22	2,200,000	2,310,000
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	2,115,000	2,130,863

		$8,453,389
Conglomerates - 2.0%
Amsted Industries Co., 5%, 3/15/22 (n)	$5,085,000	$5,021,438
BC Mountain LLC, 7%, 2/01/21 (n)	4,380,000	3,810,600
Dynacast International LLC, 9.25%, 7/15/19	2,295,000	2,458,519
EnPro Industries, Inc., 5.875%, 9/15/22 (n)	3,415,000	3,483,300
Entegris, Inc., 6%, 4/01/22 (n)	5,005,000	5,055,050
Renaissance Acquisition, 6.875%, 8/15/21 (n)	5,585,000	5,333,675
Rexel S.A., 6.125%, 12/15/19 (n)	4,200,000	4,389,000

		$29,551,582
Construction - 0.2%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	$1,546,000	$1,084,133
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2/04/21	2,555,000	1,837,045

		$2,921,178
Consumer Products - 0.8%
Elizabeth Arden, Inc., 7.375%, 3/15/21	$2,142,000	$1,927,800
Prestige Brands, Inc., 8.125%, 2/01/20	1,531,000	1,645,825
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	3,135,000	3,064,463
Spectrum Brands, Inc., 6.375%, 11/15/20	4,360,000	4,621,600
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)	710,000	740,175

		$11,999,863
Consumer Services - 1.7%
ADT Corp., 6.25%, 10/15/21	$5,035,000	$5,335,539
ADT Corp., 4.125%, 6/15/23	1,585,000	1,485,938
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,905,000	2,832,375
Garda World Security Corp., 7.25%, 11/15/21 (n)	1,200,000	1,170,000
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17	2,125,000	2,061,250

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - continued
Monitronics International, Inc., 9.125%, 4/01/20	$4,750,000	$4,417,500
Multi-Color Corp., 6.125%, 12/01/22 (n)	2,055,000	2,078,119
Service Corp. International, 7%, 6/15/17	2,630,000	2,853,550
Service Corp. International, 5.375%, 5/15/24	2,120,000	2,205,224

		$24,439,495
Containers - 3.2%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$748,235	$736,076
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	4,510,000	4,780,600
Berry Plastics Group, Inc., 9.75%, 1/15/21	900,000	999,000
Berry Plastics Group, Inc., 5.5%, 5/15/22	5,470,000	5,593,075
Crown American LLC, 4.5%, 1/15/23	7,135,000	7,135,000
Greif, Inc., 6.75%, 2/01/17	1,410,000	1,515,750
Greif, Inc., 7.75%, 8/01/19	795,000	905,306
Owens-Brockway Glass Container, Inc., 5%, 1/15/22 (n)	1,425,000	1,480,219
Reynolds Group, 7.125%, 4/15/19	2,925,000	3,029,203
Reynolds Group, 9.875%, 8/15/19	1,715,000	1,822,188
Reynolds Group, 5.75%, 10/15/20	2,760,000	2,822,100
Reynolds Group, 8.25%, 2/15/21	5,025,000	5,106,656
Sealed Air Corp., 4.875%, 12/01/22 (n)	4,890,000	4,987,800
Sealed Air Corp., 5.125%, 12/01/24 (n)	585,000	600,356
Signode Industrial Group, 6.375%, 5/01/22 (n)	4,600,000	4,370,000

		$45,883,329
Defense Electronics - 0.4%
Ducommun, Inc., 9.75%, 7/15/18	$5,286,000	$5,642,805

Electrical Equipment - 0.1%
Avaya, Inc., 10.5%, 3/01/21 (z)	$935,000	$765,531

Electronics - 1.9%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$4,900,000	$4,655,000
Advanced Micro Devices, Inc., 7.5%, 8/15/22	1,500,000	1,415,625
Advanced Micro Devices, Inc., 7%, 7/01/24	1,165,000	1,016,463
Micron Technology, Inc., 5.875%, 2/15/22 (n)	3,305,000	3,470,250
Micron Technology, Inc., 5.5%, 2/01/25 (n)	2,290,000	2,301,450
Nokia Corp., 5.375%, 5/15/19	1,075,000	1,174,438
Nokia Corp., 6.625%, 5/15/39	1,345,000	1,503,038
NXP B.V., 5.75%, 2/15/21 (n)	2,100,000	2,210,250
NXP B.V., 5.75%, 3/15/23 (n)	3,430,000	3,635,800
Sensata Technologies B.V., 6.5%, 5/15/19 (n)	3,770,000	3,930,225
Sensata Technologies B.V., 5.625%, 11/01/24 (z)	2,165,000	2,289,488

		$27,602,027

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 0.2%
NOVA Chemicals Corp., 5%, 5/01/25 (n)	$2,836,000	$2,942,350

Energy - Independent - 6.5%
American Energy-Permian Basin LLC, 7.125%, 11/01/20 (n)	$1,925,000	$1,405,250
American Energy-Permian Basin LLC, 7.375%, 11/01/21 (n)	3,190,000	2,360,600
Antero Resources Finance Corp., 6%, 12/01/20	3,740,000	3,721,300
Antero Resources Finance Corp., 5.375%, 11/01/21	3,570,000	3,480,750
Baytex Energy Corp., 5.125%, 6/01/21 (n)	1,675,000	1,453,063
Baytex Energy Corp., 5.625%, 6/01/24 (n)	4,250,000	3,644,375
BreitBurn Energy Partners LP, 8.625%, 10/15/20	1,395,000	986,963
BreitBurn Energy Partners LP, 7.875%, 4/15/22	4,125,000	2,640,000
Chaparral Energy, Inc., 7.625%, 11/15/22	4,230,000	2,453,400
Concho Resources, Inc., 6.5%, 1/15/22	3,465,000	3,603,600
Concho Resources, Inc., 5.5%, 4/01/23	2,800,000	2,800,000
EP Energy LLC, 6.875%, 5/01/19	1,435,000	1,452,938
EP Energy LLC, 9.375%, 5/01/20	3,320,000	3,344,900
EP Energy LLC, 7.75%, 9/01/22	6,260,000	5,939,175
Halcon Resources Corp., 8.875%, 5/15/21	4,610,000	3,065,650
Harvest Operations Corp., 6.875%, 10/01/17	1,201,000	1,080,900
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2/15/20 (n)	1,870,000	1,907,400
Hilcorp Energy I/Hilcorp Finance Co., 5%, 12/01/24 (n)	875,000	787,500
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	2,050,000	1,619,500
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	4,751,000	3,587,005
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	2,150,000	1,580,250
MEG Energy Corp., 6.5%, 3/15/21 (n)	3,230,000	2,923,150
MEG Energy Corp., 7%, 3/31/24 (n)	1,765,000	1,597,325
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	3,840,000	3,187,200
Oasis Petroleum, Inc., 6.875%, 3/15/22	6,615,000	6,089,934
QEP Resources, Inc., 5.25%, 5/01/23	1,085,000	1,028,038
Range Resources Corp., 5%, 8/15/22	3,225,000	3,192,750
Rosetta Resources, Inc., 5.625%, 5/01/21	3,170,000	2,987,725
RSP Permian, Inc., 6.625%, 10/01/22 (n)	4,195,000	4,168,781
Sanchez Energy Corp., 6.125%, 1/15/23 (n)	6,780,000	6,000,300
SandRidge Energy, Inc., 8.125%, 10/15/22	2,160,000	1,468,800
SM Energy Co., 6.5%, 11/15/21	4,850,000	4,753,000
SM Energy Co., 6.125%, 11/15/22 (n)	2,440,000	2,354,600
Whiting Petroleum Corp., 5.75%, 3/15/21	845,000	803,806

		$93,469,928
Entertainment - 1.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$4,525,000	$4,932,250
Cedar Fair LP, 5.25%, 3/15/21	4,270,000	4,334,050
Cedar Fair LP, 5.375%, 6/01/24 (n)	1,790,000	1,807,900

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Entertainment - continued
Cinemark USA, Inc., 5.125%, 12/15/22	$2,805,000	$2,790,975
Cinemark USA, Inc., 4.875%, 6/01/23	2,495,000	2,392,081
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	3,755,000	3,801,938
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	4,115,000	4,166,438

		$24,225,632
Financial Institutions - 4.6%
AerCap Ireland Capital Ltd., 5%, 10/01/21 (n)	$3,350,000	$3,559,375
Aircastle Ltd., 4.625%, 12/15/18	3,385,000	3,461,163
Aircastle Ltd., 5.125%, 3/15/21	1,815,000	1,837,688
Aircastle Ltd., 5.5%, 2/15/22	595,000	612,969
Aviation Capital Group, 4.625%, 1/31/18 (n)	2,300,000	2,381,388
Aviation Capital Group, 6.75%, 4/06/21 (n)	2,180,000	2,452,500
CIT Group, Inc., 5.25%, 3/15/18	3,330,000	3,454,875
CIT Group, Inc., 6.625%, 4/01/18 (n)	5,369,000	5,785,098
CIT Group, Inc., 5.5%, 2/15/19 (n)	5,562,000	5,900,726
CIT Group, Inc., 5%, 8/15/22	4,690,000	4,930,363
Icahn Enterprises LP, 6%, 8/01/20	4,240,000	4,435,464
Icahn Enterprises LP, 5.875%, 2/01/22	5,785,000	5,915,163
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	2,615,000	2,425,413
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	5,470,000	5,059,750
SLM Corp., 4.875%, 6/17/19	930,000	936,975
SLM Corp., 8%, 3/25/20	6,735,000	7,475,850
SLM Corp., 7.25%, 1/25/22	4,225,000	4,594,688
SLM Corp., 6.125%, 3/25/24	2,140,000	2,086,500

		$67,305,948
Food & Beverages - 1.4%
B&G Foods, Inc., 4.625%, 6/01/21	$3,530,000	$3,512,350
Constellation Brands, Inc., 3.75%, 5/01/21	525,000	530,250
Constellation Brands, Inc., 4.25%, 5/01/23	3,885,000	3,982,125
Darling Ingredients, Inc., 5.375%, 1/15/22	4,685,000	4,673,288
H.J. Heinz Co., 4.25%, 10/15/20	3,730,000	3,760,306
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	4,060,000	4,171,650

		$20,629,969
Forest & Paper Products - 0.4%
Appvion, Inc., 9%, 6/01/20 (n)	$3,490,000	$2,368,838
Rayonier AM Products, Inc., 5.5%, 6/01/24 (z)	930,000	792,825
Tembec Industries, Inc., 9%, 12/15/19 (n)	3,290,000	3,248,875

		$6,410,538
Gaming & Lodging - 2.7%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$4,262,000	$4,602,960
Chester Downs & Marina LLC, 9.25%, 2/01/20 (n)	1,750,000	1,251,250

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - continued
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	$4,640,000	$4,674,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	5,820,000	6,140,100
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	1,385,000	1,464,638
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	2,910,000	3,019,125
MGM Resorts International, 6.625%, 12/15/21	4,660,000	4,893,000
MGM Resorts International, 6%, 3/15/23	3,040,000	3,070,400
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	5,825,000	5,839,563
Wynn Las Vegas LLC, 7.75%, 8/15/20	3,830,000	4,069,375

		$39,025,211
Industrial - 1.4%
Anixter, Inc., 5.125%, 10/01/21	$4,025,000	$4,120,594
Dematic S.A., 7.75%, 12/15/20 (n)	5,925,000	6,176,813
Howard Hughes Corp., 6.875%, 10/01/21 (n)	5,615,000	5,867,675
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	3,320,000	3,444,500

		$19,609,582
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$5,265,000	$5,462,438
H&E Equipment Services Co., 7%, 9/01/22	4,955,000	4,719,638
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	4,025,000	3,441,375
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	3,800,000	2,612,500
RSC Equipment Rental, Inc., 8.25%, 2/01/21	2,410,000	2,605,813
United Rentals North America, Inc., 7.625%, 4/15/22	3,667,000	4,032,967

		$22,874,731
Major Banks - 1.2%
Bank of America Corp., FRN, 5.2%, 12/31/49	$6,215,000	$5,935,325
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49	5,830,000	5,886,481
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31, FRN to 8/29/49	3,320,000	3,967,400
Royal Bank of Scotland Group PLC, 6.99% to 10/04/17, FRN to 10/29/49 (n)	1,370,000	1,575,500

		$17,364,706
Medical & Health Technology & Services - 5.6%
CHS/Community Health Systems, Inc., 5.125%, 8/01/21	$840,000	$872,550
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	7,715,000	8,194,294
Davita, Inc., 6.625%, 11/01/20	4,660,000	4,904,650
Davita, Inc., 5.125%, 7/15/24	2,205,000	2,266,299
Fresenius Medical Care Capital Trust III, 5.625%, 7/31/19 (n)	2,410,000	2,621,357
Fresenius Medical Care Capital Trust III, 5.875%, 1/31/22 (n)	1,710,000	1,908,788
HCA, Inc., 4.25%, 10/15/19	5,110,000	5,256,913

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 7.5%, 2/15/22	$6,995,000	$8,197,441
HCA, Inc., 5.875%, 3/15/22	6,325,000	7,052,375
HCA, Inc., 5%, 3/15/24	2,930,000	3,135,100
HCA, Inc., 5.375%, 2/01/25	2,760,000	2,835,900
HealthSouth Corp., 8.125%, 2/15/20	5,915,000	6,166,388
Kindred Escrow Corp. II, 8%, 1/15/20 (z)	2,465,000	2,615,858
LifePoint Hospitals, Inc., 5.5%, 12/01/21	6,310,000	6,633,388
Tenet Healthcare Corp., 8%, 8/01/20	6,155,000	6,493,525
Tenet Healthcare Corp., 4.5%, 4/01/21	5,265,000	5,317,650
Tenet Healthcare Corp., 8.125%, 4/01/22	3,160,000	3,562,900
Universal Health Services, Inc., 7.625%, 8/15/20	3,770,000	3,298,750

		$81,334,126
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 8/01/20	$2,248,000	$2,396,930
Physio-Control International, Inc., 9.875%, 1/15/19 (n)	1,767,000	1,886,273
Teleflex, Inc., 6.875%, 6/01/19	2,975,000	3,094,000
Teleflex, Inc., 5.25%, 6/15/24 (n)	2,700,000	2,727,000

		$10,104,203
Metals & Mining - 4.0%
ArcelorMittal S.A., 6.75%, 2/25/22	$1,130,000	$1,200,625
ArcelorMittal S.A., 7.5%, 3/01/41	2,060,000	2,114,075
Arch Coal, Inc., 8%, 1/15/19 (n)	2,045,000	858,900
Arch Coal, Inc., 7.25%, 10/01/20	1,490,000	413,475
Century Aluminum Co., 7.5%, 6/01/21 (n)	4,715,000	4,891,813
Commercial Metals Co., 4.875%, 5/15/23	3,048,000	2,880,360
Consol Energy, Inc., 6.375%, 3/01/21	1,545,000	1,490,925
Consol Energy, Inc., 5.875%, 4/15/22	3,355,000	2,910,463
EVRAZ, Inc. N.A. Canada, 7.5%, 11/15/19 (n)	4,120,000	3,532,900
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	7,343,000	6,370,053
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	1,583,000	1,321,805
Fortescue Metals Group Ltd., 8.25%, 11/01/19 (n)	5,300,000	4,703,750
GrafTech International Co., 6.375%, 11/15/20	4,385,000	3,683,400
Hudbay Minerals, Inc., 9.5%, 10/01/20	915,000	889,838
Lundin Mining Corp., 7.5%, 11/01/20 (n)	2,300,000	2,277,000
Lundin Mining Corp., 7.875%, 11/01/22 (n)	2,300,000	2,277,000
Steel Dynamics, Inc., 5.125%, 10/01/21 (n)	1,670,000	1,707,575
Steel Dynamics, Inc., 5.25%, 4/15/23	2,680,000	2,733,600
Steel Dynamics, Inc., 5.5%, 10/01/24 (n)	2,170,000	2,213,400
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,440,000	1,483,200
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	2,530,000	2,605,900

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Suncoke Energy, Inc., 7.625%, 8/01/19	$1,423,000	$1,458,575
TMS International Corp., 7.625%, 10/15/21 (n)	2,855,000	2,840,725
Walter Energy, Inc., 9.5%, 10/15/19 (n)	1,960,000	1,283,800
Walter Energy, Inc., 8.5%, 4/15/21	2,335,000	303,550

		$58,446,707
Midstream - 4.8%
AmeriGas Finance LLC, 6.75%, 5/20/20	$6,730,000	$6,999,200
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	2,610,000	2,583,900
Crestwood Midstream Partners LP, 6%, 12/15/20	3,215,000	3,134,625
Crestwood Midstream Partners LP, 6.125%, 3/01/22	2,420,000	2,353,450
El Paso Corp., 7.75%, 1/15/32	8,280,000	10,352,607
Energy Transfer Equity LP, 7.5%, 10/15/20	5,705,000	6,347,954
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	1,735,000	1,700,300
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	6,040,000	5,889,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23	3,605,000	3,708,644
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23	3,644,000	3,607,560
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	3,800,000	3,804,750
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	6,670,000	6,670,000
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	2,130,000	2,140,650
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	2,490,000	2,620,725
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	2,885,000	2,776,813
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18 (n)	1,390,000	1,417,522
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)	2,670,000	2,603,250
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	1,100,000	1,094,500

		$69,805,450
Network & Telecom - 1.8%
Centurylink, Inc., 6.45%, 6/15/21	$4,240,000	$4,589,800
Centurylink, Inc., 6.75%, 12/01/23	1,205,000	1,345,081
Centurylink, Inc., 7.65%, 3/15/42	4,390,000	4,433,900
Citizens Communications Co., 9%, 8/15/31	4,795,000	5,178,600
Frontier Communications Corp., 8.125%, 10/01/18	1,030,000	1,154,888
Telecom Italia Capital, 6%, 9/30/34	1,515,000	1,556,663
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	4,255,000	4,425,200

20

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Network & Telecom - continued
Windstream Corp., 7.75%, 10/15/20		$2,615,000	$2,713,063

			$25,397,195
Oil Services - 0.8%
Bristow Group, Inc., 6.25%, 10/15/22		$5,520,000	$5,257,800
Pacific Drilling S.A., 5.375%, 6/01/20 (n)		5,260,000	3,931,850
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)		3,290,000	2,993,900
Unit Corp., 6.625%, 5/15/21		117,000	109,980

			$12,293,530
Oils - 0.3%
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)		$4,515,000	$4,379,550

Other Banks & Diversified Financials - 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		$3,895,000	$5,250,966

Pharmaceuticals - 1.9%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (n)		$5,945,000	$6,316,563
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)		1,170,000	1,195,594
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)		4,205,000	4,341,663
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)		6,495,000	6,844,106
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		3,850,000	4,109,875
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)		1,035,000	1,060,875
Vantage Point Imaging, 7.5%, 7/15/21 (n)		2,850,000	3,120,750

			$26,989,426
Pollution Control - 0.0%
Abengoa Finance S.A.U., 8.875%, 2/05/18	EUR	555,000	$639,693

Precious Metals & Minerals - 0.7%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$4,675,000	$4,534,750
Eldorado Gold Corp., 6.125%, 12/15/20 (n)		5,535,000	5,458,894

			$9,993,644
Printing & Publishing - 0.9%
American Media, Inc., 13.5%, 6/15/18 (z)		$297,449	$314,924
Gannett Co., Inc., 5.125%, 7/15/20		1,645,000	1,694,350
Gannett Co., Inc., 4.875%, 9/15/21 (n)		1,230,000	1,230,000
Gannett Co., Inc., 6.375%, 10/15/23		3,430,000	3,652,950
Lamar Media Corp., 5%, 5/01/23		3,160,000	3,183,700
Nielsen Finance LLC, 5%, 4/15/22 (n)		3,630,000	3,639,075

			$13,714,999

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Railroad & Shipping - 0.2%
Watco Cos. LLC, 6.375%, 4/01/23 (n)	$3,585,000	$3,585,000

Real Estate - Healthcare - 0.9%
Aviv Healthcare Properties LP/Aviv Healthcare, REIT, 6%, 10/15/21	$5,255,000	$5,491,475
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21	3,435,000	3,675,450
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22	3,810,000	4,095,750

		$13,262,675
Real Estate - Other - 1.3%
CNL Lifestyle Properties, Inc., REIT, 7.25%, 4/15/19	$3,105,000	$3,167,100
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21	6,085,000	6,313,188
EPR Properties, REIT, 7.75%, 7/15/20	3,050,000	3,726,423
EPR Properties, REIT, 5.75%, 8/15/22	815,000	911,465
Felcor Lodging LP, REIT, 5.625%, 3/01/23	5,205,000	5,296,088

		$19,414,264
Retailers - 1.6%
Best Buy Co., Inc., 5.5%, 3/15/21	$5,055,000	$5,219,288
Bon Ton Stores, Inc., 8%, 6/15/21	2,990,000	2,436,850
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (z)	790,000	738,650
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (n)(p)	3,395,000	2,800,875
Limited Brands, Inc., 7%, 5/01/20	1,520,000	1,729,000
Limited Brands, Inc., 6.95%, 3/01/33	1,080,000	1,163,700
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	3,010,000	3,115,350
Rite Aid Corp., 9.25%, 3/15/20	3,240,000	3,555,900
Sally Beauty Holdings, Inc., 6.875%, 11/15/19	2,570,000	2,727,413

		$23,487,026
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 7/15/21	$4,425,000	$4,314,375

Specialty Stores - 0.6%
Group 1 Automotive, Inc., 5%, 6/01/22 (n)	$5,670,000	$5,599,125
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	2,905,000	2,941,313

		$8,540,438
Telecommunications - Wireless - 4.6%
Crown Castle International Corp., 4.875%, 4/15/22	$1,445,000	$1,463,785
Crown Castle International Corp., 5.25%, 1/15/23	4,270,000	4,376,750
Digicel Group Ltd., 8.25%, 9/01/17 (n)	3,050,000	3,095,750
Digicel Group Ltd., 8.25%, 9/30/20 (n)	1,430,000	1,391,390
Digicel Group Ltd., 6%, 4/15/21 (n)	1,535,000	1,439,063

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Digicel Group Ltd., 7.125%, 4/01/22 (n)	$2,189,000	$1,983,125
Eileme 2 AB, 11.625%, 1/31/20 (n)	2,149,000	2,431,753
Numericable Group S.A., 6%, 5/15/22 (n)	5,325,000	5,446,943
Sprint Capital Corp., 6.875%, 11/15/28	4,745,000	4,365,400
Sprint Corp., 7.875%, 9/15/23	4,665,000	4,729,144
Sprint Corp., 7.125%, 6/15/24	6,075,000	5,907,938
Sprint Nextel Corp., 9%, 11/15/18 (n)	2,120,000	2,443,300
Sprint Nextel Corp., 6%, 11/15/22	3,600,000	3,357,000
T-Mobile USA, Inc., 6.125%, 1/15/22	565,000	581,244
T-Mobile USA, Inc., 6.5%, 1/15/24	1,715,000	1,779,313
T-Mobile USA, Inc., 6.464%, 4/28/19	1,760,000	1,823,800
T-Mobile USA, Inc., 6.25%, 4/01/21	6,685,000	6,902,263
T-Mobile USA, Inc., 6.633%, 4/28/21	3,350,000	3,478,138
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	3,950,000	3,851,250
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	5,600,000	5,432,000

		$66,279,349
Telephone Services - 0.3%
Cogent Communications Group, Inc., 8.375%, 2/15/18 (n)	$1,240,000	$1,295,800
Frontier Communications Corp., 6.25%, 9/15/21	1,355,000	1,395,650
Level 3 Financing, Inc., 8.625%, 7/15/20	1,315,000	1,434,008

		$4,125,458
Transportation - Services - 1.8%
Aguila American Resources Ltd., 7.875%, 1/31/18 (n)	$4,385,000	$4,319,225
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (n)	5,010,000	5,172,825
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)	1,437,000	1,372,335
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	1,514,000	1,434,515
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	4,270,000	3,800,300
Stena AB, 7%, 2/01/24 (n)	6,510,000	6,086,850
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	2,545,000	2,277,775
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21	953,000	972,060

		$25,435,885
Utilities - Electric Power - 1.8%
AES Corp., 7.375%, 7/01/21	$2,560,000	$2,835,200
Calpine Corp., 5.375%, 1/15/23	2,225,000	2,247,250
Calpine Corp., 5.5%, 2/01/24	1,800,000	1,802,250
Covanta Holding Corp., 7.25%, 12/01/20	4,425,000	4,701,563
Covanta Holding Corp., 6.375%, 10/01/22	1,520,000	1,622,600
Covanta Holding Corp., 5.875%, 3/01/24	915,000	941,306
NRG Energy, Inc., 8.25%, 9/01/20	4,950,000	5,247,000
NRG Energy, Inc., 6.25%, 7/15/22	1,740,000	1,787,850

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
NRG Energy, Inc., 6.625%, 3/15/23	$4,080,000	$4,233,000

		$25,418,019
Total Bonds (Identified Cost, $1,317,547,814)		$1,289,435,293

Floating Rate Loans (g)(r) - 4.5%
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$3,961,929	$3,899,751

Building - 0.5%
ABC Supply Co., Inc., Term Loan B, 3.5%, 4/16/20	$4,206,296	$4,073,537
HD Supply, Term Loan B, 4%, 6/28/18	2,863,705	2,831,488

		$6,905,025
Business Services - 0.1%
Fleetcor Technologies, Term Loan B, 3.75%, 11/17/21	$1,209,211	$1,209,211

Cable TV - 0.1%
Cequel Communications LLC, Term Loan, 3.5%, 2/14/19	$2,260,423	$2,235,621

Conglomerates - 0.4%
Entegris, Inc., Term Loan, 3.5%, 4/30/21	$3,386,200	$3,310,010
Silver II U.S. Holdings LLC, Term Loan B, 4%, 12/13/19	3,221,936	3,005,799

		$6,315,809
Consumer Services - 0.2%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$2,761,791	$2,714,150

Containers - 0.2%
Berry Plastics, Term Loan E, 3.75%, 1/06/21	$2,402,817	$2,365,917

Electronics - 0.3%
Avago Technologies Ltd., Term Loan B, 3.75%, 5/06/21	$3,789,767	$3,780,293

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	$1,604,024	$1,507,114

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$1,478,784	$1,475,087

Food & Beverages - 0.0%
H.J. Heinz Co., Term Loan B, 3.5%, 6/05/2020	$679,689	$678,096

Gaming & Lodging - 0.2%
Hilton Worldwide, Term Loan B, 3.5%, 10/25/20	$3,550,495	$3,505,006

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Medical & Health Technology & Services - 0.3%
Community Health Systems, Inc., Term Loan, 4.25%, 1/27/21	$649,873	$649,264
Davita Healthcare, Term Loan B, 3.5%, 6/24/21	3,725,666	3,704,709

		$4,353,973
Metals & Mining - 0.2%
Fortescue Metals Group Ltd., Term Loan B, 3.75%, 6/30/19	$2,739,976	$2,414,114

Printing & Publishing - 0.2%
CBS Outdoor, Term Loan, 3%, 1/31/21	$2,698,235	$2,644,270

Retailers - 0.3%
Dollar Tree Bridge Loan, 8/08/15 (o)	$3,145,000	$3,145,000
Rite Aid Corp., Term Loan, 4.87%, 6/21/21	1,149,016	1,148,059

		$4,293,059
Supermarkets - 0.2%
Albertsons/Safeway, Term Loan B, 4.5%, 8/25/21	$2,498,832	$2,493,280

Telephone Services - 0.2%
Level 3 Financing, Inc., Term Loan B, 4.5%, 1/31/22	$3,629,229	$3,632,252

Transportation - Services - 0.3%
American Commercial Lines, Inc., Term Loan, 7.5%, 9/15/19	$4,083,917	$4,058,393

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 5/03/20	$4,689,593	$4,533,664
Total Floating Rate Loans (Identified Cost, $66,235,661)		$65,014,085

Common Stocks - 0.5%
Automotive - 0.0%
Accuride Corp. (a)	65,068	$286,299

Special Products & Services - 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF	78,800	$7,110,124
Total Common Stocks (Identified Cost, $7,955,192)		$7,396,423

Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	32,644,694	$32,644,694
Total Investments (Identified Cost, $1,424,383,361)		$1,394,490,495

Other Assets, Less Liabilities - 3.6%		51,884,310
Net Assets - 100.0%		$1,446,374,805

25

Portfolio of Investments – continued

(a)	Non-income producing security.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $481,656,895 representing 33.3% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19	$295,356	$—
Schaeffler Finance B.V., 6.875%, 8/15/18	81,545	—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	—	—
Total	$376,901	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Altice Financing S.A., 6.625%, 2/15/23	1/30/15	$2,075,000	$2,075,000
American Media, Inc., 13.5%, 6/15/18	12/28/10	300,155	314,924
Avaya, Inc., 10.5%, 3/01/21	12/11/14-12/15/14	767,592	765,531
CW Capital Cobalt Commercial Mortgage Trust, “E2”, CDO, 6%, 5/25/45	3/20/06-11/26/14	1,327,808	52,163
CW Capital Cobalt Commercial Mortgage Trust, “F”, CDO, FRN, 1.556%, 4/26/50	4/12/06-1/26/15	657,150	7
CW Capital Cobalt Commercial Mortgage Trust, “G”, CDO, FRN, 1.756%, 4/26/50	4/12/06-1/26/15	2,054,697	21
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21	12/08/14	747,263	738,650

26

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 20.252%, 1/05/25	1/29/03	$41,143	$139,007
Kindred Escrow Corp. II, 8%, 1/15/20	12/11/14-12/12/14	2,465,000	2,615,858
LGE Holdco VI B.V., 7.125%, 5/15/24	7/21/11-3/15/12	3,228,821	2,844,245
Morgan Stanley Capital I, Inc., FRN, 1.418%, 4/28/39	7/20/04	326,487	25,892
Rayonier AM Products, Inc., 5.5%, 6/01/24	12/22/14	767,272	792,825
Sensata Technologies B.V., 5.625%, 11/01/24	10/07/14-10/16/14	2,174,206	2,289,488
Total Restricted Securities			$12,653,611
% of Net assets			0.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/15

Forward Foreign Currency Exchange Contracts at 1/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	4,418,184	4/10/15	$5,268,773	$4,995,579	$273,194

Futures Contracts Outstanding at 1/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	114	$14,919,750	March - 2015	$(541,899)

At January 31, 2015, the fund had cash collateral of $153,900 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See notes to financial statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,391,738,667)	$1,361,845,801
Underlying affiliated funds, at cost and value	32,644,694
Total investments, at value (identified cost, $1,424,383,361)	$1,394,490,495
Cash	319,937
Restricted cash	153,900
Receivables for
Forward foreign currency exchange contracts	273,194
Investments sold	11,075,471
Fund shares sold	29,861,426
Interest and dividends	25,769,372
Other assets	8,334
Total assets	$1,461,952,129
Liabilities
Payables for
Distributions	$274,894
Daily variation margin on open futures contracts	78,375
Investments purchased	12,332,487
Fund shares reacquired	2,147,439
Payable to affiliates
Investment adviser	47,907
Shareholder servicing costs	429,128
Distribution and service fees	17,732
Program manager fees	21
Payable for independent Trustees’ compensation	47,762
Accrued expenses and other liabilities	201,579
Total liabilities	$15,577,324
Net assets	$1,446,374,805
Net assets consist of
Paid-in capital	$1,615,062,389
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(30,166,884)
Accumulated net realized gain (loss) on investments and foreign currency	(138,139,965)
Accumulated distributions in excess of net investment income	(380,735)
Net assets	$1,446,374,805
Shares of beneficial interest outstanding	414,759,985

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$452,586,715	129,765,948	$3.49
Class B	27,033,528	7,739,186	3.49
Class C	69,161,605	19,766,552	3.50
Class I	95,886,798	27,553,785	3.48
Class R1	1,316,910	377,135	3.49
Class R2	3,035,762	869,980	3.49
Class R3	6,754,599	1,937,490	3.49
Class R4	570,849	163,641	3.49
Class R5	784,830,264	225,096,188	3.49
Class 529A	3,270,415	938,141	3.49
Class 529B	334,264	95,862	3.49
Class 529C	1,593,096	456,077	3.49

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.64 [100 / 95.75 x $3.49] and $3.64 [100 / 95.75 x $3.49], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See notes to financial statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$87,043,902
Dividends	265,484
Dividends from underlying affiliated funds	40,281
Total investment income	$87,349,667
Expenses
Management fee	$6,502,291
Distribution and service fees	2,277,266
Program manager fees	5,471
Shareholder servicing costs	1,901,432
Administrative services fee	206,767
Independent Trustees’ compensation	28,860
Custodian fee	198,016
Shareholder communications	97,583
Audit and tax fees	78,801
Legal fees	14,884
Miscellaneous	222,635
Total expenses	$11,534,006
Fees paid indirectly	(732)
Reduction of expenses by investment adviser and distributor	(113,601)
Net expenses	$11,419,673
Net investment income	$75,929,994
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$13,289,441
Futures contracts	(427,458)
Swap agreements	1,154,435
Foreign currency	929,525
Net realized gain (loss) on investments and foreign currency	$14,945,943
Change in unrealized appreciation (depreciation)
Investments	$(55,294,161)
Futures contracts	(541,899)
Swap agreements	(826,927)
Translation of assets and liabilities in foreign currencies	134,071
Net unrealized gain (loss) on investments and foreign currency translation	$(56,528,916)
Net realized and unrealized gain (loss) on investments and foreign currency	$(41,582,973)
Change in net assets from operations	$34,347,021
See notes to financial statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2015	2014
Change in net assets
From operations
Net investment income	$75,929,994	$73,069,979
Net realized gain (loss) on investments and foreign currency	14,945,943	29,577,477
Net unrealized gain (loss) on investments and foreign currency translation	(56,528,916)	(29,897,478)
Change in net assets from operations	$34,347,021	$72,749,978
Distributions declared to shareholders
From net investment income	$(80,078,822)	$(75,775,810)
Change in net assets from fund share transactions	$142,655,611	$129,446,682
Total change in net assets	$96,923,810	$126,420,850
Net assets
At beginning of period	1,349,450,995	1,223,030,145
At end of period (including accumulated distributions in excess of net investment income of $380,735 and $632,173, respectively)	$1,446,374,805	$1,349,450,995

See notes to financial statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.26
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20		$0.22	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.18	(0.07)	0.26
Total from investment operations	$0.09	$0.20		$0.40	$0.16	$0.51
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)		$(0.23)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(t)(x)	2.45	5.71		12.05	4.77	16.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.93		0.93	0.93	0.93
Expenses after expense reductions (f)	0.93	0.92		0.93	0.92	0.93
Net investment income	5.25	5.64		6.39	6.76	7.53
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$452,587	$457,198		$504,600	$462,232	$501,139

See notes to financial statements

32

Financial Highlights – continued

Class B	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.53	$3.26
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17		$0.20	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.18	(0.09)	0.26
Total from investment operations	$0.06	$0.17		$0.38	$0.12	$0.49
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)		$(0.21)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.53
Total return (%) (r)(s)(t)(x)	1.68	4.93		11.22	3.70	15.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.68		1.67	1.67	1.68
Expenses after expense reductions (f)	1.69	1.68		1.67	1.67	1.68
Net investment income	4.49	4.86		5.59	5.99	6.78
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$27,034	$31,175		$31,656	$25,983	$37,772

Class C	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.61	$3.62		$3.45	$3.53	$3.27
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17		$0.20	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.18	(0.08)	0.25
Total from investment operations	$0.06	$0.17		$0.38	$0.13	$0.48
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)		$(0.21)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.50	$3.61		$3.62	$3.45	$3.53
Total return (%) (r)(s)(t)(x)	1.69	4.93		11.21	4.00	15.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.68		1.67	1.67	1.68
Expenses after expense reductions (f)	1.69	1.68		1.67	1.67	1.68
Net investment income	4.48	4.86		5.61	5.99	6.74
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$69,162	$76,490		$81,710	$75,309	$80,802

See notes to financial statements

33

Financial Highlights – continued

Class I	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.59	$3.60		$3.44	$3.52	$3.25
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.21		$0.24	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.00	)(w)	0.16	(0.07)	0.27
Total from investment operations	$0.10	$0.21		$0.40	$0.17	$0.53
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)		$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$3.48	$3.59		$3.60	$3.44	$3.52
Total return (%) (r)(s)(x)	2.70	5.98		12.02	5.03	16.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.68		0.67	0.68	0.68
Expenses after expense reductions (f)	0.69	0.68		0.67	0.68	0.68
Net investment income	5.44	5.88		6.86	7.02	7.75
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$95,887	$67,027		$70,506	$448,607	$386,185

Class R1	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.26
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17		$0.20	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.18	(0.08)	0.25
Total from investment operations	$0.06	$0.17		$0.38	$0.13	$0.48
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)		$(0.21)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(x)	1.68	4.93		11.22	4.00	15.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.68		1.68	1.67	1.68
Expenses after expense reductions (f)	1.69	1.68		1.68	1.67	1.68
Net investment income	4.47	4.87		5.65	6.01	6.78
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$1,317	$1,199		$1,137	$1,201	$1,138

See notes to financial statements

34

Financial Highlights – continued

Class R2	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.26
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19		$0.22	$0.22	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.17	(0.07)	0.26
Total from investment operations	$0.08	$0.19		$0.39	$0.15	$0.50
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)		$(0.22)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(x)	2.19	5.45		11.77	4.51	15.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.18		1.18	1.18	1.18
Expenses after expense reductions (f)	1.19	1.18		1.18	1.17	1.18
Net investment income	5.00	5.38		6.18	6.52	7.27
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$3,036	$3,469		$4,103	$5,639	$5,653

Class R3	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.25
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20		$0.22	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.18	(0.07)	0.27
Total from investment operations	$0.09	$0.20		$0.40	$0.16	$0.52
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)		$(0.23)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(x)	2.45	5.71		12.05	4.77	16.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.93		0.93	0.93	0.93
Expenses after expense reductions (f)	0.94	0.93		0.93	0.93	0.93
Net investment income	5.26	5.63		6.39	6.78	7.54
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$6,755	$8,046		$8,183	$7,376	$7,281

See notes to financial statements

35

Financial Highlights – continued

Class R4	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.26
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21		$0.23	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.18	(0.07)	0.26
Total from investment operations	$0.10	$0.21		$0.41	$0.17	$0.52
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)		$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(x)	2.71	5.98		12.33	5.04	16.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.68		0.68	0.68	0.68
Expenses after expense reductions (f)	0.69	0.68		0.68	0.67	0.68
Net investment income	5.47	5.86		6.65	7.02	7.72
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$571	$464		$302	$331	$316

Class R5	Years ended 1/31			Period ended 1/31/13 (i)
	2015	2014
Net asset value, beginning of period	$3.60	$3.61		$3.41
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.21
Total from investment operations	$0.10	$0.21		$0.36
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)		$(0.16)
Net asset value, end of period (x)	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	2.79	6.06		10.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.61		0.63	(a)
Expenses after expense reductions (f)	0.61	0.61		0.63	(a)
Net investment income	5.57	5.93		6.37	(a)
Portfolio turnover	43	46		38
Net assets at end of period (000 omitted)	$784,830	$699,123		$516,399

See notes to financial statements

36

Financial Highlights – continued

Class 529A	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.43	$3.52	$3.25
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20		$0.22	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.19	(0.08)	0.26
Total from investment operations	$0.09	$0.20		$0.41	$0.15	$0.51
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)		$(0.23)	$(0.24)	$(0.24)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.43	$3.52
Total return (%) (r)(s)(t)(x)	2.41	5.69		12.33	4.40	16.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.03		1.03	1.03	1.03
Expenses after expense reductions (f)	0.98	0.96		0.98	1.00	1.03
Net investment income	5.21	5.60		6.31	6.71	7.41
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$3,270	$3,164		$2,748	$1,719	$1,215

Class 529B	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.25
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17		$0.20	$0.20	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.17	(0.07)	0.27
Total from investment operations	$0.06	$0.17		$0.37	$0.13	$0.49
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)		$(0.20)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(t)(x)	1.63	4.87		11.17	3.92	15.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.78		1.78	1.78	1.78
Expenses after expense reductions (f)	1.74	1.73		1.73	1.75	1.78
Net investment income	4.45	4.83		5.60	5.95	6.65
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$334	$337		$375	$362	$398

See notes to financial statements

37

Financial Highlights – continued

Class 529C	Years ended 1/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$3.60	$3.61		$3.44	$3.52	$3.26
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17		$0.20	$0.20	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.00	)(w)	0.17	(0.07)	0.26
Total from investment operations	$0.06	$0.17		$0.37	$0.13	$0.48
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)		$(0.20)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.49	$3.60		$3.61	$3.44	$3.52
Total return (%) (r)(s)(t)(x)	1.63	4.88		11.17	3.92	15.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.78		1.77	1.77	1.78
Expenses after expense reductions (f)	1.74	1.73		1.72	1.74	1.77
Net investment income	4.43	4.81		5.56	5.94	6.61
Portfolio turnover	43	46		38	60	66
Net assets at end of period (000 omitted)	$1,593	$1,758		$1,311	$1,060	$739

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

38

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

39

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information

40

Notes to Financial Statements – continued

from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

41

Notes to Financial Statements – continued

The following is a summary of the levels used as of January 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$7,396,423	$—	$—	$7,396,423
Non-U.S. Sovereign Debt	—	2,942,350	—	2,942,350
U.S. Corporate Bonds	—	1,046,620,460	—	1,046,620,460
Commercial Mortgage-Backed Securities	—	648,725	—	648,725
Asset-Backed Securities (including CDOs)	—	52,191	—	52,191
Foreign Bonds	—	239,171,567	—	239,171,567
Floating Rate Loans	—	65,014,085	—	65,014,085
Mutual Funds	32,644,694	—	—	32,644,694
Total Investments	$40,041,117	$1,354,449,378	$—	$1,394,490,495

Other Financial Instruments
Futures Contracts	$(541,899)	$—	$—	$(541,899)
Forward Foreign Currency Exchange Contracts	—	273,194	—	273,194

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/14	$372,730
Realized gain (loss)	(1,074,020)
Change in unrealized appreciation (depreciation)	714,972
Proceeds from a tender offer	(13,682)
Balance as of 1/31/15	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging

42

Notes to Financial Statements – continued

can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(541,899)
Foreign Exchange	Forward Foreign Currency Exchange	273,194	—
Total		$273,194	$(541,899)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(427,458)	$—	$—	$—
Foreign Exchange	—	—	933,937	—
Equity	—	—	—	(196,758)
Credit	—	1,154,435	—	—
Total	$(427,458)	$1,154,435	$933,937	$(196,758)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(541,899)	$—	$—
Foreign Exchange	—	—	137,680
Credit	—	(826,927)	—
Total	$(541,899)	$(826,927)	$137,680

43

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

44

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

45

Notes to Financial Statements – continued

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap

46

Notes to Financial Statements – continued

agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on

47

Notes to Financial Statements – continued

non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration and write off of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/15	1/31/14
Ordinary income (including any short-term capital gains)	$80,078,822	$75,775,810

48

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/15
Cost of investments	$1,430,599,300
Gross appreciation	22,435,473
Gross depreciation	(58,544,278)
Net unrealized appreciation (depreciation)	$(36,108,805)
Undistributed ordinary income	6,402,515
Capital loss carryforwards	(129,623,790)
Post-October capital loss deferral	(2,842,135)
Other temporary differences	(6,515,369)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

1/31/17	$(82,988,636)
1/31/18	(46,635,154)
Total	$(129,623,790)

The availability of $24,285,300 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

49

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/15	Year ended 1/31/14
Class A	$25,663,339	$27,450,146
Class B	1,436,375	1,597,298
Class C	3,557,473	3,974,966
Class I	4,239,647	4,156,482
Class R1	62,227	60,382
Class R2	172,561	211,219
Class R3	401,921	466,092
Class R4	31,095	27,296
Class R5	44,229,586	37,563,574
Class 529A	185,256	174,398
Class 529B	16,328	18,319
Class 529C	83,014	75,638
Total	$80,078,822	$75,775,810

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.42% of average daily net assets in excess of $3 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2016. For the period August 1, 2014 to January 31, 2015, the fund’s average daily net assets did not exceed $3 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2015, this management fee reduction amounted to $69,980, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $228,392 and $1,481 for the year ended January 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

50

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,158,930
Class B	0.75%	0.25%	1.00%	1.00%	299,591
Class C	0.75%	0.25%	1.00%	1.00%	741,880
Class R1	0.75%	0.25%	1.00%	1.00%	13,043
Class R2	0.25%	0.25%	0.50%	0.50%	16,294
Class R3	—	0.25%	0.25%	0.25%	18,103
Class 529A	—	0.25%	0.25%	0.24%	8,428
Class 529B	0.75%	0.25%	1.00%	1.00%	3,448
Class 529C	0.75%	0.25%	1.00%	1.00%	17,549
Total Distribution and Service Fees					$2,277,266

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2015, this rebate amounted to $37,365, $349, $502, $498, and $1 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2015, were as follows:

Amount
Class A	$8,054
Class B	48,848
Class C	3,950
Class 529C	107

51

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on May 31, 2016, unless MFD elects to extend the waiver. For the year ended January 31, 2015, this waiver amounted to $2,736 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$3,371	$1,686
Class 529B	345	173
Class 529C	1,755	877
Total Program Manager Fees and Waivers	$5,471	$2,736

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2015, the fee was $275,467, which equated to 0.0195% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $648,325.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2015, these costs for the fund amounted to $977,640 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

52

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,242 and the Retirement Deferral plan resulted in an expense of $776. Both amounts are included in independent Trustees’ compensation for the year ended January 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $47,737 at January 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended January 31, 2015, the aggregate fees paid by the fund

53

Notes to Financial Statements – continued

under these agreements were $6,066 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,170, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $691,421,694 and $577,520,694, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/15		Year ended 1/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	29,604,469	$105,999,664	25,630,750	$91,907,736
Class B	1,036,181	3,737,113	2,354,320	8,463,048
Class C	3,233,066	11,652,249	3,866,994	13,904,327
Class I	33,132,981	117,478,895	6,053,937	21,543,523
Class R1	119,524	431,220	70,368	252,695
Class R2	136,262	490,440	176,563	634,597
Class R3	274,689	988,039	599,639	2,153,932
Class R4	42,331	153,729	54,752	197,181
Class R5	24,849,471	89,048,046	43,452,780	155,743,080
Class 529A	170,588	612,258	229,648	825,301
Class 529B	9,672	34,797	12,945	46,632
Class 529C	69,887	251,517	169,740	611,992
	92,679,121	$330,877,967	82,672,436	$296,284,044

54

Notes to Financial Statements – continued

	Year ended 1/31/15		Year ended 1/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,293,561	$22,620,581	6,398,168	$22,924,324
Class B	357,121	1,286,189	385,184	1,382,417
Class C	827,628	2,985,357	885,645	3,185,808
Class I	1,069,676	3,837,979	1,106,822	3,959,876
Class R1	17,279	62,169	16,828	60,382
Class R2	46,648	167,866	58,091	208,225
Class R3	111,776	401,908	130,110	466,092
Class R4	8,661	31,095	7,616	27,296
Class R5	12,314,456	44,229,586	10,489,697	37,563,472
Class 529A	51,353	184,486	48,507	173,730
Class 529B	4,532	16,292	5,052	18,093
Class 529C	22,903	82,479	21,014	75,417
	21,125,594	$75,905,987	19,552,734	$70,045,132

Shares reacquired
Class A	(33,233,097)	$(118,695,288)	(44,801,118)	$(160,678,285)
Class B	(2,306,375)	(8,275,956)	(2,845,826)	(10,206,866)
Class C	(5,485,311)	(19,748,105)	(6,127,640)	(22,016,866)
Class I	(25,315,559)	(89,505,098)	(8,070,353)	(28,903,905)
Class R1	(92,444)	(332,626)	(69,109)	(249,211)
Class R2	(276,708)	(998,308)	(407,569)	(1,458,053)
Class R3	(686,457)	(2,476,665)	(760,847)	(2,729,722)
Class R4	(16,262)	(58,597)	(17,097)	(61,026)
Class R5	(6,470,093)	(22,969,466)	(2,694,150)	(9,669,761)
Class 529A	(163,857)	(582,800)	(160,178)	(573,482)
Class 529B	(12,134)	(43,725)	(28,089)	(101,282)
Class 529C	(124,646)	(441,709)	(65,502)	(234,035)
	(74,182,943)	$(264,128,343)	(66,047,478)	$(236,882,494)

Net change
Class A	2,664,933	$9,924,957	(12,772,200)	$(45,846,225)
Class B	(913,073)	(3,252,654)	(106,322)	(361,401)
Class C	(1,424,617)	(5,110,499)	(1,375,001)	(4,926,731)
Class I	8,887,098	31,811,776	(909,594)	(3,400,506)
Class R1	44,359	160,763	18,087	63,866
Class R2	(93,798)	(340,002)	(172,915)	(615,231)
Class R3	(299,992)	(1,086,718)	(31,098)	(109,698)
Class R4	34,730	126,227	45,271	163,451
Class R5	30,693,834	110,308,166	51,248,327	183,636,791
Class 529A	58,084	213,944	117,977	425,549
Class 529B	2,070	7,364	(10,092)	(36,557)
Class 529C	(31,856)	(107,713)	125,252	453,374
	39,621,772	$142,655,611	36,177,692	$129,446,682

55

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime Income Fund (formerly known as the MFS Lifetime Retirement Income Fund) were the owners of record of approximately 22%, 18%, 10%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2035 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2015, the fund’s commitment fee and interest expense were $5,141 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	33,626,266	388,241,457	(389,223,029)	32,644,694

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$40,281	$32,644,694

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

57

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

61

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams
David Cole

62

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

63

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

64

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2015

MFS® HIGH YIELD

POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Sharply lower oil prices continue to affect the global economy, adding to widespread deflationary pressures around the globe.

The United States — with a relatively strong labor market and solid growth prospects — continues to diverge from much of the rest of the developed world.

As the year began, a number of central banks introduced stimulus programs and accommodative monetary policies, led by the European Central Bank (ECB), which announced a large quantitative easing program in January.

In Asia, the Chinese economy remains a source of concern as key economic growth indicators continue to fall.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	6.8%
Medical & Health Technology & Services	6.1%
Cable TV	5.4%
Midstream	5.0%
Telecommunications – Wireless	4.7%

Composition including fixed income credit quality (a)(i)
BBB	2.2%
BB	37.7%
B	45.4%
CCC	10.5%
Not Rated	(0.7)%
Non-Fixed Income	0.8%
Cash & Other	4.1%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

2

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2015, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 3.28%, at net asset value. This compares with a return of 2.41% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. As the period drew to a close, events in Europe augmented potential uncertainty. While equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), the election of an anti-austerity government in Greece dampened the post-ECB QE euphoria.

Contributors to Performance

Credit quality in US Bonds, particularly a lesser exposure to high-yield (“CCC”) rated (r) securities, was a primary contributor to performance relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Bond selection within the industrials sector also benefited relative results. In particular, the fund’s overweight in oil and gas pipeline operator El Paso Energy (h) was among the top relative contributors during the reporting period.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the benchmark, was a primary factor that detracted from relative results.

4

Management Review – continued

The fund’s lesser relative exposure to the telecommunications sector also held back relative performance as this market segment performed well over the reporting period.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/15

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/15

Average annual without sales charge

Fund inception date	1-yr	Life (t)
3/25/13	3.28%	4.58%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	2.41%	4.15%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2014 through January 31, 2015

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2014 through January 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/14	Ending Account Value 1/31/15	Expenses Paid During Period (p) 8/01/14-1/31/15
Actual	0.03%	$1,000.00	$1,000.09	$0.15
Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 90.0%
Issuer	Shares/Par	Value ($)

Aerospace - 2.1%
Bombardier, Inc., 7.75%, 3/15/20 (n)	$1,995,000	$2,003,728
Bombardier, Inc., 6.125%, 1/15/23 (n)	4,160,000	3,931,200
CPI International, Inc., 8.75%, 2/15/18	5,005,000	5,142,604
Gencorp, Inc., 7.125%, 3/15/21	5,105,000	5,369,184
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	5,380,000	5,783,500
Huntington Ingalls Industries, Inc., 5%, 12/15/21 (n)	465,000	482,438
Kratos Defense & Security Solutions, Inc., 7%, 5/15/19	1,700,000	1,411,000
TransDigm, Inc., 6%, 7/15/22	875,000	872,813
TransDigm, Inc., 6.5%, 7/15/24	2,605,000	2,637,563

		$27,634,030
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	$2,250,000	$2,378,250
PVH Corp., 4.5%, 12/15/22	2,770,000	2,770,000

		$5,148,250
Automotive - 3.1%
Accuride Corp., 9.5%, 8/01/18	$5,910,000	$6,102,075
Allison Transmission, Inc., 7.125%, 5/15/19 (n)	6,365,000	6,635,513
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	6,920,000	7,430,350
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,110,000	1,201,575
Jaguar Land Rover PLC, 8.125%, 5/15/21 (n)	5,550,000	6,132,750
Lear Corp., 4.75%, 1/15/23	3,825,000	3,872,813
Lear Corp., 5.25%, 1/15/25	2,500,000	2,550,000
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	2,405,000	2,513,225
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	2,175,000	2,191,313
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	2,525,000	2,644,938

		$41,274,552
Broadcasting - 2.2%
AMC Networks, Inc., 7.75%, 7/15/21	$4,115,000	$4,444,200
Clear Channel Communications, Inc., 9%, 3/01/21	3,293,000	3,194,210
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	745,000	759,900
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	3,490,000	3,599,063
Liberty Media Corp., 8.5%, 7/15/29	2,790,000	3,062,025
Liberty Media Corp., 8.25%, 2/01/30	1,215,000	1,315,238
Netflix, Inc., 5.375%, 2/01/21	3,335,000	3,451,725
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	4,605,000	4,794,956
Univision Communications, Inc., 6.875%, 5/15/19 (n)	2,200,000	2,293,500

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
Univision Communications, Inc., 7.875%, 11/01/20 (n)	$2,610,000	$2,792,700

		$29,707,517
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 6.375%, 11/15/19	$7,080,000	$7,575,600

Building - 3.1%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	$6,295,000	$6,609,750
Associated Materials LLC, 9.125%, 11/01/17	645,000	533,738
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	2,895,000	2,938,425
Building Materials Holding Corp., 6.75%, 5/01/21 (n)	4,495,000	4,809,650
CEMEX S.A.B. de C.V., 5.875%, 3/25/19 (n)	202,000	203,414
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)	440,000	444,400
CEMEX S.A.B. de C.V., 6.5%, 12/10/19	500,000	505,000
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	866,000	894,145
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	2,618,000	2,415,105
Gibraltar Industries, Inc., 6.25%, 2/01/21	3,200,000	3,264,000
HD Supply, Inc., 7.5%, 7/15/20	4,995,000	5,232,263
Headwaters, Inc., 7.25%, 1/15/19	3,040,000	3,176,800
Headwaters, Inc., 7.625%, 4/01/19	1,215,000	1,263,600
Nortek, Inc., 8.5%, 4/15/21	4,370,000	4,643,125
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 6/01/20 (n)	3,477,000	3,450,923
USG Corp., 7.875%, 3/30/20 (n)	1,335,000	1,438,463

		$41,822,801
Business Services - 1.1%
Equinix, Inc., 4.875%, 4/01/20	$2,950,000	$3,009,000
Equinix, Inc., 5.375%, 1/01/22	1,865,000	1,930,275
Equinix, Inc., 5.375%, 4/01/23	1,640,000	1,701,500
Iron Mountain, Inc., 8.375%, 8/15/21	369,000	384,867
Iron Mountain, Inc., 6%, 8/15/23	3,285,000	3,441,038
NeuStar, Inc., 4.5%, 1/15/23	4,415,000	3,863,125

		$14,329,805
Cable TV - 5.2%
Altice Financing S.A., 6.625%, 2/15/23 (z)	$1,945,000	$1,945,000
CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	5,325,000	5,604,563
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	705,000	754,350
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	7,010,000	7,378,025
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	4,845,000	4,911,619
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	5,240,000	5,449,600
DISH DBS Corp., 6.75%, 6/01/21	3,960,000	4,301,550
DISH DBS Corp., 5%, 3/15/23	2,750,000	2,701,875

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
DISH DBS Corp., 5.875%, 11/15/24	$1,190,000	$1,195,950
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22	3,025,000	3,100,625
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23	4,995,000	4,932,563
Intelsat Luxembourg S.A., 8.125%, 6/01/23	4,590,000	4,635,900
LGE Holdco VI B.V., 7.125%, 5/15/24 (z)	1,895,000	2,422,402
Lynx I Corp., 5.375%, 4/15/21 (n)	1,390,000	1,442,125
Lynx II Corp., 6.375%, 4/15/23 (n)	2,030,000	2,161,950
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	860,000	838,500
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	395,000	404,875
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)	2,495,000	2,339,063
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)	2,340,000	2,404,350
Unitymedia Hessen, 5.5%, 1/15/23 (n)	3,980,000	4,129,250
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)	2,660,000	2,799,650
UPCB Finance III Ltd., 6.625%, 7/01/20 (n)	2,398,000	2,499,915
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)	355,000	367,425
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)	330,000	336,600

		$69,057,725
Chemicals - 3.1%
Celanese U.S. Holdings LLC, 5.875%, 6/15/21	$3,149,000	$3,377,303
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	1,985,000	1,980,038
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)	3,210,000	3,426,675
Hexion U.S. Finance Corp., 6.625%, 4/15/20	2,745,000	2,578,584
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18	4,115,000	3,528,613
Huntsman International LLC, 8.625%, 3/15/21	3,325,000	3,574,375
INEOS Finance PLC, 8.375%, 2/15/19 (n)	4,315,000	4,590,081
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)	3,090,000	2,981,850
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)	2,890,000	2,745,500
PSPC Escrow Corp., 6.5%, 2/01/22 (n)	2,385,000	2,432,700
Tronox Finance LLC, 6.375%, 8/15/20	7,160,000	7,088,400
W.R. Grace & Co., 5.125%, 10/01/21 (n)	3,225,000	3,354,000

		$41,658,119
Computer Software - 0.4%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$1,150,000	$1,198,875
VeriSign, Inc., 4.625%, 5/01/23	4,775,000	4,745,156

		$5,944,031
Computer Software - Systems - 0.6%
Audatex North America, Inc., 6%, 6/15/21 (n)	$2,445,000	$2,542,800
CDW LLC/CDW Finance Corp., 8.5%, 4/01/19	1,029,000	1,081,994
CDW LLC/CDW Finance Corp., 6%, 8/15/22	1,710,000	1,795,500
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	2,640,000	2,659,800

		$8,080,094

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 2.0%
Amsted Industries Co., 5%, 3/15/22 (n)	$4,975,000	$4,912,813
BC Mountain LLC, 7%, 2/01/21 (n)	3,540,000	3,079,800
Dynacast International LLC, 9.25%, 7/15/19	1,875,000	2,008,594
EnPro Industries, Inc., 5.875%, 9/15/22 (n)	2,705,000	2,759,100
Entegris, Inc., 6%, 4/01/22 (n)	4,375,000	4,418,750
Renaissance Acquisition, 6.875%, 8/15/21 (n)	5,375,000	5,133,125
Rexel S.A., 6.125%, 12/15/19 (n)	4,080,000	4,263,600

		$26,575,782
Construction - 0.2%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	$1,723,000	$1,208,254
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2/04/21	2,120,000	1,524,280

		$2,732,534
Consumer Products - 0.9%
Elizabeth Arden, Inc., 7.375%, 3/15/21	$1,699,000	$1,529,100
Prestige Brands, Inc., 8.125%, 2/01/20	2,165,000	2,327,375
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	2,585,000	2,526,838
Spectrum Brands, Inc., 6.375%, 11/15/20	3,635,000	3,853,100
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)	1,065,000	1,110,263

		$11,346,676
Consumer Services - 1.7%
ADT Corp., 6.25%, 10/15/21	$5,445,000	$5,770,012
ADT Corp., 4.125%, 6/15/23	1,360,000	1,275,000
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,330,000	2,271,750
Garda World Security Corp., 7.25%, 11/15/21 (n)	1,845,000	1,798,875
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17	1,765,000	1,712,050
Monitronics International, Inc., 9.125%, 4/01/20	4,185,000	3,892,050
Multi-Color Corp., 6.125%, 12/01/22 (n)	1,625,000	1,643,281
Service Corp. International, 7%, 6/15/17	1,610,000	1,746,850
Service Corp. International, 5.375%, 5/15/24	2,235,000	2,324,847

		$22,434,715
Containers - 3.2%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$317,647	$312,485
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	4,880,000	5,172,800
Berry Plastics Group, Inc., 9.75%, 1/15/21	690,000	765,900
Berry Plastics Group, Inc., 5.5%, 5/15/22	5,290,000	5,409,025
Crown American LLC, 4.5%, 1/15/23	6,508,000	6,508,000
Greif, Inc., 6.75%, 2/01/17	1,100,000	1,182,500
Greif, Inc., 7.75%, 8/01/19	980,000	1,115,975
Owens-Brockway Glass Container, Inc., 5%, 1/15/22 (n)	1,125,000	1,168,594
Reynolds Group, 7.125%, 4/15/19	1,975,000	2,045,359

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Containers - continued
Reynolds Group, 9.875%, 8/15/19	$2,005,000	$2,130,313
Reynolds Group, 5.75%, 10/15/20	2,550,000	2,607,375
Reynolds Group, 8.25%, 2/15/21	4,965,000	5,045,681
Sealed Air Corp., 4.875%, 12/01/22 (n)	3,895,000	3,972,900
Sealed Air Corp., 5.125%, 12/01/24 (n)	960,000	985,200
Signode Industrial Group, 6.375%, 5/01/22 (n)	4,680,000	4,446,000

		$42,868,107
Defense Electronics - 0.4%
Ducommun, Inc., 9.75%, 7/15/18	$4,527,000	$4,832,573

Electrical Equipment - 0.1%
Avaya, Inc., 10.5%, 3/01/21 (z)	$805,000	$659,094

Electronics - 1.8%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$4,485,000	$4,260,750
Advanced Micro Devices, Inc., 7.5%, 8/15/22	1,680,000	1,585,500
Advanced Micro Devices, Inc., 7%, 7/01/24	925,000	807,063
Micron Technology, Inc., 5.875%, 2/15/22 (n)	3,055,000	3,207,750
Micron Technology, Inc., 5.5%, 2/01/25 (n)	1,765,000	1,773,825
Nokia Corp., 5.375%, 5/15/19	995,000	1,087,038
Nokia Corp., 6.625%, 5/15/39	1,015,000	1,134,263
NXP B.V., 5.75%, 2/15/21 (n)	1,645,000	1,731,363
NXP B.V., 5.75%, 3/15/23 (n)	3,610,000	3,826,600
Sensata Technologies B.V., 6.5%, 5/15/19 (n)	3,320,000	3,461,100
Sensata Technologies B.V., 5.625%, 11/01/24 (z)	1,720,000	1,818,900

		$24,694,152
Emerging Market Quasi-Sovereign - 0.2%
NOVA Chemicals Corp., 5%, 5/01/25 (n)	$2,740,000	$2,842,750

Energy - Independent - 6.5%
American Energy-Permian Basin LLC, 7.125%, 11/01/20 (n)	$1,525,000	$1,113,250
American Energy-Permian Basin LLC, 7.375%, 11/01/21 (n)	3,525,000	2,608,500
Antero Resources Finance Corp., 6%, 12/01/20	4,040,000	4,019,800
Antero Resources Finance Corp., 5.375%, 11/01/21	2,970,000	2,895,750
Baytex Energy Corp., 5.125%, 6/01/21 (n)	1,340,000	1,162,450
Baytex Energy Corp., 5.625%, 6/01/24 (n)	4,310,000	3,695,825
BreitBurn Energy Partners LP, 8.625%, 10/15/20	1,075,000	760,563
BreitBurn Energy Partners LP, 7.875%, 4/15/22	3,855,000	2,467,200
Chaparral Energy, Inc., 7.625%, 11/15/22	3,845,000	2,230,100
Concho Resources, Inc., 6.5%, 1/15/22	2,940,000	3,057,600
Concho Resources, Inc., 5.5%, 4/01/23	2,815,000	2,815,000

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
EP Energy LLC, 6.875%, 5/01/19	$1,205,000	$1,220,063
EP Energy LLC, 9.375%, 5/01/20	4,275,000	4,307,063
EP Energy LLC, 7.75%, 9/01/22	5,050,000	4,791,188
Halcon Resources Corp., 8.875%, 5/15/21	4,560,000	3,032,400
Harvest Operations Corp., 6.875%, 10/01/17	963,000	866,700
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2/15/20 (n)	1,670,000	1,703,400
Hilcorp Energy I/Hilcorp Finance Co., 5%, 12/01/24 (n)	900,000	810,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	1,240,000	979,600
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	5,369,000	4,053,595
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	1,715,000	1,260,525
MEG Energy Corp., 6.5%, 3/15/21 (n)	3,010,000	2,724,050
MEG Energy Corp., 7%, 3/31/24 (n)	1,520,000	1,375,600
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	3,277,000	2,719,910
Oasis Petroleum, Inc., 6.875%, 3/15/22	6,320,000	5,818,350
QEP Resources, Inc., 5.25%, 5/01/23	935,000	885,913
Range Resources Corp., 5%, 8/15/22	2,995,000	2,965,050
Rosetta Resources, Inc., 5.625%, 5/01/21	3,050,000	2,874,625
RSP Permian, Inc., 6.625%, 10/01/22 (n)	3,890,000	3,865,688
Sanchez Energy Corp., 6.125%, 1/15/23 (n)	6,370,000	5,637,450
SandRidge Energy, Inc., 8.125%, 10/15/22	1,705,000	1,159,400
SM Energy Co., 6.5%, 11/15/21	3,955,000	3,875,900
SM Energy Co., 6.125%, 11/15/22 (n)	2,875,000	2,774,375
Whiting Petroleum Corp., 5.75%, 3/15/21	690,000	656,363

		$87,183,246
Entertainment - 1.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$4,090,000	$4,458,100
Cedar Fair LP, 5.25%, 3/15/21	5,055,000	5,130,825
Cedar Fair LP, 5.375%, 6/01/24 (n)	1,420,000	1,434,200
Cinemark USA, Inc., 5.125%, 12/15/22	2,445,000	2,432,775
Cinemark USA, Inc., 4.875%, 6/01/23	2,060,000	1,975,025
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	3,720,000	3,766,500
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	3,915,000	3,963,938

		$23,161,363
Financial Institutions - 4.8%
AerCap Ireland Capital Ltd., 5%, 10/01/21 (n)	$3,145,000	$3,341,563
Aircastle Ltd., 4.625%, 12/15/18	3,340,000	3,415,150
Aircastle Ltd., 5.125%, 3/15/21	1,415,000	1,432,688
Aircastle Ltd., 5.5%, 2/15/22	695,000	715,989
Aviation Capital Group, 4.625%, 1/31/18 (n)	3,015,000	3,121,689
Aviation Capital Group, 6.75%, 4/06/21 (n)	1,860,000	2,092,500
CIT Group, Inc., 5.25%, 3/15/18	2,875,000	2,982,813
CIT Group, Inc., 6.625%, 4/01/18 (n)	4,776,000	5,146,140

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - continued
CIT Group, Inc., 5.5%, 2/15/19 (n)	$5,207,000	$5,524,106
CIT Group, Inc., 5%, 8/15/22	4,515,000	4,746,394
Icahn Enterprises LP, 6%, 8/01/20	3,910,000	4,090,251
Icahn Enterprises LP, 5.875%, 2/01/22	5,890,000	6,022,525
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	2,220,000	2,059,050
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	5,140,000	4,754,500
SLM Corp., 4.875%, 6/17/19	788,000	793,910
SLM Corp., 8%, 3/25/20	6,800,000	7,548,000
SLM Corp., 7.25%, 1/25/22	3,130,000	3,403,875
SLM Corp., 6.125%, 3/25/24	2,435,000	2,374,125

		$63,565,268
Food & Beverages - 1.4%
B&G Foods, Inc., 4.625%, 6/01/21	$3,715,000	$3,696,425
Constellation Brands, Inc., 3.75%, 5/01/21	430,000	434,300
Constellation Brands, Inc., 4.25%, 5/01/23	3,665,000	3,756,625
Darling Ingredients, Inc., 5.375%, 1/15/22	4,250,000	4,239,375
H.J. Heinz Co., 4.25%, 10/15/20	3,065,000	3,089,903
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	3,910,000	4,017,525

		$19,234,153
Forest & Paper Products - 0.4%
Appvion, Inc., 9%, 6/01/20 (n)	$2,765,000	$1,876,744
Rayonier AM Products, Inc., 5.5%, 6/01/24 (z)	800,000	682,000
Tembec Industries, Inc., 9%, 12/15/19 (n)	3,290,000	3,248,875

		$5,807,619
Gaming & Lodging - 2.8%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$3,558,000	$3,842,640
Chester Downs & Marina LLC, 9.25%, 2/01/20 (n)	1,450,000	1,036,750
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	4,175,000	4,206,313
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	5,615,000	5,923,825
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	1,110,000	1,173,825
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	3,095,000	3,211,063
MGM Resorts International, 6.625%, 12/15/21	4,365,000	4,583,250
MGM Resorts International, 6%, 3/15/23	2,910,000	2,939,100
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	6,080,000	6,095,200
Wynn Las Vegas LLC, 7.75%, 8/15/20	3,735,000	3,968,438

		$36,980,404
Industrial - 1.3%
Anixter, Inc., 5.125%, 10/01/21	$3,600,000	$3,685,500
Dematic S.A., 7.75%, 12/15/20 (n)	4,995,000	5,207,288

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Industrial - continued
Howard Hughes Corp., 6.875%, 10/01/21 (n)	$4,985,000	$5,209,325
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	3,600,000	3,735,000

		$17,837,113
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$4,960,000	$5,146,000
H&E Equipment Services Co., 7%, 9/01/22	4,355,000	4,148,138
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	3,210,000	2,744,550
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	3,720,000	2,557,500
RSC Equipment Rental, Inc., 8.25%, 2/01/21	1,890,000	2,043,563
United Rentals North America, Inc., 7.625%, 4/15/22	4,238,000	4,660,952

		$21,300,703
Major Banks - 1.2%
Bank of America Corp., FRN, 5.2%, 12/31/49	$6,400,000	$6,112,000
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49	5,180,000	5,230,184
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31, FRN to 8/29/49	2,800,000	3,346,000
Royal Bank of Scotland Group PLC, 6.99% to 10/04/17, FRN to 10/29/49 (n)	905,000	1,040,750

		$15,728,934
Medical & Health Technology & Services - 5.7%
CHS/Community Health Systems, Inc., 5.125%, 8/01/21	$1,700,000	$1,765,875
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	6,760,000	7,179,965
Davita, Inc., 6.625%, 11/01/20	4,715,000	4,962,538
Davita, Inc., 5.125%, 7/15/24	2,555,000	2,626,029
Fresenius Medical Care Capital Trust III, 5.625%, 7/31/19 (n)	2,540,000	2,762,758
Fresenius Medical Care Capital Trust III, 5.875%, 1/31/22 (n)	1,375,000	1,534,844
HCA, Inc., 4.25%, 10/15/19	4,995,000	5,138,606
HCA, Inc., 7.5%, 2/15/22	6,080,000	7,125,152
HCA, Inc., 5.875%, 3/15/22	5,575,000	6,216,125
HCA, Inc., 5%, 3/15/24	2,340,000	2,503,800
HCA, Inc., 5.375%, 2/01/25	3,500,000	3,596,250
HealthSouth Corp., 8.125%, 2/15/20	4,780,000	4,983,150
Kindred Escrow Corp. II, 8%, 1/15/20 (z)	2,090,000	2,217,908
LifePoint Hospitals, Inc., 5.5%, 12/01/21	6,165,000	6,480,956
Tenet Healthcare Corp., 8%, 8/01/20	6,440,000	6,794,200
Tenet Healthcare Corp., 4.5%, 4/01/21	4,540,000	4,585,400
Tenet Healthcare Corp., 8.125%, 4/01/22	3,025,000	3,410,688
Universal Health Services, Inc., 7.625%, 8/15/20	2,990,000	2,616,250

		$76,500,494

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 8/01/20	$2,315,000	$2,468,369
Physio-Control International, Inc., 9.875%, 1/15/19 (n)	1,430,000	1,526,525
Teleflex, Inc., 6.875%, 6/01/19	2,550,000	2,652,000
Teleflex, Inc., 5.25%, 6/15/24 (n)	3,140,000	3,171,400

		$9,818,294
Metals & Mining - 4.2%
ArcelorMittal S.A., 6.75%, 2/25/22	$965,000	$1,025,313
ArcelorMittal S.A., 7.5%, 3/01/41	2,135,000	2,191,044
Arch Coal, Inc., 8%, 1/15/19 (n)	1,695,000	711,900
Arch Coal, Inc., 7.25%, 10/01/20	1,195,000	331,613
Century Aluminum Co., 7.5%, 6/01/21 (n)	4,580,000	4,751,750
Commercial Metals Co., 4.875%, 5/15/23	2,918,000	2,757,510
Consol Energy, Inc., 6.375%, 3/01/21	1,660,000	1,601,900
Consol Energy, Inc., 5.875%, 4/15/22	3,090,000	2,680,575
EVRAZ, Inc. N.A. Canada, 7.5%, 11/15/19 (n)	3,800,000	3,258,500
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	6,492,000	5,631,810
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	2,005,000	1,674,175
Fortescue Metals Group Ltd., 8.25%, 11/01/19 (n)	4,595,000	4,078,063
GrafTech International Co., 6.375%, 11/15/20	3,450,000	2,898,000
Hudbay Minerals, Inc., 9.5%, 10/01/20	820,000	797,450
Lundin Mining Corp., 7.5%, 11/01/20 (n)	2,750,000	2,722,500
Lundin Mining Corp., 7.875%, 11/01/22 (n)	1,850,000	1,831,500
Steel Dynamics, Inc., 5.125%, 10/01/21 (n)	1,725,000	1,763,813
Steel Dynamics, Inc., 5.25%, 4/15/23	2,025,000	2,065,500
Steel Dynamics, Inc., 5.5%, 10/01/24 (n)	2,725,000	2,779,500
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,650,000	1,699,500
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	2,965,000	3,053,950
Suncoke Energy, Inc., 7.625%, 8/01/19	1,118,000	1,145,950
TMS International Corp., 7.625%, 10/15/21 (n)	2,830,000	2,815,850
Walter Energy, Inc., 9.5%, 10/15/19 (n)	1,615,000	1,057,825
Walter Energy, Inc., 8.5%, 4/15/21	1,885,000	245,050

		$55,570,541
Midstream - 4.9%
AmeriGas Finance LLC, 6.75%, 5/20/20	$6,385,000	$6,640,400
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	2,065,000	2,044,350
Crestwood Midstream Partners LP, 6%, 12/15/20	2,690,000	2,622,750
Crestwood Midstream Partners LP, 6.125%, 3/01/22	2,930,000	2,849,425
El Paso Corp., 7.75%, 1/15/32	7,530,000	9,414,910

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Midstream - continued
Energy Transfer Equity LP, 7.5%, 10/15/20	$5,795,000	$6,448,097
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	1,085,000	1,063,300
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	6,320,000	6,162,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23	3,370,000	3,466,888
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23	3,544,000	3,508,560
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	3,220,000	3,224,025
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	6,800,000	6,800,000
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,705,000	1,713,525
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	2,135,000	2,247,088
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	2,585,000	2,488,063
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18 (n)	1,680,000	1,713,264
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)	2,105,000	2,052,375
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	1,045,000	1,039,775

		$65,498,795
Network & Telecom - 1.8%
Centurylink, Inc., 6.45%, 6/15/21	$4,395,000	$4,757,588
Centurylink, Inc., 6.75%, 12/01/23	940,000	1,049,275
Centurylink, Inc., 7.65%, 3/15/42	4,435,000	4,479,350
Citizens Communications Co., 9%, 8/15/31	4,300,000	4,644,000
Frontier Communications Corp., 8.125%, 10/01/18	870,000	975,488
Telecom Italia Capital, 6%, 9/30/34	2,180,000	2,239,950
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	3,365,000	3,499,600
Windstream Corp., 7.75%, 10/15/20	2,345,000	2,432,938

		$24,078,189
Oil Services - 0.8%
Bristow Group, Inc., 6.25%, 10/15/22	$4,918,000	$4,684,395
Pacific Drilling S.A., 5.375%, 6/01/20 (n)	5,145,000	3,845,888
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)	2,815,000	2,561,650
Unit Corp., 6.625%, 5/15/21	101,000	94,940

		$11,186,873
Oils - 0.3%
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)	$4,600,000	$4,462,000

18

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Other Banks & Diversified Financials - 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		$3,873,000	$5,221,307

Pharmaceuticals - 1.9%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (n)		$5,220,000	$5,546,250
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)		1,280,000	1,308,000
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)		4,300,000	4,439,750
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)		6,100,000	6,427,875
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		3,500,000	3,736,250
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)		1,360,000	1,394,000
Vantage Point Imaging, 7.5%, 7/15/21 (n)		2,560,000	2,803,200

			$25,655,325
Pollution Control - 0.0%
Abengoa Finance S.A.U., 8.875%, 2/05/18	EUR	435,000	$501,381

Precious Metals & Minerals - 0.7%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$4,205,000	$4,078,850
Eldorado Gold Corp., 6.125%, 12/15/20 (n)		4,795,000	4,729,069

			$8,807,919
Printing & Publishing - 1.0%
American Media, Inc., 13.5%, 6/15/18 (z)		$338,724	$358,624
Gannett Co., Inc., 5.125%, 7/15/20		1,415,000	1,457,450
Gannett Co., Inc., 4.875%, 9/15/21 (n)		980,000	980,000
Gannett Co., Inc., 6.375%, 10/15/23		3,900,000	4,153,500
Lamar Media Corp., 5%, 5/01/23		3,005,000	3,027,538
Nielsen Finance LLC, 5%, 4/15/22 (n)		3,415,000	3,423,538

			$13,400,650
Railroad & Shipping - 0.2%
Watco Cos. LLC, 6.375%, 4/01/23 (n)		$3,275,000	$3,275,000

Real Estate - Healthcare - 0.9%
Aviv Healthcare Properties LP/Aviv Healthcare, REIT, 6%, 10/15/21		$4,505,000	$4,707,725
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21		2,775,000	2,969,250
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22		3,400,000	3,655,000

			$11,331,975
Real Estate - Other - 1.3%
CNL Lifestyle Properties, Inc., REIT, 7.25%, 4/15/19		$3,025,000	$3,085,500
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21		6,230,000	6,463,625
EPR Properties, REIT, 7.75%, 7/15/20		1,805,000	2,205,309
EPR Properties, REIT, 5.75%, 8/15/22		805,000	900,281

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - Other - continued
Felcor Lodging LP, REIT, 5.625%, 3/01/23	$4,715,000	$4,797,513

		$17,452,228
Retailers - 1.7%
Best Buy Co., Inc., 5.5%, 3/15/21	$4,815,000	$4,971,488
Bon Ton Stores, Inc., 8%, 6/15/21	2,880,000	2,347,200
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (z)	645,000	603,075
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (n)(p)	3,195,000	2,635,875
Limited Brands, Inc., 7%, 5/01/20	1,295,000	1,473,063
Limited Brands, Inc., 6.95%, 3/01/33	1,220,000	1,314,550
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	2,880,000	2,980,800
Rite Aid Corp., 9.25%, 3/15/20	2,935,000	3,221,163
Sally Beauty Holdings, Inc., 6.875%, 11/15/19	3,040,000	3,226,200

		$22,773,414
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 7/15/21	$4,505,000	$4,392,375

Specialty Stores - 0.7%
Group 1 Automotive, Inc., 5%, 6/01/22 (n)	$5,510,000	$5,441,125
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	3,275,000	3,315,938

		$8,757,063
Telecommunications - Wireless - 4.6%
Crown Castle International Corp., 4.875%, 4/15/22	$1,155,000	$1,170,015
Crown Castle International Corp., 5.25%, 1/15/23	4,465,000	4,576,625
Digicel Group Ltd., 8.25%, 9/01/17 (n)	2,920,000	2,963,800
Digicel Group Ltd., 8.25%, 9/30/20 (n)	1,190,000	1,157,870
Digicel Group Ltd., 6%, 4/15/21 (n)	1,725,000	1,617,188
Digicel Group Ltd., 7.125%, 4/01/22 (n)	1,731,000	1,568,199
Eileme 2 AB, 11.625%, 1/31/20 (n)	1,220,000	1,380,520
Numericable Group S.A., 6%, 5/15/22 (n)	5,035,000	5,150,302
Sprint Capital Corp., 6.875%, 11/15/28	3,690,000	3,394,800
Sprint Corp., 7.875%, 9/15/23	4,970,000	5,038,338
Sprint Corp., 7.125%, 6/15/24	6,345,000	6,170,513
Sprint Nextel Corp., 9%, 11/15/18 (n)	1,745,000	2,011,113
Sprint Nextel Corp., 6%, 11/15/22	3,210,000	2,993,325
T-Mobile USA, Inc., 6.125%, 1/15/22	475,000	488,656
T-Mobile USA, Inc., 6.5%, 1/15/24	1,440,000	1,494,000
T-Mobile USA, Inc., 6.464%, 4/28/19	1,465,000	1,518,106
T-Mobile USA, Inc., 6.25%, 4/01/21	8,380,000	8,652,350
T-Mobile USA, Inc., 6.633%, 4/28/21	1,890,000	1,962,293
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	3,140,000	3,061,500

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	$5,810,000	$5,635,700

		$62,005,213
Telephone Services - 0.3%
Cogent Communications Group, Inc., 8.375%, 2/15/18 (n)	$965,000	$1,008,425
Frontier Communications Corp., 6.25%, 9/15/21	1,590,000	1,637,700
Level 3 Financing, Inc., 8.625%, 7/15/20	1,710,000	1,864,755

		$4,510,880
Transportation - Services - 1.8%
Aguila American Resources Ltd., 7.875%, 1/31/18 (n)	$4,525,000	$4,457,125
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (n)	4,925,000	5,085,063
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)	1,143,000	1,091,565
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	1,212,000	1,148,370
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	4,405,000	3,920,450
Stena AB, 7%, 2/01/24 (n)	5,625,000	5,259,375
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	2,140,000	1,915,300
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21	786,000	801,720

		$23,678,968
Utilities - Electric Power - 1.7%
AES Corp., 7.375%, 7/01/21	$2,030,000	$2,248,225
Calpine Corp., 5.375%, 1/15/23	2,410,000	2,434,100
Calpine Corp., 5.5%, 2/01/24	795,000	795,994
Covanta Holding Corp., 7.25%, 12/01/20	4,290,000	4,558,125
Covanta Holding Corp., 6.375%, 10/01/22	1,185,000	1,264,988
Covanta Holding Corp., 5.875%, 3/01/24	820,000	843,575
NRG Energy, Inc., 8.25%, 9/01/20	4,525,000	4,796,500
NRG Energy, Inc., 6.25%, 7/15/22	1,440,000	1,479,600
NRG Energy, Inc., 6.625%, 3/15/23	4,315,000	4,476,813

		$22,897,920
Total Bonds (Identified Cost, $1,217,189,443)		$1,203,794,514

Floating Rate Loans (g)(r) - 4.3%
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20 (o)	$4,158,674	$4,093,407

Building - 0.5%
ABC Supply Co., Inc., Term Loan B, 3.5%, 4/16/20	$4,273,985	$4,139,090
HD Supply, Term Loan B, 4%, 6/28/18	2,233,028	2,207,906

		$6,346,996

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Business Services - 0.1%
Fleetcor Technologies, Term Loan B, 3.75%, 11/17/21	$965,261	$965,261

Cable TV - 0.1%
Cequel Communications LLC, Term Loan, 3.5%, 2/14/19	$1,761,437	$1,742,111

Conglomerates - 0.5%
Entegris, Inc., Term Loan, 3.5%, 4/30/21	$3,673,739	$3,591,080
Silver II U.S. Holdings LLC, Term Loan B, 4%, 12/13/19 (o)	3,013,845	2,811,667

		$6,402,747
Consumer Services - 0.2%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$2,161,290	$2,124,007

Containers - 0.1%
Berry Plastics, Term Loan E, 3.75%, 1/06/21	$1,874,742	$1,845,951

Electronics - 0.3%
Avago Technologies Ltd., Term Loan B, 3.75%, 5/06/21	$4,012,579	$4,002,547

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	$1,415,116	$1,329,619

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$1,055,676	$1,053,037

Food & Beverages - 0.0%
H.J. Heinz Co., Term Loan B, 3.5%, 6/05/20	$460,497	$459,418

Gaming & Lodging - 0.2%
Hilton Worldwide, Term Loan B, 3.5%, 10/25/20 (o)	$3,356,973	$3,313,963

Medical & Health Technology & Services - 0.3%
Community Health Systems, Inc., Term Loan, 4.25%, 1/27/21	$546,696	$546,183
Davita Healthcare, Term Loan B, 3.5%, 6/24/21	2,955,352	2,938,728

		$3,484,911
Metals & Mining - 0.2%
Fortescue Metals Group Ltd., Term Loan B, 3.75%, 6/30/19 (o)	$3,194,883	$2,814,918

Printing & Publishing - 0.2%
CBS Outdoor, Term Loan, 3%, 1/31/21	$2,111,557	$2,069,326

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Retailers - 0.3%
Dollar Tree Bridge Loan, 8/08/15 (o)	$2,430,000	$2,430,000
Rite Aid Corp., Term Loan, 4.87%, 6/07/21	937,940	937,158

		$3,367,158
Supermarkets - 0.1%
Albertsons/Safeway, Term Loan B, 4.5%, 8/25/21	$1,967,575	$1,963,203

Telephone Services - 0.2%
Level 3 Financing, Inc., Term Loan B, 4.5%, 1/31/22	$2,907,141	$2,909,562

Transportation - Services - 0.2%
American Commercial Lines, Inc., Term Loan, 7.5%, 9/15/19	$3,072,330	$3,053,128

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 5/03/20 (o)	$3,989,023	$3,856,388
Total Floating Rate Loans (Identified Cost, $58,180,605)		$57,197,658

Common Stocks - 0.8%
Automotive - 0.0%
Accuride Corp. (a)	48,891	$215,120

Special Products & Services - 0.8%
iShares iBoxx $ High Yield Corporate Bond ETF	122,900	$11,089,267
Total Common Stocks (Identified Cost, $11,714,756)		$11,304,387

Money Market Funds - 3.2%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	42,212,532	$42,212,532
Total Investments (Identified Cost, $1,329,297,336)		$1,314,509,091

Other Assets, Less Liabilities - 1.7%		23,022,539
Net Assets - 100.0%		$1,337,531,630

(a)	Non-income producing security.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $447,573,031, representing 33.5% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

23

Portfolio of Investments – continued

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19	$238,335	$—
Schaeffler Finance B.V., 6.875%, 8/15/18	64,300	—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	—	—
Total	$302,635	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Altice Financing S.A., 6.625%, 2/15/23	1/30/15	$1,945,000	$1,945,000
American Media, Inc., 13.5%, 6/15/18	12/22/10-12/28/10	341,806	358,624
Avaya, Inc., 10.5%, 3/01/21	12/11/14-12/15/14	660,917	659,094
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21	12/08/14	610,107	603,075
Kindred Escrow Corp. II, 8%, 1/15/20	12/11/14-12/12/14	2,090,000	2,217,908
LGE Holdco VI B.V., 7.125%, 5/15/24	1/30/15	2,699,453	2,422,402
Rayonier AM Products, Inc., 5.5%, 6/01/24	12/22/14	660,019	682,000
Sensata Technologies B.V., 5.625%, 11/01/24	10/07/14-10/16/14	1,727,372	1,818,900
Total Restricted Securities			$10,707,003
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

24

Portfolio of Investments – continued

Derivative Contracts at 1/31/15

Forward Foreign Currency Exchange Contracts at 1/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	2,478,965	4/10/15	$2,956,216	$2,802,932	$153,284

Futures Contracts at 1/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	91	$11,909,625	March - 2015	$(432,569)

At January 31, 2015, the fund had cash collateral of $122,850 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,287,084,804)	$1,272,296,559
Underlying affiliated funds, at cost and value	42,212,532
Total investments, at value (identified cost, $1,329,297,336)	$1,314,509,091
Cash	6,206,189
Restricted cash	122,850
Receivables for
Forward foreign currency exchange contracts	153,284
Investments sold	10,455,783
Fund shares sold	4,149,284
Interest and dividends	23,978,075
Other assets	6,466
Total assets	$1,359,581,022
Liabilities
Payables for
Daily variation margin on open futures contracts	$62,563
Investments purchased	21,238,523
Fund shares reacquired	622,244
Payable to affiliates
Administrator	144
Shareholder servicing costs	11
Accrued expenses and other liabilities	125,907
Total liabilities	$22,049,392
Net assets	$1,337,531,630
Net assets consist of
Paid-in capital	$1,357,661,176
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(15,071,885)
Accumulated net realized gain (loss) on investments and foreign currency	(4,485,607)
Accumulated distributions in excess of net investment income	(572,054)
Net assets	$1,337,531,630
Shares of beneficial interest outstanding	141,196,913
Net asset value per share (net assets of $1,337,531,630 / 141,196,913 shares of beneficial interest outstanding)	$9.47

See notes to financial statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$70,408,784
Dividends	234,645
Dividends from underlying affiliated funds	29,778
Total investment income	$70,673,207
Expenses
Shareholder servicing costs	44
Administrative services fee	17,500
Custodian fee	131,958
Shareholder communications	8,238
Audit and tax fees	41,655
Legal fees	10,873
Registration fees	98,288
Miscellaneous	45,114
Total expenses	$353,670
Fees paid indirectly	(771)
Reduction of expenses by investment adviser	(1,719)
Net expenses	$351,180
Net investment income	$70,322,027
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$10,980,660
Futures contracts	(341,035)
Swap agreements	689,119
Foreign currency	599,563
Net realized gain (loss) on investments and foreign currency	$11,928,307
Change in unrealized appreciation (depreciation)
Investments	$(44,640,730)
Futures contracts	(432,569)
Swap agreements	(413,504)
Translation of assets and liabilities in foreign currencies	36,917
Net unrealized gain (loss) on investments and foreign currency translation	$(45,449,886)
Net realized and unrealized gain (loss) on investments and foreign currency	$(33,521,579)
Change in net assets from operations	$36,800,448

See notes to financial statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 1/31/15	Period ended 1/31/14 (c)
Change in net assets
From operations
Net investment income	$70,322,027	$59,893,365
Net realized gain (loss) on investments and foreign currency	11,928,307	7,836,022
Net unrealized gain (loss) on investments and foreign currency translation	(45,449,886)	(12,177,417)
Change in net assets from operations	$36,800,448	$55,551,970
Distributions declared to shareholders
From net investment income	$(72,674,007)	$(63,296,637)
From net realized gain on investments	(9,130,455)	(7,958,402)
Total distributions declared to shareholders	$(81,804,462)	$(71,255,039)
Change in net assets from fund share transactions	$268,826,805	$1,129,411,908
Total change in net assets	$223,822,791	$1,113,708,839
Net assets
At beginning of period	1,113,708,839	—
At end of period (including accumulated distributions in excess of net investment income of $572,054 and $961,067, respectively)	$1,337,531,630	$1,113,708,839

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

See notes to financial statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended 1/31/15	Period ended 1/31/14 (c)
Net asset value, beginning of period	$9.85	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	(0.04)
Total from investment operations	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.59)
From net realized gain on investments	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.70)	$(0.66)
Net asset value, end of period (x)	$9.47	$9.85
Total return (%) (r)(s)(x)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.03	0.02	(a)
Expenses after expense reductions (f)	0.03	0.02	(a)
Net investment income	6.18	6.54	(a)
Portfolio turnover	43	42	(n)
Net assets at end of period (000 omitted)	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to

30

Notes to Financial Statements – continued

which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

31

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

32

Notes to Financial Statements – continued

The following is a summary of the levels used as of January 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$11,304,387	$—	$—	$11,304,387
Non-U.S. Sovereign Debt	—	2,842,750	—	2,842,750
U.S. Corporate Bonds	—	982,633,630	—	982,633,630
Foreign Bonds	—	218,318,134	—	218,318,134
Floating Rate Loans	—	57,197,658	—	57,197,658
Mutual Funds	42,212,532	—	—	42,212,532
Total Investments	$53,516,919	$1,260,992,172	$—	$1,314,509,091

Other Financial Instruments
Futures Contracts	$(432,569)	$—	$—	$(432,569)
Forward Foreign Currency Exchange Contracts	—	153,284	—	153,284

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

33

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(432,569)
Foreign Exchange	Forward Foreign Currency Exchange	153,284	—
Total		$153,284	$(432,569)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(341,035)	$—	$—	$—
Foreign Exchange	—	—	618,597	—
Equity	—	—	—	(155,258)
Credit	—	689,119	—	—
Total	$(341,035)	$689,119	$618,597	$(155,258)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(432,569)	$—	$—
Foreign Exchange	—	—	38,743
Credit	—	(413,504)	—
Total	$(432,569)	$(413,504)	$38,743

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments

34

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the

35

Notes to Financial Statements – continued

value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

36

Notes to Financial Statements – continued

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to

37

Notes to Financial Statements – continued

pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

38

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/15	1/31/14
Ordinary income (including any short-term capital gains)	$74,460,101	$63,296,637
Long-term capital gains	7,344,361	7,958,402
Total distributions	$81,804,462	$71,255,039

39

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/15
Cost of investments	$1,333,721,835
Gross appreciation	20,548,166
Gross depreciation	(39,760,910)
Net unrealized appreciation (depreciation)	$(19,212,744)
Undistributed ordinary income	7,111,956
Post-October capital loss deferral	(1,489,099)
Other temporary differences	(6,539,659)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2015, out-of-pocket expenses amounted to $44. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.0015% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at

40

Notes to Financial Statements – continued

any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended January 31, 2015, the aggregate fees paid by the fund under these agreements were $4,200 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,719, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 22, 2013, MFS purchased 3 shares of the fund for an aggregate amount of $30. On March 25, 2013, the fund recorded a tax-free exchange of shares of the fund for high income debt instruments, accrued interest, and cash from certain other MFS funds. The transfer was accomplished by a tax-free exchange by the fund of 101,722,062 shares valued at $1,017,220,613 for investments from certain other MFS funds valued at approximately $979,990,962, with a cost basis of approximately $937,435,544, accrued interest of approximately $18,451,190, and cash of approximately $18,778,461. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from the other MFS funds were carried forward.

(4) Portfolio Securities

For the year ended January 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $707,637,014 and $477,891,726, respectively.

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/15		Period ended 1/31/14 (c)
	Shares	Amount	Shares	Amount
Shares sold	35,605,372	$343,405,971	20,852,835	$206,073,744
Shares issued in connection with in-kind transfer	—	—	101,722,062	1,017,220,613
Shares issued to shareholders in reinvestment of distributions	8,373,274	81,804,462	7,226,002	71,253,854
Shares reacquired	(15,868,117)	(156,383,628)	(16,714,515)	(165,136,303)
Net change	28,110,529	$268,826,805	113,086,384	$1,129,411,908

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 61%, 29%, 8%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2015, the fund’s commitment fee and interest expense were $4,053 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

42

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,978,615	409,460,472	(377,226,555)	42,212,532

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,778	$42,212,532

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 25, 2013 (the commencement of the Fund’s investment operations) through January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 25, 2013 (the commencement of the Fund’s investment operations) through January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

48

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,087,000 as capital gain dividends paid during the fiscal year.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

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52

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ANNUAL REPORT

January 31, 2015

MFS® MUNICIPAL HIGH

INCOME FUND

MMH-ANN

MFS® MUNICIPAL HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Sharply lower oil prices continue to affect the global economy, adding to widespread deflationary pressures around the globe.

The United States — with a relatively strong labor market and solid growth prospects — continues to diverge from much of the rest of the developed world.

As the year began, a number of central banks introduced stimulus programs and accommodative monetary policies, led by the European Central Bank (ECB), which announced a large quantitative easing program in January.

In Asia, the Chinese economy remains a source of concern as key economic growth indicators continue to fall.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	14.7%
Healthcare Revenue – Long Term Care	12.7%
Tobacco	7.9%
Universities – Colleges	7.3%
Universities – Secondary Schools	7.2%
Miscellaneous Revenue – Other	4.7%
Industrial Revenue – Airlines	4.7%
General Obligations – General Purpose	3.9%
Tax Assessment	3.8%
Water & Sewer Utility Revenue	2.9%

Composition including fixed income credit quality (a)(i)
AAA	2.5%
AA	10.0%
A	20.9%
BBB	25.9%
BB	9.9%
B	11.4%
CC	0.2%
C	0.1%
Not Rated	19.9%
Cash & Other	(0.8)%

Portfolio facts (i)
Average Duration (d)	8.0
Average Effective Maturity (m)	20.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2015, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of 14.01%, at net asset value. This compares with a return of 8.86% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. As the period drew to a close, events in Europe augmented potential uncertainty. While equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), the election of an anti-austerity government in Greece dampened the post-ECB QE euphoria.

The twelve month period ended January 31, 2015 was marked by unexpectedly strong performance for municipal bonds. Most forecasters had anticipated a year of rising rates as the Fed unwound its QE asset purchase program in preparation for eventual rate hikes. Instead, longer Treasury yields fell sharply, while shorter maturities rose only slightly. Many factors contributed. While the US labor market made solid progress throughout the period, adding an average of 260,000 new jobs per month, there was little evidence of wage-induced inflationary pressure that could push the Fed to act aggressively. Slowing global growth and broadly disinflationary developments – including a precipitous drop in oil prices – also caused the market to push out its timetable for the first Fed Funds rate hike. The surprising direction of US Treasury yields appeared to have not only allayed investors’ fears of higher interest rates, but also helped drive municipal bond returns.

Continued optimism about the health of the US economy, combined with a comparative dearth of new high-profile, headline-grabbing stories about troubled issuers appeared to have kept investors relatively constructive on asset class fundamentals. Puerto Rico remained a source of worry, but the Commonwealth was

Management Review – continued

able to successfully “buy time” by coming to market and its bonds posted positive results for the period. Detroit’s bankruptcy proceedings came to a close with both pensioners and bondholders impaired, reinforcing concerns about the priority assigned to general obligation debt. A court ruling overturned legislation aimed at reforming Illinois’ underfunded public employee pension system, highlighting the challenges ahead as municipalities continue to grapple with the issue of unfunded pension liabilities. These issues notwithstanding, municipal credit fundamentals generally improved over the period as state and local tax receipts benefited from a fifth year of economic expansion.

The period was marked by steady and moderate inflows to municipal bond funds as the good relative performance of the sector seemed to have attracted investors. On the supply side, new bond issuance proved manageable, creating a supply/demand dynamic supportive of municipal bond prices. Municipal credit spreads tightened significantly, enabling higher-yielding bonds to outperform higher-quality debt. The Treasury rally enabled longer-maturity bonds to solidly outperform shorter maturities. At the end of the period, municipal bonds appeared fairly valued to relatively inexpensive versus Treasuries, but yields remained quite low versus historical levels.

Contributors to Performance

Relative to the Barclays Municipal Bond Index, strong security selection in the health care and education sectors benefited relative returns.

The fund’s greater exposure to “BBB” (r) rated securities also contributed to relative performance as bonds within this credit quality segment outperformed the benchmark.

Detractors from Performance

During the reporting period, the fund’s shorter relative duration (d) stance, especially within “AAA” rated securities, detracted from relative performance.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any

Management Review – continued

time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	14.01%	7.62%	5.34%	N/A
B	9/07/93	13.27%	6.77%	4.52%	N/A
C	9/25/98	13.01%	6.55%	4.29%	N/A
I	6/01/11	14.14%	N/A	N/A	8.71%
Comparative benchmark
Barclays Municipal Bond Index (f)		8.86%	5.42%	4.82%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		9.17%	6.69%	4.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		9.27%	6.47%	4.52%	N/A
C With CDSC (1% for 12 months) (v)		12.01%	6.55%	4.29%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2014 through January 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and

(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2014 through January 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/14	Ending Account Value 1/31/15	Expenses Paid During Period (p) 8/01/14-1/31/15
A	Actual	0.68%	$1,000.00	$1,067.11	$3.54
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
B	Actual	1.45%	$1,000.00	$1,062.91	$7.54
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
C	Actual	1.68%	$1,000.00	$1,061.69	$8.73
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
I	Actual	0.68%	$1,000.00	$1,067.05	$3.54
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 99.6%
Issuer	Shares/Par	Value ($)

Alabama - 1.2%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 12/01/36	$1,900,000	$1,936,812
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2/01/23	1,400,000	1,541,260
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/29	4,790,000	5,285,909
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/36	1,000,000	1,103,730
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/28	1,795,000	1,821,979
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/43	1,560,000	1,570,920
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/25	65,000	41,500
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/26	805,000	489,987
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/29	1,130,000	557,632
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/34	1,620,000	541,242
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/35	3,080,000	960,036
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/15	390,000	400,936
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/16	860,000	916,210
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/17	1,165,000	1,273,531
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/18	1,210,000	1,350,058
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/21	1,360,000	1,546,143
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/23	1,995,000	2,277,233
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/39	1,670,000	1,827,431
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/33	6,750,000	7,936,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Alabama - continued
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/35	$1,635,000	$1,847,436

		$35,226,973
Alaska - 0.1%
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 10/01/41	$3,315,000	$3,710,612

Arizona - 1.9%
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/43	$3,150,000	$3,447,927
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/40	1,790,000	2,130,494
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.),“A”, 5%, 6/01/35	4,700,000	5,381,312
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “A”, FRN, 0.45%, 6/01/34 (Put Date 11/17/15)	1,245,000	1,244,863
Phoenix, AZ, Industrial Development Authority Education Rev. (Choice Academies, Inc. Project), 5.625%, 9/01/42	2,205,000	2,351,169
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 7/01/33	855,000	862,344
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 7/01/43	1,715,000	1,699,514
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/34	6,355,000	6,808,239
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/44	3,970,000	4,164,411
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/34	1,970,000	2,258,290
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/44	3,155,000	3,656,866
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/34	4,545,000	4,557,999
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/41	4,785,000	4,832,611
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 10/01/40	4,755,000	5,279,714
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/32	2,670,000	3,193,961
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/42	1,675,000	1,842,634
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/46	1,275,000	1,400,065

		$55,112,413

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Arkansas - 0.5%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/35	$365,000	$416,162
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/33	540,000	620,649
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/35	440,000	501,675
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), AMBAC, 0%, 7/01/46	6,455,000	1,627,306
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/39	9,510,000	11,066,502
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/42	1,360,000	1,573,833

		$15,806,127
California - 10.7%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/41	$4,000,000	$4,699,320
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/39	7,550,000	2,608,752
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 7/01/18 (n)	1,455,000	1,451,363
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/31	2,060,000	1,260,246
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/32	2,095,000	1,227,000
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/33	4,185,000	2,360,047
California Educational Facilities Authority Rev., 5%, 2/01/26 (Prerefunded 2/01/17)	900,000	981,540
California Educational Facilities Authority Rev., 5%, 2/01/26	2,690,000	2,809,840
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 10/01/38	2,320,000	2,640,160
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/39	2,765,000	3,248,875
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/30	2,560,000	2,610,944
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	8,080,000	8,347,044
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/33	12,730,000	13,442,880
California Housing Finance Agency Rev., “A”, 4.75%, 8/01/21	1,375,000	1,392,449
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/34	1,135,000	1,664,705
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	5,110,000	7,268,668
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/28	1,915,000	2,134,402

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/32	$1,585,000	$1,681,590
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/40	900,000	1,065,114
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/40	3,500,000	3,840,865
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/45	7,865,000	8,629,793
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/45	2,975,000	3,085,283
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/30	3,380,000	4,045,218
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/33	10,830,000	12,901,021
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/24	425,000	437,601
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/34	575,000	592,463
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/44	545,000	562,391
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/49	620,000	639,288
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 4.125%, 7/01/24	450,000	478,337
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/44	430,000	459,631
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/44	760,000	784,236
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/49	945,000	972,225
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/39	2,985,000	3,445,406
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/33	1,035,000	1,189,401
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/23	540,000	595,993
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/27	1,385,000	1,455,580
California Statewide Communities Development Authority Rev. (Cottage Health Obligated Group), 5%, 11/01/43	500,000	586,765
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/33	2,345,000	2,434,626

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/42	$1,575,000	$1,769,670
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/33	780,000	846,370
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/23	685,000	748,006
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/43	375,000	406,710
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/44	1,120,000	1,252,182
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/54	2,995,000	3,391,059
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/34	1,000,000	1,172,370
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/44	2,400,000	2,767,512
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/21	1,540,000	1,592,114
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/20	1,040,000	1,070,493
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/20	2,650,000	2,671,995
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 11/15/29	1,400,000	1,702,540
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 11/15/41	560,000	679,952
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/40	2,125,000	2,372,053
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/32	1,000,000	1,082,830
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/42	1,000,000	1,091,570
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/38	3,000,000	3,434,280
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6%, 7/01/30	1,990,000	2,110,017
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.375%, 7/01/45	5,965,000	6,369,129

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/46	$7,630,000	$8,079,102
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings Project), 9%, 12/01/38 (a)(d)	100,980	1
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/29	2,730,000	2,730,491
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/34	1,940,000	2,328,912
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	4,785,000	2,773,099
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/31	4,280,000	2,373,774
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/32	3,010,000	1,579,046
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	13,270,000	11,720,993
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 6/01/35	2,030,000	2,062,724
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 6/01/45	6,065,000	6,158,583
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/23	1,185,000	1,300,549
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 8/01/39	10,355,000	2,198,574
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/29	1,480,000	1,772,108
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/31	1,675,000	1,996,165
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, 5%, 9/01/44	1,745,000	2,001,288
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/39	1,000,000	1,140,760
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/44	1,500,000	1,705,410
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/42	1,535,000	1,745,203
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/36	455,000	499,326
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/45	4,240,000	2,400,985
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/44	555,000	626,651
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/34	330,000	378,751

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-2”, CALHF, 3%, 11/15/20	$290,000	$295,899
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-3”, CALHF, 2.5%, 11/15/20	730,000	741,505
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/29	1,000,000	1,175,540
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/30	1,000,000	1,168,240
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/31	1,660,000	1,933,269
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/34	525,000	602,327
Madera, CA, Financing Authority, Irrigation Rev., 6.5%, 1/01/40	5,970,000	7,071,823
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	645,000	362,039
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/41	12,965,000	2,734,319
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/24	3,110,000	2,381,327
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/27	2,070,000	1,399,858
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/29	4,025,000	2,496,748
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/30	4,455,000	2,649,611
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/30	1,360,000	1,593,294
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/39	4,080,000	4,555,320
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/25	865,000	1,049,626
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/26	905,000	1,086,914
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/27	1,225,000	1,455,153
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/28	635,000	748,341
Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation, AGM, 5%, 9/01/30	505,000	602,041
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/41	6,000,000	7,522,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “B”, FRN, 1.5%, 4/01/47 (Put Date 4/02/18)	$3,095,000	$3,146,717
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, FRN, 1.875%, 4/01/47 (Put Date 4/01/19)	2,505,000	2,565,972
San Francisco, CA, City & County Redevelopment Successor Agency Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/43	225,000	256,772
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/43	8,725,000	1,794,209
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/34	6,545,000	7,459,991
San Jose, CA, Airport Rev., “C”, 5%, 3/01/30	885,000	1,051,159
San Jose, CA, Airport Rev., “C”, 5%, 3/01/31	440,000	521,048
State of California, 5%, 5/01/44	19,790,000	23,369,615
State of California (Veterans), 5.05%, 12/01/36	600,000	606,444
State of California, General Obligation, “A”, FRN, 0.7%, 5/01/33 (Put Date 5/01/15)	10,330,000	10,339,814
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/32	600,000	717,690
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/29	700,000	705,313
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/29	3,665,000	2,222,126
Whittier, CA, Health Facility Rev. (PIH Health), 5%, 6/01/44	6,035,000	6,979,296
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/34	2,270,000	803,217

		$310,299,186
Colorado - 3.6%
Arvada, CO, Cimarron Metropolitan District, Rev., 6%, 12/01/22	$2,000,000	$2,017,900
Central Platte Valley, CO, General Obligation, 5%, 12/01/43	1,250,000	1,316,513
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/29	305,000	348,228
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/39	560,000	625,934
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/44	395,000	440,544
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/33	450,000	464,391
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/42	540,000	548,710
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/37	490,000	539,225
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/30	350,000	400,516

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/34	$350,000	$399,592
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math Stem School Project), 5%, 11/01/44	885,000	911,807
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math Stem School Project), 5.125%, 11/01/49	765,000	784,500
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/31	1,715,000	1,995,694
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 4%, 12/01/39	2,160,000	2,218,320
Colorado Health Care Facilities Rev. (American Baptist Homes), 8%, 8/01/43	2,975,000	3,608,437
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 8/01/37	1,355,000	1,372,561
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/41	1,620,000	1,780,137
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 1/01/37	2,650,000	2,715,800
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/33	4,295,000	4,686,876
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/43	825,000	963,097
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6%, 11/15/30	700,000	788,249
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6.25%, 11/15/40	1,150,000	1,291,427
Colorado Health Facilities Hospital Authority Rev. (Adventist Health System/Sunbelt Obligated Group), “2014-E”, 5%, 11/15/34	6,530,000	7,727,210
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/18	540,000	618,759
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/34	8,490,000	9,818,940
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/32	13,545,000	14,048,874
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/32	4,705,000	4,939,215
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/39	560,000	622,894
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/45	795,000	903,152
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 9/01/27	12,305,000	6,876,403

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Colorado - continued
Fruita, CO, Rev. (Family Health West Project), 7%, 1/01/18	$550,000	$607,145
Fruita, CO, Rev. (Family Health West Project), 8%, 1/01/43	4,440,000	5,003,658
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/28	5,275,000	7,008,523
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	7,145,000	10,063,375
Salida, CO, Hospital District Rev., 5.25%, 10/01/36	5,651,000	5,713,557
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 12/01/31 (d)(q)	2,396,000	527,264
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5%, 12/01/33	404,000	420,362
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5.125%, 11/01/38	824,000	858,105

		$105,975,894
Connecticut - 0.1%
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/44	$2,925,000	$3,203,431

Delaware - 0.2%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/34	$915,000	$946,128
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/44	1,030,000	1,086,114
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/49	1,210,000	1,266,241
Delaware Economic Development Authority Rev. (Newark Charter School, Inc. Project), 5%, 9/01/42	1,170,000	1,264,770

		$4,563,253
District of Columbia - 0.7%
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/43	$1,095,000	$1,296,611
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/33	420,000	501,732
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/30	1,475,000	1,580,566
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/35	5,000,000	5,296,650
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/45	8,820,000	9,260,383
District of Columbia, Tobacco Settlement, 6.25%, 5/15/24	1,100,000	1,100,231
District of Columbia, Tobacco Settlement, 6.75%, 5/15/40	885,000	885,177

		$19,921,350

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - 7.6%
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6%, 11/15/34	$1,180,000	$1,318,839
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.25%, 11/15/44	2,955,000	3,310,900
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.375%, 11/15/49	1,970,000	2,222,337
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/32	1,250,000	1,597,700
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/42	2,000,000	2,536,460
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/46	1,000,000	1,265,810
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 5/01/36	295,000	295,304
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A-2”, 5.35%, 5/01/36	1,295,000	1,295,440
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 0%, 5/01/36	300,000	316,500
Arborwood Community Development District, FL, Capital Improvement Rev., “A-2”, 0%, 5/01/36	35,000	36,925
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 0%, 5/01/25	325,000	326,219
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2/01/30	1,560,000	982,426
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 10/01/35	625,000	626,344
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/30	690,000	732,014
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/33	320,000	339,373
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/34	490,000	523,472
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 11/01/39	4,720,000	5,248,310
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/39	2,520,000	2,577,128
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 5/01/37	915,000	919,236
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/43	3,200,000	3,607,680

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/44	$4,970,000	$5,802,077
Concord Station Community Development District, FL, Special Assessment, 5%, 5/01/15	120,000	120,176
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/38 (a)(d)	1,400,000	631,624
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 5.75%, 8/15/29	1,000,000	1,171,720
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	3,050,000	3,578,504
Florida Board of Education, Lottery Rev., “A”, 5%, 7/01/20	8,410,000	10,074,760
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/19	660,000	764,234
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 6/15/42	3,480,000	3,766,230
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/32	1,950,000	2,013,083
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/43	4,070,000	4,187,460
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/44	5,000,000	5,065,350
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/30	2,575,000	2,732,101
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/40	5,490,000	5,769,661
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/41	10,125,000	11,318,333
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/46	1,605,000	1,747,187
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/38	1,780,000	1,901,912
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/29 (Prerefunded 8/15/18)	4,700,000	5,471,552
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/33	1,905,000	2,206,828
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/34	1,655,000	1,914,190
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/35	2,340,000	2,700,079
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/40	9,530,000	10,944,538
Lakewood Ranch Stewardship District, FL, Special Assesment Rev. (Lakewood Centre North Project), 4.25%, 5/01/25	800,000	797,984

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Lakewood Ranch Stewardship District, FL, Special Assesment Rev. (Lakewood Centre North Project), 4.875%, 5/01/35	$1,400,000	$1,396,500
Lakewood Ranch Stewardship District, FL, Special Assesment Rev. (Lakewood Centre North Project), 4.875%, 5/01/45	2,520,000	2,486,434
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/31	1,600,000	1,863,632
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/38	1,330,000	1,071,302
Main Street Community Development District, FL, “A”, 6.8%, 5/01/38	1,675,000	1,705,066
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Childrens Hospital), 6%, 8/01/46	7,250,000	8,424,065
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/44	2,895,000	3,081,554
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/24	345,000	392,710
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/43	2,000,000	2,268,800
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 10/01/34	300,000	375,093
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 10/01/40	8,365,000	10,401,710
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/22	500,000	438,795
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/29	1,220,000	1,332,752
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/37	750,000	810,990
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/37	1,065,000	1,151,606
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/22	830,000	900,284
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/32	990,000	1,076,853
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/16 (d)(q)	1,575,000	783,011
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/38	4,500,000	4,545,225
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/31	1,000,000	1,165,520
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/49	2,030,000	2,344,812
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/36	910,000	921,020

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/36 (a)(d)	$895,000	$353,239
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/13 (a)(d)	1,000,000	394,070
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/23	1,585,000	1,617,366
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 11/01/45	1,995,000	2,305,981
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 5/01/10 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 5/01/36	2,525,000	1,162,308
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 5/01/36	245,000	249,515
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	5,330,000	6,202,255
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 7/01/37	3,240,000	3,276,871
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 7/01/45	395,000	398,342
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.), “A”, 7.375%, 11/15/41	2,500,000	2,906,200
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/22 (n)	4,150,000	4,513,997
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/24 (n)	2,505,000	2,729,673
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 10/01/27 (n)	1,840,000	1,965,378
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/29	1,155,000	1,313,096
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 4/01/39	1,715,000	1,952,030
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/27	1,590,000	1,501,962
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/41	2,800,000	2,515,604
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/45	7,715,000	8,897,941
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/10 (d)	545,000	327,000
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 5/01/37	1,640,000	1,646,872
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/26	155,000	179,168

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/29	$145,000	$165,593
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/34	315,000	358,316
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/44	935,000	1,055,587
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/16	1,720,000	1,754,572
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 5/01/37	1,905,000	1,915,916
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 5/01/37	1,810,000	1,857,603
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 5/01/39 (a)(d)	790,000	434,603
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/17	245,000	234,188
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/45	1,000,000	1,023,140
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/35	500,000	511,430

		$219,415,564
Georgia - 1.9%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/33	$1,060,000	$1,185,557
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/43	1,060,000	1,176,441
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 1/01/30	2,450,000	2,495,938
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 1/01/31	1,515,000	1,532,801
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/22	2,895,000	3,554,452
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 8/01/34	1,375,000	1,542,310
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/29	4,070,000	5,117,333
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 6/01/35	1,290,000	1,318,096
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	7,170,000	8,014,411
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/31	175,000	207,907
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/44	1,615,000	1,773,771
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/28	2,245,000	2,791,792

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Georgia - continued
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/37	$4,610,000	$4,687,725
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/54	3,465,000	4,144,764
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/30	2,330,000	2,505,822
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/39	4,360,000	4,660,317
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Scherer Project), FRN, 2%, 7/01/25 (Put Date 6/13/19)	1,230,000	1,273,308
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/27	920,000	1,061,524
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/34	4,835,000	4,981,742

		$54,026,011
Guam - 0.2%
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/40	$3,055,000	$3,467,120
Guam Government, “A”, 7%, 11/15/39	1,115,000	1,316,815
Guam International Airport Authority Rev., “C”, 5%, 10/01/16	255,000	271,358

		$5,055,293
Hawaii - 0.5%
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/29	$1,005,000	$1,281,697
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/44	1,190,000	1,506,373
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/39	10,580,000	12,381,139

		$15,169,209
Idaho - 0.1%
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B2”, 6%, 10/01/21	$2,120,000	$2,143,659
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B3”, 5.25%, 10/01/20	2,060,000	2,081,074

		$4,224,733
Illinois - 4.8%
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/32	$675,000	$794,867

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/33	$335,000	$393,967
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/43	1,350,000	1,586,304
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	5,645,000	6,623,504
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/31	540,000	631,654
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/36	945,000	954,620
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/41	2,000,000	2,324,440
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/34	700,000	738,311
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/45	1,800,000	1,876,446
Illinois Finance Authority Rev. (Christian Homes), 6.125%, 5/15/27 (Prerefunded 5/15/20)	1,470,000	1,841,102
Illinois Finance Authority Rev. (Christian Homes), 6.125%, 5/15/27	2,680,000	2,955,718
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2/15/45	3,600,000	3,911,904
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/27	1,600,000	1,690,064
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/33	2,685,000	2,772,155
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/37	8,015,000	8,369,984
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/43	3,410,000	3,539,171
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2/15/25	4,630,000	4,632,547
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/28	3,770,000	4,246,302
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 5/15/42	3,110,000	3,316,753
Illinois Finance Authority Rev. (Lutheran Home and Services Obligated Group), 5.5%, 5/15/27	380,000	414,964
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 5/15/38	1,730,000	1,757,801
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 11/15/29	3,025,000	3,657,739
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 11/15/37	2,555,000	3,102,588

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	$4,000,000	$4,752,160
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 8/15/34	3,865,000	4,886,713
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/43	1,305,000	1,567,449
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 5/15/25	2,620,000	3,021,908
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	6,045,000	6,779,951
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/38	1,500,000	1,776,885
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	2,545,000	3,020,533
Illinois Finance Authority Rev. (Smith Village), “A”, 6.125%, 11/15/25	1,185,000	1,205,489
Illinois Finance Authority Rev. (Smith Village), “A”, 6.25%, 11/15/35	2,195,000	2,218,772
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 5/15/28 (a)(d)	1,057,000	11
Illinois Finance Authority Rev. (The Clare at Water Tower), Capital Appreciation, “B”, 0%, 5/15/50 (a)(d)	453,000	5
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/31	1,875,000	2,197,894
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/31	5,785,000	6,810,276
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/23	560,000	669,978
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/24	3,110,000	3,353,295
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	14,375,000	17,215,644
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/33	4,355,000	4,844,110
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/37	7,500,000	8,778,525
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/34	2,963,000	3,025,845
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 11/15/40	1,080,000	1,171,422
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 11/15/45	1,250,000	1,354,138

		$140,783,908
Indiana - 2.4%
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 11/15/42	$3,000,000	$3,376,020
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/34	1,960,000	2,206,607

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/40	$3,005,000	$3,357,366
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/32	4,790,000	5,051,965
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/39	1,215,000	1,302,456
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/35	2,095,000	2,309,549
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	5,350,000	5,877,457
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	3,260,000	3,569,048
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/48	4,020,000	4,394,986
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/19	1,640,000	1,765,706
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2/15/39	2,000,000	2,059,220
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “B”, 5%, 2/15/33	2,510,000	2,590,395
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 1/01/39 (Put Date 1/01/27)	1,345,000	1,365,336
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/42	1,430,000	1,544,186
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/39	4,760,000	5,535,023
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/39	3,600,000	3,676,176
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/28	1,445,000	1,720,735
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/34	4,370,000	5,412,813
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	10,875,000	13,551,773

		$70,666,817
Iowa - 1.0%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 6/01/43	$3,000,000	$3,270,600
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/30	800,000	948,848
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/31	1,480,000	1,747,554
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/32	715,000	840,497
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5%, 12/01/19	1,455,000	1,558,611

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Iowa - continued
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5.5%, 12/01/22	$2,910,000	$3,095,571
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/21	1,530,000	1,589,333
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/25	2,495,000	2,583,098
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 12/01/25	1,325,000	1,425,568
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 12/01/26	1,330,000	1,433,368
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 12/01/27	155,000	166,200
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 12/01/28	2,685,000	2,881,247
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/34	4,295,000	4,083,085
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 11/15/21	2,410,000	2,490,205

		$28,113,785
Kansas - 0.8%
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 9/01/30	$2,600,000	$2,775,552
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 5/15/27	1,185,000	1,220,657
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 5/15/29	1,555,000	1,776,370
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 5/15/39	2,325,000	2,376,964
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 9/01/16	361,000	369,574
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 9/01/28	3,848,000	3,927,230
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 12/01/37	90,000	91,679
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 12/01/37	325,000	330,320
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 6/01/37	490,000	509,159
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 12/01/37	110,000	116,301
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/43	4,165,000	4,595,536
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-B2”, 3.375%, 11/15/20	635,000	635,749
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/21	2,355,000	1,691,337

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Kansas - continued
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/44	$1,740,000	$2,013,876

		$22,430,304
Kentucky - 1.3%
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/35	$2,840,000	$3,277,303
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/42	2,130,000	2,214,646
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/45	1,325,000	1,386,348
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.25%, 5/15/41	3,000,000	3,450,960
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.375%, 5/15/46	1,050,000	1,212,729
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/27	815,000	919,100
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/30	710,000	831,069
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	6,255,000	7,349,187
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	1,955,000	2,307,936
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	5,180,000	5,438,275
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 6/01/39	1,635,000	1,896,747
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/39	1,830,000	2,056,023
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	1,460,000	1,745,503
University of Kentucky, General Receipts, “A”, 5%, 4/01/37	2,715,000	3,241,031

		$37,326,857
Louisiana - 1.4%
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 1/01/39	$1,500,000	$1,759,230
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	3,200,000	3,805,120
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	2,000,000	2,365,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Louisiana - continued
Lakeshore Villages Master Community Development District, LA, Special Assessment, “A”, 5.25%, 7/01/17 (a)(d)	$2,862,000	$1,002,101
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/32	4,800,000	5,517,696
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/29	2,990,000	3,591,080
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/35	4,000,000	4,856,960
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 6/01/36	1,530,000	1,568,969
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 6/01/36	1,255,000	1,275,331
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 10/01/36	6,995,000	7,320,268
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/34	5,470,000	5,995,339
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/30	2,050,000	2,361,764

		$41,419,658
Maine - 0.6%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 6.25%, 1/01/25 (Put Date 2/01/17)	$3,985,000	$4,114,034
State of Maine, “B”, 5%, 6/01/21	9,675,000	11,871,419

		$15,985,453
Maryland - 0.8%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/40	$1,320,000	$1,419,766
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/40	4,700,000	5,055,461
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/38	2,600,000	2,843,438
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/25	885,000	980,987
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/41	2,360,000	2,720,537
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 7/01/34	500,000	583,750
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 7/01/39	1,000,000	1,163,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Maryland - continued
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 5/01/35	$450,000	$456,467
State of Maryland, “B”, 4%, 8/01/27	5,080,000	5,721,756
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/40	2,600,000	2,753,764

		$23,698,956
Massachusetts - 2.9%
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	$2,535,000	$3,023,621
Massachusetts College Building Authority Rev., “C”, 3%, 5/01/42	835,000	788,566
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/37	4,640,000	4,869,819
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), “N”, 5%, 7/01/44	3,000,000	3,449,250
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/31	869,621	850,968
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/39	218,601	212,675
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/46	525,000	510,820
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/46	58,153	50,580
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/56	289,249	1,793
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/33	1,350,000	1,456,785
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/43	2,080,000	2,245,818
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/33	430,000	534,512
Massachusetts Development Finance Agency Rev. (Williams College), “P”, 5%, 7/01/43	1,000,000	1,183,730
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/27	3,585,000	3,713,092
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/42	11,780,000	12,268,752
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/42 (Prerefunded 5/01/19)	685,000	823,945
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/30	2,160,000	2,281,889
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/22	250,000	289,780

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/26	$2,080,000	$2,255,198
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/28	2,165,000	2,346,405
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/36 (u)	25,000,000	29,230,000
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 10/01/18	3,290,000	3,295,790
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29 (Prerefunded 10/01/15)	875,000	920,999
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29	1,265,000	1,330,451
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/30	6,130,000	7,276,678
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 7/01/41	340,000	384,438

		$85,596,354
Michigan - 2.6%
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “A”, 5.25%, 7/01/39	$9,635,000	$10,609,099
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/19	3,270,000	3,684,374
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/20	3,275,000	3,748,270
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/16	1,695,000	1,798,497
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/23	1,020,000	1,060,718
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/25	155,000	160,324
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/41	2,055,000	2,236,683
Grand Valley, MI, State University Rev., 5.5%, 12/01/27	1,015,000	1,109,760
Grand Valley, MI, State University Rev., 5.625%, 12/01/29	495,000	542,342
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 5/15/27	750,000	759,930
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 5/15/36	3,050,000	3,092,944
Michigan Finance Authority Rev. (City of Detroit), 2.85%, 8/20/15	1,525,000	1,534,165
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-1”, 5%, 7/01/44	2,375,000	2,568,848
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-2”, 5%, 7/01/44	1,365,000	1,452,742

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-6”, 5%, 7/01/33	$2,280,000	$2,548,470
Michigan Finance Authority Rev. (School District of the City of Detroit), 5.5%, 6/01/21	2,590,000	3,003,830
Michigan Finance Authority, Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/33	2,000,000	2,339,420
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	4,405,000	5,062,578
Michigan Strategic Fund (Waste Management, Inc.), FRN, 1.5%, 8/01/27 (Put Date 8/01/17)	4,505,000	4,506,261
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	1,050,000	1,263,413
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/39	6,055,000	6,970,153
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/39 (Prerefunded 9/01/18)	6,945,000	8,770,354
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	2,215,000	2,524,989
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	750,000	880,410
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	575,000	649,290
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	1,240,000	1,396,897

		$74,274,761
Minnesota - 0.2%
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 6/01/43	$1,000,000	$1,041,670
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/31	630,000	730,674
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/42	1,260,000	1,453,133
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/28	250,000	266,290
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/36	1,250,000	1,331,188

		$4,822,955
Mississippi - 0.1%
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 4/01/27	$1,355,000	$1,409,647

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Mississippi - continued
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/37 (d)(q)	$3,665,000	$2,621,281

		$4,030,928
Missouri - 0.6%
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/26 (d)(q)	$2,495,000	$1,149,771
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/34	1,590,000	1,766,570
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/39	465,000	540,911
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/35	3,190,000	3,543,771
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/44	795,000	874,802
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/31	1,735,000	2,049,746
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 3/01/37	510,000	527,493
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/40	1,405,000	1,554,127
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 5/01/16	735,000	735,221
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 5/01/23	1,500,000	1,494,165
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 9/01/35	4,390,000	4,542,289

		$18,778,866
Nebraska - 0.2%
Nebraska Investment Finance Authority, Housing Rev., “A”, 3%, 3/01/44	$1,425,000	$1,487,144
Nebraska Investment Finance Authority, Housing Rev., “A”, 4%, 9/01/44	2,465,000	2,720,990
Nebraska Public Power District Rev., “A-2”, 5%, 1/01/40	2,425,000	2,768,259

		$6,976,393
New Hampshire - 1.2%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	$4,935,000	$5,701,603
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	815,000	894,202
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), FRN, 4%, 4/01/29 (Put Date 10/01/19)	985,000	1,000,908

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 6/01/39 (u)	$20,000,000	$23,132,600
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/41	2,625,000	3,022,399

		$33,751,712
New Jersey - 5.4%
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/35	$2,500,000	$2,522,600
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/29	445,000	508,025
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/30	690,000	782,791
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/31	2,570,000	2,906,490
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/32	1,305,000	1,470,096
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 0.55%, 6/01/15	915,000	915,137
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 1/01/37	1,565,000	1,581,777
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/21	200,000	227,186
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/28	1,500,000	1,905,735
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/31	5,850,000	7,262,600
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), “B”, 6.5%, 4/01/18	2,145,000	2,372,048
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/34	850,000	894,311
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/44	1,695,000	1,791,954
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 11/15/36	2,735,000	2,802,910
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/27	325,000	383,978
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/28	325,000	368,726
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/31	975,000	1,104,558
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/39	1,060,000	1,186,140

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/42	$530,000	$591,178
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/19	10,375,000	10,997,085
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/23	5,870,000	6,416,673
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/29	5,770,000	6,251,449
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/30	1,820,000	2,018,071
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/30	2,655,000	2,975,963
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/32 (Prerefunded 6/01/19)	4,280,000	5,472,237
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	2,335,000	2,611,651
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 7/01/38	8,000,000	9,034,240
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	18,930,000	19,015,564
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	31,335,000	24,733,969
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	34,705,000	27,956,613
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	29,790,000	7,243,439
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	400,000	93,680

		$156,398,874
New Mexico - 0.9%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/40	$11,915,000	$13,437,380
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 8/15/17	200,000	202,180
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 8/15/26	1,580,000	1,545,208
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, FRN, 5%, 11/01/39 (Put Date 8/01/19)	8,250,000	9,513,653

		$24,698,421
New York - 7.4%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/30	$2,265,000	$2,710,729

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/33 (n)	$3,860,000	$3,875,131
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/43 (n)	4,025,000	4,040,577
Build NYC Resource Corp. Rev. (South Bronx Charter School for International Cultures and the Arts), “A”, 5%, 4/15/43	2,655,000	2,715,800
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 5%, 1/01/35	3,360,000	3,632,798
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 11/15/30	3,890,000	4,098,776
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/33	600,000	612,132
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2/15/47	3,340,000	3,566,853
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/47	3,230,000	3,797,543
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/35	22,535,000	28,110,835
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/30	1,570,000	1,864,485
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/35	975,000	1,143,812
New York Dormitory Authority, State Sales Tax Rev., “A”, 5%, 3/15/37	2,165,000	2,596,290
New York Dormitory Authority, State Sales Tax Rev., “A”, 5%, 3/15/44	7,500,000	8,920,050
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	7,985,000	8,539,399
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/40	5,850,000	6,602,252
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/44	3,970,000	4,869,007
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/49	4,760,000	5,438,395
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/31	8,320,000	9,887,738
New York, NY, “J-9”, FRN, 0.42%, 8/01/27	3,355,000	3,354,966
New York, NY, City Housing Development Corp. (8 Spruce Street), “F”, 4.5%, 2/15/48	2,411,318	2,469,648
New York, NY, City Industrial Development Agency Rev. (Yankee Stadium Project), “A”, ASSD GTY, 7%, 3/01/49	10,000,000	12,097,000
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 9/01/35	2,440,000	2,482,334
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/25	18,935,000	20,753,328

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/31	$8,045,000	$8,778,945
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 8.5%, 8/01/28	3,125,000	3,246,750
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/47	4,000,000	4,633,360
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/47	1,330,000	1,554,225
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “EE”, 5%, 6/15/47	5,000,000	5,791,700
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/42	12,055,000	12,602,418
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/25	505,000	552,849
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/31	510,000	556,298
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/42	3,110,000	3,226,905
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (The Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/46	3,000,000	3,028,380
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/36	2,435,000	2,902,325
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/42	2,780,000	3,305,225
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/23 (n)	6,470,000	6,790,977
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, “A”, 5.25%, 12/01/16 (n)	175,000	184,450
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 1/01/39	1,400,000	1,424,248
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), “A”, 0%, 9/15/44	905,000	625,862
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), “B”, 7%, 9/15/44	2,010,000	2,088,149
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/37	5,620,000	5,605,725

		$215,078,669
North Carolina - 0.4%
North Carolina Housing Finance Agency Rev., “30-A”, 5.25%, 7/01/39 (u)	$10,060,000	$10,323,471

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
North Carolina - continued
University of North Carolina, Greensboro, Rev., 5%, 4/01/39	$955,000	$1,127,225

		$11,450,696
North Dakota - 0.0%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/34	$1,020,000	$1,117,114

Ohio - 6.8%
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/42	$3,440,000	$3,966,526
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 6/01/45	5,990,000	6,581,273
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 6/01/24	10,000,000	8,634,200
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/30	3,310,000	2,865,467
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 6/01/34	4,485,000	3,778,388
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 6/01/42	21,225,000	18,085,398
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	15,065,000	12,802,990
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/47	52,705,000	48,524,966
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	11,535,000	10,260,959
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/40	5,435,000	6,344,602
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/40	2,210,000	2,614,629
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/44	1,025,000	1,119,321
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 5/15/40	1,155,000	1,356,120
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 5/15/20	800,000	819,848
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 5/15/25	405,000	415,753
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/34	1,380,000	1,545,421
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/44	2,055,000	2,260,253
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/42	8,480,000	9,751,152

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Ohio - continued
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 8/15/43	$2,870,000	$3,220,829
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/30	2,235,000	2,493,791
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/40	3,230,000	3,629,002
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/33	3,400,000	3,600,600
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/44	1,635,000	1,705,305
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/48	3,400,000	3,542,630
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 8/01/20	4,335,000	5,065,881
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/27	3,975,000	4,331,120
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/31	1,370,000	1,510,288
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/38	4,100,000	4,503,071
Southeastern Ohio Port Authority, Hospital Facilities Rev. (Memorial Health System), 5.75%, 12/01/32	3,725,000	4,033,207
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	435,000	501,964
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 5/15/25	475,000	476,378
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 11/15/25	2,375,000	2,397,776
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/38 (u)	3,355,000	3,916,526
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/43 (u)	8,150,000	9,527,350

		$196,182,984
Oklahoma - 1.1%
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 8/25/26 (n)	$2,710,000	$3,218,884
Grand River Dam Authority Rev., OK, “A”, 5%, 6/01/39	2,565,000	3,046,553
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/27	1,350,000	1,412,559
Norman, OK, Regional Hospital Authority Rev., 5.375%, 9/01/29	795,000	830,560
Oklahoma Development Finance Authority Continuing Care Retirement Community Rev. (Inverness Village), 5.75%, 1/01/37	3,720,000	3,896,737
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 11/01/45	3,500,000	3,907,365

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/27	$4,795,000	$5,616,336
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/35	3,205,000	3,485,886
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/35	6,615,000	7,108,214

		$32,523,094
Oregon - 0.5%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/29	$655,000	$722,177
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/40	815,000	921,064
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/37	2,815,000	2,870,343
Multnomah County, OR, Hospital Facilities Authority Rev. (Mirabella at South Waterfront Project), “A”, 5.4%, 10/01/44	1,190,000	1,283,213
Multnomah County, OR, Hospital Facilities Authority Rev. (Mirabella at South Waterfront Project), “A”, 5.5%, 10/01/49	1,595,000	1,715,024
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 9/01/30	2,585,000	2,799,607
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 9/01/40	4,100,000	4,497,003

		$14,808,431
Pennsylvania - 4.7%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/28	$1,305,000	$1,448,433
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/38	2,025,000	2,247,487
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/35	1,110,000	1,243,700
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/42	4,605,000	5,109,201
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/27	620,000	636,021
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/37	800,000	814,256
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/22	500,000	518,545
Clairton, PA, Municipal Authority, “B”, 5%, 12/01/37	1,735,000	1,919,448
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/34	330,000	358,647

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/28	$1,740,000	$1,967,122
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/30	1,035,000	1,135,281
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/40	4,300,000	4,652,514
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/41	965,000	1,011,388
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 1/01/45	7,220,000	7,833,339
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 1/01/29	905,000	1,015,944
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 1/01/39	7,060,000	7,920,826
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/29	770,000	863,817
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/25	510,000	587,056
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/34	250,000	284,945
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/17	3,520,000	3,897,203
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/18	1,380,000	1,557,744
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.059%, 8/01/18	150,000	142,688
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 10.905%, 8/01/18 (p)	150,000	188,001
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/39	325,000	350,818
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/46	180,000	193,275
Erie, PA, Water Authority Rev., AGM, 5%, 12/01/49	3,845,000	4,456,740
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/27	580,000	687,428
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/35	210,000	243,604
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 11/15/28	1,890,000	1,891,739
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 11/15/35	5,500,000	5,503,850
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/43	7,735,000	8,999,440

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Luzerne County, PA, AGM, 6.75%, 11/01/23	$1,165,000	$1,426,612
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 4/01/36	4,455,000	4,654,272
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 9/01/24	2,145,000	2,145,751
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/40	1,075,000	1,182,876
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.37%, 8/01/45 (Put Date 5/01/15)	10,000,000	10,000,000
Pennsylvania Economic Development Financing Authority, Resource Recovery Rev. (Colver), “G”, 5.125%, 12/01/15	400,000	407,432
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/32	3,415,000	3,806,530
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 7/01/42	2,525,000	2,679,682
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/30	740,000	812,224
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/41	1,545,000	1,750,779
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/43	5,500,000	6,228,090
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/37	1,065,000	1,159,679
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/42	1,950,000	2,111,051
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/35	470,000	525,357
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/33	2,780,000	2,867,236
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/43	5,820,000	6,020,208
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/33	1,145,000	1,285,984
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/43	1,975,000	2,272,909
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/33	850,000	947,325
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/43	1,670,000	1,877,898

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/34	$1,060,000	$1,241,779
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.125%, 1/01/43	2,430,000	2,776,518
Pocono Mountains Industrial Park Authority Hospital Rev. (St. Luke’s Hospital- Monroe Project), 5%, 8/15/40	425,000	491,436
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/44	3,000,000	3,498,570
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/35	750,000	767,820
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 3/01/37	3,000,000	3,078,120

		$135,696,638
Puerto Rico - 1.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/47	$750,000	$748,080
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.5%, 7/01/29	80,000	87,171
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/16	345,000	353,018
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5.125%, 7/01/30	5,670,000	5,670,851
Puerto Rico Electric Power Authority Rev., NATL, 5%, 7/01/19	740,000	760,624
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	555,000	523,126
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	2,345,000	2,184,696
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/16	175,000	183,099
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/17	145,000	151,325
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/20	65,000	66,545
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/24	70,000	69,945
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/30	280,000	255,696
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/18	155,000	157,449
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/22	260,000	262,938
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/27	1,705,000	1,590,083
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/26	4,530,000	4,420,782

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/17	$505,000	$505,172
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/18	320,000	317,760
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/20	165,000	152,373
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/21	570,000	541,204
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/22	645,000	601,043
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/27	1,090,000	943,907
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	840,000	694,201
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	1,625,000	1,299,155
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	525,000	417,428
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	260,000	203,039
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	5,570,000	4,149,817
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 8/01/47	14,305,000	1,817,164

		$29,127,691

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
South Carolina - 1.4%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/37	$1,410,000	$1,426,821
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2/20/48	1,380,000	1,397,719
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	4,130,000	4,544,280
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-1”, 4%, 7/01/41	10,320,000	11,480,794
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/32	1,311,828	1,251,064
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/47	2,155,439	1,958,561
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/47	562,212	33,171
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/47	516,379	30,466
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/48	805,000	836,830
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 8/01/39	940,000	1,044,359
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/49	15,000,000	17,202,750
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 1/01/24	130,000	130,137

		$41,336,952
South Dakota - 0.2%
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/34	$2,405,000	$2,858,246
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/44	1,455,000	1,671,548

		$4,529,794
Tennessee - 2.4%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/44	$1,175,000	$1,319,502
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/45	2,270,000	2,618,944
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/40	5,000,000	5,547,250
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/17	2,200,000	2,200,132
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/43	3,000,000	3,131,070
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 7/01/38	1,700,000	1,970,810

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tennessee - continued
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/31	$2,735,000	$3,287,142
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 10/01/39 (u)	10,000,000	11,565,100
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 10/01/39 (u)	10,000,000	11,565,100
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/34	500,000	530,690
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/44	1,000,000	1,056,980
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/49	2,265,000	2,370,277
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	12,055,000	13,827,326
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	2,105,000	2,491,689
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/24	3,625,000	4,363,703
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/45	2,105,000	2,330,214

		$70,175,929
Texas - 10.5%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/17	$845,000	$902,477
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/20	830,000	878,455
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/24	4,640,000	4,821,285
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/36 (d)(q)	4,650,000	47
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.5%, 7/01/42	4,500,000	4,680,270
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/33	1,950,000	2,094,573
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/33	8,455,000	9,503,674
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 5/15/33	1,625,000	1,752,140

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 3/01/27	$3,750,000	$3,830,250
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/33	845,000	1,032,615
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/41	695,000	795,316
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 8/15/42	2,385,000	2,605,422
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/43	1,850,000	2,257,648
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 4.25%, 12/01/34	3,520,000	3,536,720
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/40	4,940,000	5,803,957
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 4.5%, 12/01/44	5,500,000	5,530,140
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/45	1,670,000	1,968,295
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 4.6%, 12/01/49	8,000,000	8,046,160
Dallas and Fort Worth, TX, International Airport Rev., “A”, 5%, 11/01/38	4,430,000	4,987,826
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	4,370,000	5,002,863
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	9,175,000	10,342,519
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 3/01/40	3,800,000	4,374,560
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/44	1,860,000	2,015,794
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 5/01/28	3,260,000	3,424,304
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/25	4,640,000	5,012,174
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/36 (a)(d)	746,831	7
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 11/15/34	4,580,000	1,920,898
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 11/15/38	40,280,000	13,120,807
Harris County, TX, 5.625%, 5/01/20	1,072,464	1,074,695
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/32	4,535,000	5,088,814

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/43	$2,265,000	$2,681,715
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/35 (Prerefunded 12/01/18)	2,400,000	2,978,448
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/31	190,000	222,378
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/32	185,000	215,671
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/33	450,000	524,606
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/41	745,000	242,118
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/42	1,495,000	461,940
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/43	1,865,000	545,997
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/44	1,865,000	518,936
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/45	1,865,000	492,062
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/46	1,865,000	466,977
Houston, TX, Airport System Rev., “B”, 5%, 7/01/26	1,335,000	1,565,942
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/38	7,680,000	9,066,163
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), “B”, 6.125%, 7/15/17	1,430,000	1,435,091
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/20	2,630,000	2,850,552
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/24	7,365,000	8,098,112
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/29	9,655,000	10,516,998
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/23	190,000	192,626
Jefferson County, TX, Housing Finance Corp., Capital Appreciation, NATL, 0%, 9/01/15	186,436	175,047
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/39	1,670,000	1,917,928
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	4,385,000	5,622,184
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2/15/37 (Prerefunded 2/15/17)	6,400,000	7,047,808

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2/15/37 (Prerefunded 2/15/19)	$4,340,000	$5,268,196
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/29	2,680,000	3,112,257
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/24	300,000	329,979
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/30	750,000	813,480
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/36	500,000	523,690
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/42	1,750,000	1,838,445
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), FRN, 0.4%, 1/01/26 (Put Date 5/01/15)	4,525,000	4,525,000
New Hope Cultural Education Facilities Finance Corp. Retirement Facility Rev (Wesleyan Homes, Inc. Project), 5.5%, 1/01/35	1,325,000	1,395,331
New Hope Cultural Education Facilities Finance Corp. Retirement Facility Rev (Wesleyan Homes, Inc. Project), 5.5%, 1/01/43	1,420,000	1,473,804
New Hope Cultural Education Facilities Finance Corp. Retirement Facility Rev (Wesleyan Homes, Inc. Project), 5.5%, 1/01/49	1,470,000	1,510,940
New Hope, TX, Cultural Education Facilities Finance Corp. Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/46	1,295,000	1,461,278
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, 5%, 4/01/44	5,000,000	5,424,350
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, 4.75%, 4/01/46	1,885,000	1,971,899
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	2,355,000	2,603,806
North Texas Tollway Authority Rev., 6%, 1/01/43	1,280,000	1,511,155
Northside, TX, Independent School District, PSF, 5%, 8/15/43	5,310,000	6,280,456
Port of Bay, TX, City Authority (Hoechst Celanese Corp.), 6.5%, 5/01/26	2,500,000	2,512,950
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 11/01/30	430,000	430,860
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 11/01/30	5,380,000	5,391,728
Red River, TX, Health Facilities Development Corp., 5.4%, 11/15/28 (a)(d)	880,000	528,000
Red River, TX, Health Facilities Development Corp., 6.05%, 11/15/46 (a)(d)	3,654,000	2,192,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Red River, TX, Health Facilities Development Corp., 6.05%, 11/15/46 (a)(d)	$766,000	$459,600
Red River, TX, Health Facilities Development Corp., 6.25%, 5/09/53 (a)(d)	390,000	234,000
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.5%, 11/15/34	1,075,000	1,239,507
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.75%, 11/15/44	1,970,000	2,284,057
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 8%, 11/15/49	1,680,000	1,974,974
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “B-2”, 5%, 11/15/19	355,000	357,084
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 8/15/27	2,960,000	1,621,251
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 8/15/29	2,995,000	1,472,043
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/27	4,000,000	4,993,480
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/40	2,955,000	3,542,720
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 6/01/36	1,055,000	1,097,654
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 11/15/19	750,000	836,708
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 11/15/29	520,000	583,362
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.125%, 5/15/37	835,000	850,013
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 11/15/44	3,515,000	3,947,134
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/41	2,750,000	2,885,383
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8%, 11/15/28	1,000,000	1,000,590
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 11/15/44	7,500,000	7,504,350
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/44	660,000	724,112

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/49	$450,000	$488,426
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 9/01/39	1,030,000	1,064,526
Texas City, TX, Industrial Development Corp. Rev. (NRG Energy, Inc. Project), 4.125%, 12/01/45	2,910,000	2,943,843
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	1,375,000	1,734,439
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	1,105,000	1,361,924
Texas Transportation Commission General Obligation, 5%, 4/01/39	6,225,000	7,464,771
Texas Transportation Commission State Highway Fund (First Tier), “A”, 4.75%, 4/01/17	6,620,000	7,233,078
Texas Transportation Commission, Central Texas Turnpike System Rev., “B”, 0%, 8/15/36	4,605,000	1,877,136
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/42	6,365,000	7,233,313
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	3,940,000	4,679,735
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	3,560,000	4,191,580
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 11/15/25	1,440,000	1,461,197

		$304,685,998
U.S. Virgin Islands - 0.2%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	$4,090,000	$4,724,482
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	1,500,000	1,681,440

		$6,405,922
Utah - 0.6%
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 7/15/35	$3,730,000	$4,212,811
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Hawthorne Academy Project), 8.25%, 7/15/35 (Prerefunded 7/15/18)	4,015,000	4,926,445
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 7/15/37	2,405,000	2,428,785

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utah - continued
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2/15/38	$6,070,000	$6,273,709

		$17,841,750
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/24	$110,000	$129,648
Burlington, VT, Airport Rev., “A”, 4%, 7/01/28	2,015,000	2,077,646
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/30	190,000	217,786
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/36 (Put Date 4/02/18)	3,275,000	3,357,039

		$5,782,119
Virginia - 1.0%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/43	$4,785,000	$5,063,009
Giles County, VA, Industrial Development Authority Rev. (Celanese Corp.), 6.45%, 5/01/26	1,000,000	1,005,180
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/48 (a)(d)	981,912	39,267
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5%, 1/01/46	995,000	1,005,816
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/46	2,390,000	2,490,165
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	6,065,000	7,093,806
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	9,705,000	10,762,651
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/19 (a)(d)	769,496	8
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/19 (a)(d)	6,569,571	66
Winchester, VA, Economic Development Authority, Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/44	605,000	693,965

		$28,153,933
Washington - 2.2%
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/30	$4,000,000	$4,171,040
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 12/01/30	2,750,000	2,820,510
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 12/01/32	2,205,000	2,369,824

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Washington - continued
Tacoma, WA, Housing Authority Multi-Family Rev. (Redwood), GNMA, 5%, 5/20/25	$355,000	$355,717
Tacoma, WA, Housing Authority Multi-Family Rev. (Redwood/Juniper, Pine Tree Harbor, & Conifer South), GNMA, 5.05%, 11/20/37	355,000	355,327
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	1,550,000	1,837,525
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	3,665,000	4,342,475
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/36 (Prerefunded 8/01/18)	5,670,000	6,724,450
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/42	5,075,000	5,610,869
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 8/15/37	1,000,000	1,093,250
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/34	2,435,000	2,723,158
Washington Housing Finance Community Nonprofit Housing Rev. (Rockwood Retirement Communities), 5.125%, 1/01/20	4,095,000	4,097,580
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 7/01/32 (u)	25,010,000	27,649,055

		$64,150,780
West Virginia - 0.3%
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 6/01/34	$865,000	$897,758
West Virginia Hospital Finance Authority Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/27	2,100,000	2,478,924
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/28	1,000,000	1,175,540
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 10/01/38	3,450,000	3,638,957
West Virginia Hospital Finance Authority, Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/44	605,000	689,912

		$8,881,091
Wisconsin - 2.2%
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 6/01/28	$3,300,000	$3,594,987
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “B-1”, FRN, 1.25%, 8/15/25 (Put Date 8/15/17)	2,115,000	2,137,165
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/35	710,000	815,598
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/39	1,435,000	1,637,809

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 5/01/31 (Prerefunded 5/01/21)	$1,855,000	$2,332,458
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 5/01/41 (Prerefunded 5/01/21)	1,405,000	1,808,811
Wisconsin Health & Educational Facilities Authority Rev. (Prohealth Care, Inc. Obligated Group), 5%, 8/15/39	1,015,000	1,173,228
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/43	4,870,000	5,096,504
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/38	5,110,000	5,319,152
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	485,000	576,112
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	1,960,000	2,349,589
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 8/15/34	4,155,000	4,338,277
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/29	1,905,000	1,993,335
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/34	1,730,000	1,833,298
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/44	1,685,000	1,794,525
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/49	1,350,000	1,457,784
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “B-3”, 3.75%, 11/15/19	1,160,000	1,175,996
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/22	1,470,000	1,657,969
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/28	2,175,000	2,427,779
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/42	17,610,000	18,952,763

		$62,473,139
Total Municipal Bonds (Identified Cost, $2,658,854,941)		$2,891,867,775

Money Market Funds - 3.1%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	89,848,064	$89,848,064
Total Investments (Identified Cost, $2,748,703,005)		$2,981,715,839

Other Assets, Less Liabilities - (2.7)%		(77,729,001)
Net Assets - 100.0%		$2,903,986,838

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $28,770,430 representing 1.0% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See notes to financial statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/15
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,658,854,941)	$2,891,867,775
Underlying affiliated funds, at cost and value	89,848,064
Total investments, at value (identified cost, $2,748,703,005)	$2,981,715,839
Cash	12,994
Receivables for
Investments sold	350,350
Fund shares sold	10,555,354
Interest	34,957,055
Receivable from investment adviser	197,801
Other assets	15,905
Total assets	$3,027,805,298
Liabilities
Payables for
Distributions	$1,667,790
Investments purchased	60,471,343
Interest expense and fees	72,737
Fund shares reacquired	4,792,231
Payable to the holders of the floating rate certificates from trust assets	55,770,000
Payable to affiliates
Shareholder servicing costs	715,747
Distribution and service fees	23,648
Payable for independent Trustees’ compensation	11,659
Accrued expenses and other liabilities	293,305
Total liabilities	$123,818,460
Net assets	$2,903,986,838
Net assets consist of
Paid-in capital	$2,792,308,432
Unrealized appreciation (depreciation) on investments	233,012,834
Accumulated net realized gain (loss) on investments	(131,326,726)
Undistributed net investment income	9,992,298
Net assets	$2,903,986,838
Shares of beneficial interest outstanding	350,266,856

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,583,323,554	190,946,032	$8.29
Class B	33,622,143	4,050,623	8.30
Class C	254,972,516	30,717,042	8.30
Class I	1,032,068,625	124,553,159	8.29

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.66 [100 / 95.75 x $8.29]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$137,605,954
Dividends from underlying affiliated funds	90,442
Total investment income	$137,696,396
Expenses
Management fee	$13,743,712
Distribution and service fees	2,691,303
Shareholder servicing costs	2,492,855
Administrative services fee	361,569
Independent Trustees’ compensation	43,959
Custodian fee	214,524
Shareholder communications	117,571
Audit and tax fees	62,025
Legal fees	74,788
Interest expense and fees	381,278
Miscellaneous	331,034
Total expenses	$20,514,618
Fees paid indirectly	(55)
Reduction of expenses by investment adviser	(895,085)
Net expenses	$19,619,478
Net investment income	$118,076,918
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(2,864,708)
Change in unrealized appreciation (depreciation) on investments	$209,385,873
Net realized and unrealized gain (loss) on investments	$206,521,165
Change in net assets from operations	$324,598,083

See notes to financial statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2015	2014
Change in net assets
From operations
Net investment income	$118,076,918	$119,497,795
Net realized gain (loss) on investments	(2,864,708)	(36,000,910)
Net unrealized gain (loss) on investments	209,385,873	(204,886,066)
Change in net assets from operations	$324,598,083	$(121,389,181)
Distributions declared to shareholders
From net investment income	$(111,076,945)	$(117,740,818)
Change in net assets from fund share transactions	$602,075,864	$(631,619,752)
Total change in net assets	$815,597,002	$(870,749,751)
Net assets
At beginning of period	2,088,389,836	2,959,139,587
At end of period (including undistributed net investment income of $9,992,298 and $8,378,219, respectively)	$2,903,986,838	$2,088,389,836

See notes to financial statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.61	$8.34	$7.89	$7.13	$7.39
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40	$0.39	$0.41	$0.43
Net realized and unrealized gain (loss) on investments	0.65	(0.74)	0.44	0.75	(0.27)
Total from investment operations	$1.04	$(0.34)	$0.83	$1.16	$0.16
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.38)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$8.29	$7.61	$8.34	$7.89	$7.13
Total return (%) (r)(s)(t)(x)	14.01	(4.05)	10.72	16.83	2.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	0.72	0.71	0.72
Expenses after expense reductions (f)	0.68	0.69	0.70	0.70	0.70
Net investment income	4.85	5.03	4.83	5.49	5.68
Portfolio turnover	12	18	18	21	20
Net assets at end of period (000 omitted)	$1,583,324	$1,445,607	$2,161,677	$1,858,416	$1,463,867
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	0.67	0.67	0.67

See notes to financial statements

Financial Highlights – continued

Class B	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.61	$8.35	$7.90	$7.13	$7.40
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.33	$0.35	$0.37
Net realized and unrealized gain (loss) on investments	0.66	(0.74)	0.43	0.76	(0.28)
Total from investment operations	$0.99	$(0.41)	$0.76	$1.11	$0.09
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.33)	$(0.31)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$8.30	$7.61	$8.35	$7.90	$7.13
Total return (%) (r)(s)(t)(x)	13.27	(4.92)	9.82	16.06	1.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.71	1.71	1.64
Expenses after expense reductions (f)	1.45	1.48	1.51	1.49	1.49
Net investment income	4.08	4.25	4.02	4.74	4.89
Portfolio turnover	12	18	18	21	20
Net assets at end of period (000 omitted)	$33,622	$34,969	$52,886	$47,927	$50,750
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.44	1.46	1.48	1.46	1.46

See notes to financial statements

Financial Highlights – continued

Class C	Years ended 1/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.61	$8.35	$7.90	$7.13	$7.40
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.31	$0.33	$0.35
Net realized and unrealized gain (loss) on investments	0.66	(0.75)	0.44	0.77	(0.27)
Total from investment operations	$0.97	$(0.43)	$0.75	$1.10	$0.08
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.30)	$(0.33)	$(0.35)
Net asset value, end of period (x)	$8.30	$7.61	$8.35	$7.90	$7.13
Total return (%) (r)(s)(t)(x)	13.01	(5.12)	9.61	15.82	0.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.71	1.71	1.72
Expenses after expense reductions (f)	1.68	1.69	1.70	1.70	1.70
Net investment income	3.84	4.05	3.82	4.51	4.68
Portfolio turnover	12	18	18	21	20
Net assets at end of period (000 omitted)	$254,973	$221,393	$299,381	$236,487	$209,064
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.66	1.67	1.67	1.67	1.67

See notes to financial statements

Financial Highlights – continued

Class I	Years ended 1/31
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$7.60	$8.34	$7.89	$7.28
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.39	$0.26
Net realized and unrealized gain (loss) on investments	0.67	(0.75)	0.44	0.61
Total from investment operations	$1.05	$(0.35)	$0.83	$0.87
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.38)	$(0.26)
Net asset value, end of period (x)	$8.29	$7.60	$8.34	$7.89
Total return (%) (r)(s)(x)	14.14	(4.18)	10.71	12.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	0.72	0.72	(a)
Expenses after expense reductions (f)	0.68	0.69	0.70	0.69	(a)
Net investment income	4.78	5.04	4.82	5.03	(a)
Portfolio turnover	12	18	18	21
Net assets at end of period (000 omitted)	$1,032,069	$386,421	$445,195	$145,622
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.66	0.67	0.67	0.67	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I, the period is from inception, June 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects

Notes to Financial Statements – continued

that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine

Notes to Financial Statements – continued

value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,891,867,775	$—	$2,891,867,775
Mutual Funds	89,848,064	—	—	89,848,064
Total Investments	$89,848,064	$2,891,867,775	$—	$2,981,715,839

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured

Notes to Financial Statements – continued

borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2015, the fund’s payable to the holders of the floating rate certificates from trust assets was $55,770,000 and the interest rate on the floating rate certificates issued by the trust was 0.04% . For the year ended January 31, 2015, the average payable to the holders of the floating rate certificates from trust assets was $56,389,058 at a weighted average interest rate of 0.07%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2015, interest expense and fees related to self-deposited inverse floaters amounted to $381,278 and is included in “Interest expense and fees” in the Statement of Operations. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed.

Notes to Financial Statements – continued

Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/15	1/31/14
Ordinary income (including any short-term capital gains)	$1,434,566	$2,660,724
Tax-exempt income	109,642,379	115,080,094
Total distributions	$111,076,945	$117,740,818

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/15
Cost of investments	$2,680,708,938
Gross appreciation	272,466,936
Gross depreciation	(27,230,035)
Net unrealized appreciation (depreciation)	$245,236,901
Undistributed ordinary income	757,135
Undistributed tax-exempt income	21,633,952
Capital loss carryforwards	(143,550,793)
Other temporary differences	(12,398,789)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/17	$(18,935,036)
1/31/18	(28,497,487)
1/31/19	(16,085,714)
Total	$(63,518,237)

Post-enactment losses which are characterized as follows:
Short-Term	$(18,697,970)
Long-Term	(61,334,586)
Total	$(80,032,556)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/15	Year ended 1/31/14
Class A	$68,292,682	$85,515,458
Class B	1,294,498	1,827,375
Class C	8,380,411	10,410,666
Class I	33,109,354	19,987,319
Total	$111,076,945	$117,740,818

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2016. For the year ended January 31, 2015, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2015, this management fee reduction amounted to $126,049, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2016. For the year ended January 31, 2015, this reduction amounted to $686,870, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $572,375 for the year ended January 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.77%	$339,900
Class C	0.75%	0.25%	1.00%	1.00%	2,351,403
Total Distribution and Service Fees					$2,691,303

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2015 based on each class’s average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2015. For the year ended January 31, 2015, this waiver amounted to $77,558 which is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2015, this rebate amounted to $965 for Class C which is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2015, were as follows:

Amount
Class A	$16,742
Class B	56,004
Class C	11,608

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2015, the fee was $187,404, which equated to 0.0075% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

Notes to Financial Statements – continued

which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,305,451.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2015 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,460 and is included in independent Trustees’ compensation for the year ended January 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $11,609 at January 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014,

Notes to Financial Statements – continued

Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended January 31, 2015, the aggregate fees paid by the fund under these agreements were $9,562 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $3,643, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $914,316,017 and $291,574,825, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/15		Year ended 1/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	40,473,485	$322,376,840	44,514,342	$352,701,695
Class B	414,499	3,300,718	307,212	2,439,936
Class C	5,587,973	44,672,670	4,663,621	37,096,211
Class I	92,690,200	736,618,572	33,583,975	259,565,999
	139,166,157	$1,106,968,800	83,069,150	$651,803,841

Shares issued to shareholders in reinvestment of distributions
Class A	7,675,250	$61,221,837	9,414,498	$73,360,147
Class B	132,594	1,057,981	185,289	1,442,550
Class C	791,805	6,325,389	966,160	7,510,034
Class I	3,039,284	24,362,211	1,884,839	14,596,597
	11,638,933	$92,967,418	12,450,786	$96,909,328

Notes to Financial Statements – continued

	Year ended 1/31/15		Year ended 1/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(47,280,505)	$(374,787,539)	(122,897,571)	$(972,648,919)
Class B	(1,089,824)	(8,648,821)	(2,230,077)	(17,246,107)
Class C	(4,742,412)	(37,720,457)	(12,388,606)	(95,711,451)
Class I	(22,021,899)	(176,703,537)	(38,012,376)	(294,726,444)
	(75,134,640)	$(597,860,354)	(175,528,630)	$(1,380,332,921)

Net change
Class A	868,230	$8,811,138	(68,968,731)	$(546,587,077)
Class B	(542,731)	(4,290,122)	(1,737,576)	(13,363,621)
Class C	1,637,366	13,277,602	(6,758,825)	(51,105,206)
Class I	73,707,585	584,277,246	(2,543,562)	(20,563,848)
	75,670,450	$602,075,864	(80,008,694)	$(631,619,752)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2015, the fund’s commitment fee and interest expense were $8,359 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	78,636,485	623,194,009	(611,982,430)	89,848,064

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$90,442	$89,848,064

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and Shareholders of

MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal High Income Fund (the Fund) (one of the series constituting MFS Series Trust III), as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund (one of the series constituting MFS Series Trust III) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 17, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.71% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2015 and 2014, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS High Income Fund	68,273	67,047
MFS Global High Yield Fund	72,879	71,576
MFS High Yield Pooled Portfolio	31,410	15,800

Total	172,562	154,423

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Municipal High Income Fund	50,763	49,928

For the fiscal years ended January 31, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS High Income Fund	0	0	8,376	8,236	1,373	1,344
To MFS Global High Yield Fund	0	0	6,474	6,366	1,150	1,263
To MFS High Yield Pooled Portfolio	0	0	8,136	8,000	1,313	1,082
Total fees billed by Deloitte To above Funds	0	0	22,986	22,602	3,836	3,689

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS High Income Fund*	1,401,341	1,942,984	0	0	0	0
To MFS and MFS Related Entities of MFS Global High Yield Fund*	1,401,341	1,942,984	0	0	0	0
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	1,401,341	1,942,984	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by Deloitte:
To MFS High Income Fund, MFS and MFS Related Entities#	1,414,428	1,967,384
To MFS Global High Yield Fund, MFS and MFS Related Entities#	1,412,303	1,965,433
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	1,414,128	1,966,886

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,249	9,095	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	124,249	37,095

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: March 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: March 17, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 17, 2015

*	Print name and title of each signing officer under his or her signature.